                                                      Registration Nos. 33-62061
                                                                        811-7345
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A

                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                 ACT OF 1933                   [_]

                       Pre-Effective Amendment No. __          [_]

                       Post-Effective Amendment No. 27         [X]

                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                             COMPANY ACT OF 1940               [_]

                      Amendment No. 30                         [X]
                        (Check appropriate box or boxes.)

                                   ----------

                            CDC NVEST FUNDS TRUST III
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                           399 Boylston Street
                           Boston, Massachusetts           02116
--------------------------------------------------------------------------------
               (Address of principal executive offices)    (Zip Code)

Registrant's Telephone Number, including Area Code     (617) 449-2801

                             John E. Pelletier, Esq.
                  CDC IXIS Asset Management Distributors, L.P.
                               399 Boylston Street
                           Boston, Massachusetts 02116
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)
                                    Copy to:
                               John M. Loder, Esq.
                                  Ropes & Gray
                             One International Place
                           Boston, Massachusetts 02110
--------------------------------------------------------------------------------

Approximate Date of Public Offering

It is proposed that this filing will become effective (check appropriate box):
[_]  Immediately upon filing pursuant to paragraph (b)
[_]  On ________________ pursuant to paragraph (b)
[_]  60 days after filing pursuant to paragraph (a)(1)
[_]  On ________________ pursuant to paragraph (a)(1)
[X]  75 days after filing pursuant to paragraph (a)(2)
[_]  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

CDC Nvest logo

--------------------------------------------------------------------------------

CDC IXIS Moderate Diversified Portfolio

What's Inside

Goals, Strategies & Risks.....Page X

Portfolio Fees & Expenses.....Page X

Management Team...............Page X

Portfolio Services............Page X

Financial Performance.........Page X

[subadviser logos]
   Hansberger
   Harris                             Loomis Sayles Core Fixed Income Discipline
   Loomis                             Loomis, Sayles & Company, L.P.
   Reich & Tang
                                      Loomis Sayles Large Cap Growth Discipline
                                      Loomis, Sayles & Company, L.P.

                                      Harris Associates Large Cap Value
                                       Discipline
                                      Harris Associates L.P.

                                      Reich & Tang Mid Cap Value Discipline
                                      Reich & Tang Asset Management, LLC

                                      Hansberger International Developed Markets
                                       Discipline
                                      Hansberger Global Investors, Inc.

                                                          Prospectus______, 2004

 The Securities and Exchange Commission has not approved the Portfolio's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

    For general information on the Portfolio or any of its services and for assistance in opening an account, contact your financial representative or call
                                CDC Nvest Funds.

                                 CDC Nvest Funds
                   P.O. Box 219579, Kansas City, MO 64121-9579
                                  800-225-5478
                              www.cdcnvestfunds.com

Table of Contents

Goals, Strategies & Risks

CDC IXIS Moderate Diversified Portfolio

Portfolio Fees & Expenses

Portfolio Fees & Expenses

More About Risk

More About Risk

Management Team

Meet the Portfolio's Investment Adviser and Subadvisers
Meet the Portfolio's Portfolio Managers

Subadviser Past Performance

Subadviser past performance

Portfolio Services

Investing in the Portfolio
How Sales Charges Are Calculated
Ways to Reduce or Eliminate Sales Charges
It's Easy to Open an Account
Buying Shares
Selling Shares
Selling Shares in Writing
Exchanging Shares
Restrictions on Buying, Selling and Exchanging Shares
How Portfolio Shares Are Priced
Dividends and Distributions
Tax Consequences
Compensation to securities dealers
Additional Investor Services

Financial Performance

Financial Performance

Glossary of Terms

Glossary of Terms


If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in the Portfolio, please refer to the section entitled "More About Risk." This section details the risks of practices in which the Portfolio may engage. Please read this section carefully before you invest.

Portfolio shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

Please see the back cover of this Prospectus for important privacy policy information.

Goals, Strategies & Risks

CDC IXIS Moderate Diversified Portfolio

Adviser:       CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadvisers:   Loomis, Sayles & Company, L.P. ("Loomis Sayles")
               Harris Associates L.P. ("Harris Associates")
               Reich & Tang Asset Management, LLC ("Reich & Tang")
               Hansberger Global Investors, Inc. ("Hansberger")
Category:      Multi-Discipline

     Ticker Symbol:          Class A          Class C
                               [_]              [_]

Investment Goal

The Portfolio seeks long-term capital appreciation, with income as a secondary objective.

The Portfolio's investment goal may be changed without shareholder approval.

Principal Investment Strategies

The Portfolio is designed to offer investors access to a diversified portfolio of complementary investment disciplines from specialized money managers ("subadvisers") through investment in a single mutual fund. The Portfolio combines both equity and fixed income disciplines. The Portfolio's equity disciplines feature U.S. growth and value as well as international investments. The Portfolio's fixed income discipline focuses on U.S. investment grade fixed income securities. The disciplines and their subadvisers are listed below. CDC IXIS Advisers believes that, by diversifying across asset classes and styles in a single portfolio, investors may experience more consistent, positive returns with less volatility than a fund managed in a single asset class or style.

---------------------------------------------------------------------------------------------------------
Subadviser and Investment                                              Target      Minimum     Maximum
Discipline                         Focus of Discipline                 Allocation  Allocation  Allocation
---------------------------------------------------------------------------------------------------------
Loomis Sayles Core Fixed Income    U.S. investment grade fixed income
                                   securities                               35.00%      25.00%      45.00%
---------------------------------------------------------------------------------------------------------
Loomis Sayles Large Cap Growth     Equity securities of U.S. large
                                   capitalization companies                 22.50%      15.00%      30.00%
---------------------------------------------------------------------------------------------------------
Harris Associates Large Cap Value  Equity securities of large
                                   capitalization companies                 22.50%      15.00%      30.00%
---------------------------------------------------------------------------------------------------------
Reich & Tang Mid Cap Value         Stocks of companies with small to
                                   mid-sized market capitalizations         10.00%       7.00%      13.00%
---------------------------------------------------------------------------------------------------------
Hansberger International           Securities in international
Developed Markets                  developed markets.                       10.00%       7.00%      13.00%
---------------------------------------------------------------------------------------------------------

Subject to the allocation policies adopted by the Portfolio's Board of Trustees, CDC IXIS Advisers generally allocates capital invested in the Portfolio among its five disciplines according to the target allocations noted above. Each subadviser manages the portion, or segment, of the Portfolio's assets allocated to it in accordance with the respective subadvisers distinct investment style and strategy. CDC IXIS Advisers monitors the relative sizes of the segments on a monthly basis. When a segment's percentage of the Portfolio exceeds the maximum or minimum allocation set forth in the table above, CDC IXIS Advisers will reallocate capital away or towards one or more segments in order to bring the segments back within their target allocation ranges. Subject to approval by the Portfolio's Board of Trustees, CDC IXIS Advisers may revise the Portfolio's target allocations from time to time. In addition, target allocations will vary and may not always be met.

The Portfolio may also:

     .  Invest in equity securities.

     . Invest in securities offered in initial public offerings ("IPOs") and Rule 144A securities.

     .  Invest in convertible preferred stock and convertible debt securities.

     . Invest in foreign securities traded in U.S. markets (through American Depositary Receipts ("ADRs") or stocks sold in U.S. dollars). ADRs are securities issued by a U.S. bank that represent shares of a foreign company.

     .  Invest in real estate investment trusts ("REITs").

     .  Invest in mortgage-backed and asset-backed securities.

     . Invest in fixed-income securities, including U.S. government bonds and lower-quality corporate bonds.

     . Hold securities of foreign issuers traded over the counter or on foreign exchanges and related currency hedging transactions.

     . Invest in options and enter into futures, swap contracts and currency hedging transactions.

     . Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Portfolio's return.

     . Purchase U.S. government securities, certificates of deposit, commercial paper, and/or money market or high quality debt securities or hold cash for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Portfolio from achieving its investment goal.

For more detailed information on each subadviser's investment strategies, please refer to the section entitled "CDC IXIS Moderate Diversified Portfolio -- More on Investment Strategies."

A "snapshot" of the Portfolio's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Portfolio's performance and result in higher portfolio turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Portfolio. Rule 144A securities may be more illiquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.

REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

Allocation Risk: The Portfolio's investment performance depends on how its assets are allocated. The allocation, as set forth above, may not be optional in every market condition. You could lose money on your investment in the Portfolio as a result of this allocation.

Derivative Securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Portfolio's exposure to stock market values, interest rates or the currency exchange rate.

For additional information see the section entitled "More About Risk."

Evaluating the Portfolio's Past Performance

Because the Portfolio is new and has not completed a full calendar year, information related to Portfolio performance, including a bar chart showing annual returns, has not been included in this Prospectus.

Goals, Strategies & Risks
CDC IXIS Moderate Diversified Portfolio - More on Investment Disciplines

The Portfolio is divided into five different disciplines, each comprising a different asset class and managed by one of the Portfolio's four subadvisers. Using these multiple subadvisers, the Portfolio provides shareholders with exposure to the fixed income, equity and international securities. The subadvisers pursue the Portfolio's overall goal by employing the strategies and techniques discussed below.

Loomis Sayles Core Fixed Income Discipline

This segment of the Portfolio, one of two managed by Loomis Sayles, invests primarily in US investment grade fixed income securities (including government, corporate, mortgage-and asset-backed securities). Applying proprietary research, the core fixed-income team seeks to deliver superior total returns with lower volatility by emphasizing:

     X  corporate sector issues

     X  high average quality from companies with improving credit profiles

     X  durations within the range of the Lehman Brothers Aggregate Bond Index

     X  typically higher yield-to-maturity versus the benchmark

     X  call-protected bonds

Loomis Sayles will build a core portfolio of companies which in its opinion possess the attributes set forth above. In making investment decisions, Loomis Sayles generally employs the following methods:

     . Loomis Sayles uses a bottom-up, fundamental research process and a top-down macroeconomic analysis. Fundamental research consists of broad in-depth coverage, including contact with company management, near- and long-term projections of company fundamentals and evaluations of potential cash flow and earnings growth.

     . It looks for securities that it believes are undervalued and that offer the possibility of attractive income and strong capital appreciation. The durations of the securities in which Loomis Sayles will invest will generally be within the range of the companies included in the Lehman Brothers Aggregate Bond Index.

     . Analysts and portfolio managers continuously evaluate the companies to determine whether they continue to possess the same fundamental characteristics for growth which made them candidates for investment originally.

Loomis Sayles Large Cap Growth Discipline

This segment of the Portfolio, the second of two segments managed by Loomis Sayles, invests primarily in equity securities, including common stocks, convertible securities and warrants. Loomis Sayles focuses on stocks of companies that have market capitalizations, at the time of investment, within the capitalization range of the Russell 1000 Growth Index, an unmanaged index measuring the performance of those Russell 1000 companies selected for their greater growth orientation, though it may invest in companies of any size. Loomis Sayles seeks to generate returns that are consistent with and superior to those of the Russell 1000 Growth Index. Investments are made in leading US large cap growth companies that offer market leading products, technologies or services that Loomis believes are capable of producing attractive long-term earnings growth and stock price appreciation. Combining proprietary in-house research with independent analysis, the large-cap growth team focuses on those companies it believes offer:

     X  earnings growth and revenue growth potential

     X  management focused on enhancing shareholder value

     X  proprietary products in high-growth markets

     X  the ability to build a sustainable competitive advantage

Loomis Sayles will build a core portfolio of companies which in its opinion possess the attributes set forth above. In making investment decisions, Loomis Sayles generally employs the following methods:

     . Loomis Sayles uses a bottom-up, fundamental research process and a top-down macroeconomic analysis. Fundamental research consists of broad in-depth coverage, including contact with company management, near- and long-term projections of company fundamentals and evaluations of potential cash flow and earnings growth.

     . It looks for growth-oriented stocks of well-managed companies that typically have the characteristics listed above. The market capitalizations of these companies will generally be within the range of the companies included in the Russell 1000 Growth Index.

     . Analysts and portfolio managers continuously monitor investments. The analysts and portfolio managers will evaluate the companies to determine whether they continue to possess the same fundamental characteristics for growth which made them candidates for investment originally.

     . Loomis Sayles will generally sell a position if earnings or fundamentals deteriorate, if there is a significant change in management or when other more favorable opportunities arise.

Harris Associates Large Cap Value Discipline

This segment of the Portfolio invests primarily in the common stocks of companies that have market capitalizations, at the time of investment, within the capitalization range of the Russell 1000 Value Index, an unmanaged index measuring the performance of those Russell 1000 companies selected for their greater value orientation. Harris Associates focuses on large and mid-capitalization companies that it believes are trading at a substantial discount to the company's "true business value." Harris Associates' value-oriented investment philosophy is based upon its belief that over time a stock's discounted market price and its true business value will converge. Harris Associates believes that this philosophy provides the best opportunity to achieve long-term capital growth while also protecting from downside risk. It therefore uses this philosophy to locate companies with the following characteristics, although not all of the companies selected by Harris Associates will have each of these attributes:

     .  Stock selling at less than 60% of its intrinsic value

     .  Positive free cash flow

     .  High level of insider ownership

     .  Owner-oriented management

     .  Favorable earnings growth potential

In making investment decisions, Harris Associates generally employs the following methods:

     . Harris Associates uses a fundamental bottom-up investment approach which means that it focuses on individual companies rather than macro-economic factors or specific industries. Each company is analyzed on a case-by-case basis to select those that meet Harris Associates' standards of quality and value.

     . Once Harris Associates determines that a stock sells at a significant discount to its true business value and has other attractive qualities such as a positive free cash flow, it will consider that stock for purchase by analyzing the quality and motivation of the company's management as well as the company's market position within its industry.

     . Investments are continuously monitored by both analysts and portfolio managers. A senior committee sets specific "buy" and "sell" targets for each company. Harris Associates will generally buy a stock when it believes the stock sells for a price below 60% of its true business value, and will generally sell a stock when it believes the stock price approaches 90% of its true business value.

Reich & Tang Mid Cap Value Discipline

This segment of the Portfolio invests primarily in small-and mid-cap value stocks. Concentrating on fundamental analysis, Reich & Tang seeks to achieve competitive returns with lower risk by emphasizing good companies:

     .  trading at attractive valuations

     . where there is a catalyst for positive change, such as management changes, new products, acquisitions or divestitures

     .  identified through intensive proprietary research

The segment primarily invests in stocks of companies that have market capitalizations, at the time of investment, within the capitalization range of companies in the Russell 2500 Value Index, an unmanaged index of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. Reich & Tang pursues a value investment philosophy that focuses on established small- and mid- cap companies that have dominant market share, low cost producer status, good management and low levels of debt.

Investments are continuously monitored by analysts. If the analysts believe a purchase is not warranted by the underlying fundamentals, Reich & Tang will alter the size of the holding. Reich & Tang may sell a holding if it reaches its price target, if fundamentals deteriorate or if a more compelling investment opportunity arises.

Hansberger International Developed Markets Discipline

This segment of the Portfolio invests in securities of companies in international developed markets. These companies may be of any size. Hansberger will invest substantially all of the segment's assets in securities issued as American Depository Receipts (ADRs) and non-U.S. securities listed on U.S. securities exchanges or traded over-the-counter. Hansberger's Value Team employs an intensive fundamental analysis to identify undervalued securities with a market value that is believed to be less than a company's intrinsic value, based on the company's long-term potential. Hansberger's investment approach integrates extensive research, proprietary valuation screens, and fundamental analysis of securities with a long-term investment perspective. This analysis involves evaluating a company's prospects by focusing on such factors as: the quality of a company's management, the competitive position of a company within its industry, the financial strength of the company, the quality and growth potential of its earnings, and the outlook for the company's future based on these and other similar factors. Hansberger will also consider other factors in its analysis, including country and political risks as well as economic and market conditions.

Hansberger's objective is to identify undervalued securities in international developed markets, to hold them for the long term, and to achieve long-term capital growth as the marketplace realizes the value of these securities over time.

Hansberger expects to typically invest in between 40 to 60 securities, across a broad spectrum of market capitalizations. In terms of both industry representation and capitalization, the segment's holdings may differ significantly from those of the typical international equity fund. A security may be sold when the share price rises above the established sell target or superior alternatives are found. Additionally, when selling a security, Hansberger takes into account structural changes within a company, industry specific factors, changes in shareholder orientation, as well as loss of confidence in management.

Portfolio Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees

(fees paid directly from your investment)
----------------------------------------------------------------------------
                                                            Class A  Class C
----------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
        (as a percentage of offering price)(1)(2)              5.75%    None
----------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a percentage
        of original purchase price or redemption proceeds,
        as applicable)(2)                                        (3)    1.00%
----------------------------------------------------------------------------
Redemption fees                                                None*    None*
----------------------------------------------------------------------------

(1) A reduced sales charge on Class A shares applies in some cases. See the section entitled "Ways to Reduce or Eliminate Sales Charges" within the section entitled "Portfolio Services."

(2) Does not apply to reinvested distributions.

(3) A 1.00% contingent deferred sales charge ("CDSC") applies with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares. See the section entitled "How Sales Charges Are Calculated" within the section entitled "Portfolio Services."

*Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets, as a percentage of average daily net assets)

--------------------------------------------------------
                         Moderate Diversified Portfolio+
--------------------------------------------------------
                           Class A             Class C
--------------------------------------------------------
Management fees                    [ ]%              [ ]%
--------------------------------------------------------
Distribution and/or
service (12b-1) fees               [ ]%              [ ]%*
--------------------------------------------------------
Other Expenses**                   [ ]%              [ ]%
--------------------------------------------------------
Total annual
Portfolio operating
expenses                           [ ]%              [ ]%
--------------------------------------------------------
Fee Waiver and/or
expense reimbursement              [ ]%              [ ]%
--------------------------------------------------------
Net Expenses                       [ ]%              [ ]%
--------------------------------------------------------

* Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

** "Other Expenses" are based on estimated amounts for the current fiscal year.

+ CDC IXIS Advisers has given a binding undertaking to the Portfolio to limit the amount of the Portfolio's total annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to [ ]% and [ ]%, respectively, of the Portfolio's average daily net assets for Classes A and C shares. This undertaking is in effect through _________ and will be reevaluated on an annual basis.

Example

This example*, which is based upon the expenses shown in the "Annual Portfolio Operating Expenses" table, is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that:

     .  You invest $10,000 in the Portfolio for the time periods indicated;

     .  Your investment has a 5% return each year;

     .  The Portfolio's operating expenses remain the same; and

     .  All dividends and distributions are reinvested.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

---------------------------------------
         Moderate Diversified Portfolio
---------------------------------------
          Class            Class
            A                C
---------------------------------------
                      (1)         (2)
---------------------------------------
1 year
---------------------------------------
3 years
---------------------------------------

(1)  Assumes redemption at end of period.

(2)  Assumes no redemption at end of period.

*The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher. [The example is based on the Net Expenses for the 1- year period, and on Total Annual Fund Operating Expenses for the 3-year period.]

More About Risk

The Portfolio has principal investment strategies that come with inherent risks, and is subject to all risks relating to investment in any discipline of the Portfolio. The following is a list of risks to which the Portfolio may be subject because of its investment in various types of securities or engagement in various practices.

Correlation Risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Portfolios that invest in securities rated below investment grade quality (i.e., below a rating of Baa or BBB by Moody's or S&P, respectively), or that are unrated but judged to be of comparable quality by the Portfolio's subadvisers are subject to greater credit risk than funds that do not invest in such securities.

Currency Risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Extension Risk The risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.

Information Risk The risk that key information about a security is inaccurate or unavailable. Securities issued in initial public offerings, or IPOs, involve greater information risk than other equity securities due to the lack of public information.

Interest Rate Risk The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.

Leverage Risk The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the Portfolio uses a derivative security for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Liquidity Risk The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to the Portfolio. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper, and Rule 144A Securities.

Management Risk The risk that a strategy used by the Portfolio's portfolio management may fail to produce the intended result.

Market Risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions. IPO securities tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of public information and trading history.

Opportunity Risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Options, Futures, Swap Contracts and Other Derivatives Risks These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk, and can have a significant impact on the Portfolio's exposure to stock market values, interest rates or currency exchange rates. These types of transactions will be used primarily for hedging purposes including anticipatory hedging.

Political Risk The risk of losses directly attributable to government or political actions. This risk may be more acute for issuers of municipal securities.

Prepayment Risk The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities, or real estate investment trusts.

Small Capitalization Companies Risk These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company stocks.

Valuation Risk The risk that the Portfolio has valued certain securities at a higher price than the price at which they can be sold.

Management Team
---------------

Meet the Portfolio's Investment Adviser and Subadvisers

The CDC Nvest Funds family (as defined below) currently includes [23] mutual funds. The CDC Nvest Funds family had combined assets of $4.7 billion as of December 31, 2003. CDC Nvest Funds are distributed through CDC IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers the CDC IXIS Moderate Diversified Portfolio (the "Portfolio"), which along with CDC Nvest Equity Funds, CDC Nvest Star Funds, CDC Nvest Income Funds, CDC Nvest Tax Free Income Funds, Loomis Sayles Growth Fund, Loomis Sayles International Equity Fund, Loomis Sayles Research Fund and CDC Nvest Cash Management Trust - Money Market Series (the "Money Market Fund") constitute the "CDC Nvest Funds."

Adviser

CDC IXIS Advisers, located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to the Portfolio. CDC IXIS Advisers is a subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS Asset Management North America"). CDC IXIS Asset Management North America is ultimately owned by three large affiliated French financial services firms: the Caisse des Depots et Consignations ("CDC"); the Caisses Nationale des Caisse d'Epargne, a financial institution owned by CDC and by French savings banks known as the Caisses d'Epargne; and by CNP Assurances, a leading French life insurance company. CDC IXIS Asset Management North America has 15 principal subsidiary or affiliated asset management firms, that collectively had $148 billion in assets under management at December 31, 2003. CDC IXIS Advisers oversees, evaluates, and monitors the subadvisory services provided to the Portfolio. It also provides general business management and administration to the Portfolio. CDC IXIS Advisers does not determine what investments will be purchased by the Portfolio. The subadvisers listed below make the investment decisions for their respective segment or segments of the Portfolio.

The combined advisory and subadvisory fee to be paid by the Portfolio, as a percentage of its average daily net assets, is [ %] of the Portfolio.

Subadvisers

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as the subadviser to the Loomis Sayles Core Fixed Income Discipline and the Loomis Sayles Large Cap Growth Discipline. Loomis Sayles is a subsidiary of CDC IXIS Asset Management North America. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $53.7 billion in assets under management as of December 31, 2003. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry.

Harris Associates, located at Two North LaSalle Street, Chicago, Illinois 60602, serves as the subadviser to the Harris Associates Large Cap Value Discipline. Harris Associates, a subsidiary of CDC IXIS Asset Management North America managed $46.2 billion in assets as of December 31, 2003, and, together with its predecessor, has managed investments since 1976. It also manages investments for other mutual funds as well as assets of individuals, trusts, retirement plans, endowments, foundations, and several private partnerships.

Reich & Tang, located at located at 600 Fifth Avenue, New York, New York 10020, serves as the subadviser to the Reich & Tang Mid Cap Value Discipline. Reich & Tang is a limited liability company with 99.5% of its membership interest owned by CDC IXIS North America and the remaining 0.5% membership interest owned by CDC IXIS Asset Management Holdings, LLC. Reich & Tang was founded in 1970 to provide discretionary management of equity portfolios. Reich & Tang has two divisions, each operating independently: Capital Management Group, which specializes in small and mid cap equity and global fixed income management, and the Funds Group, which manages institutional money market mutual funds. As December 31, 2003, Reich & Tang managed in excess of $16.35 billion.

Hansberger, located at 515 East Las Olas Boulevard, Fort Lauderdale, Florida 33301, serves as the subadviser to the Hansberger Developed Markets Discipline. Hansberger is a wholly owned subsidiary of Hansberger Group, Inc. and was established in 1994. Hansberger managed approximately $4.6 billion in assets as of December 31, 2003, and specializes in global investing, managing separate portfolios and institutional mutual funds.

Subadvisory Agreements

The CDC Nvest Funds have received an exemptive order from the Securities and Exchange Commission (the "SEC") that permits CDC IXIS Advisers to amend or continue existing subadvisory agreements when approved by the Board of Trustees, without shareholder approval. The exemption also permits CDC IXIS Advisers to enter into new subadvisory agreements with subadvisers that are not affiliated with CDC IXIS Advisers without shareholder approval, if approved by the Board of Trustees. Before the Portfolio can rely on the exemptions described above, a majority of the shareholders of the Portfolio must approve reliance by the Portfolio on the exemptive order. Certain CDC Nvest Funds have received shareholder approval to rely on the exemptive order. Shareholders will be notified of any subadviser changes.

Portfolio Trades

In placing portfolio trades, the Portfolio's adviser or subadviser may use brokerage firms that market the Portfolio's shares or are affiliated with CDC IXIS Asset Management North America, CDC IXIS Advisers or such firms. In placing trades, any adviser or subadviser will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Transactions with Other Investment Companies. To the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC, the Portfolio may invest any of its daily cash balances in shares of investment companies that are advised by CDC IXIS Advisers or its affiliates (including affiliated money market and short-term bond funds).

The Portfolio may borrow money for temporary or emergency purposes in accordance with its investment restrictions. Subject to the terms of any applicable exemptive relief that may be granted by the SEC, the Portfolio may borrow for such purposes from other investment companies advised by CDC IXIS Advisers or its affiliates in an interfund lending program. In such a program, the Portfolio and affiliated funds would be permitted to lend and borrow money for certain temporary or emergency purposes directly to and from one another. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and the Portfolio would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit the Portfolio. Should the Portfolio participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by CDC IXIS Advisers or an affiliate.

Meet the Portfolio's Portfolio Managers

Loomis Sayles Core Fixed Income Discipline

John Hyll
John Hyll co-manages this segment of the Portfolio. He also co-manages the Loomis Sayles Government Securities Fund and the Loomis Sayles Limited Term Government and Agency Fund. Mr. Hyll, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1983 and joined Loomis Sayles in 1989. Mr. Hyll received a B.A. and an M.B.A. from Baldwin-Wallace College. He has over 20 years of investment experience.

Clifton V. Rowe
Cliff Rowe co-manages this segment of the Portfolio. He also co-manages the Loomis Sayles Government Securities Fund and the Loomis Sayles Limited Term Government and Agency Fund. Mr. Rowe, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 1992. Prior to becoming a Portfolio Manager, he served as a Trader at Loomis Sayles from 1992 until 2001. Mr. Rowe received a B.B.A. from James Madison University. He holds the designation of Chartered Financial Analyst and has over 12 years of investment experience.

Kay Vang
Kay Vang co-manages this segment of the Portfolio. Ms. Vang, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 1997. Ms. Vang received a B.S. from Marquette University and has over 7 years of investment experience.

Kurt Wagner
Kurt Wagner co-manages this segment of the Portfolio. Mr. Wagner, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 1994. Mr. Wagner received a B.A. from Haverford College and M.B.A. from the University of Chicago and has over 25 years of investment experience.

Loomis Sayles Large Cap Growth Discipline

Mark B. Baribeau
Mark B. Barbibeau co-manages this segment of the Portfolio. He also co-manages the Loomis Sayles Growth Fund. Mr. Baribeau, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 1989. He received an M.A. from University of Maryland and a B.A. from University of Vermont. He holds the designation of Chartered Financial Analyst and has over 17 years of investment experience.

Pamela N. Czekanski
Pamela N. Czekanski co-manages this segment of the Portfolio. She also co-manages the Loomis Sayles Growth Fund. Ms. Czekanski, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 1995. Ms. Czekanski received a B.A. from Middlebury College. She holds the designation of Chartered Financial Analyst and has over 19 years of investment experience.

Richard D. Skaggs
Richard D. Skaggs co-manages this segment of the Portfolio. He also co-manages Loomis Sayles Growth Fund. Mr. Skaggs, Portfolio Manager and Vice President of Loomis Sayles, joined the firm in 1994. Mr. Skaggs received an M.S.M. and a B.S. from Oakland University. He holds the designation of Chartered Financial Analyst and has over 18 years of investment experience.

Harris Associates Large Cap Discipline

Edward S. Loeb

Edward S. Loeb co-manages this segment of the Portfolio. He also co-manages a segment of the CDC Nvest Star Advisers Fund and the Harris Associates Large Cap Value Fund. Mr. Loeb, Partner and Director of Institutional Portfolios of Harris Associates, joined the firm in 1989. Mr. Loeb received an M.B.A. from Northwestern University and a B.A. from Princeton University. He holds the designation of Chartered Financial Analyst and has over 14 years of investment experience.

Michael J. Mangan

Michael J. Mangan co-manages this segment of the Portfolio. He also co-manages the Harris Associates Large Cap Value Fund. Mr. Mangan, a Partner of Harris Associates, joined the firm in 1997. Mr. Mangan received a B.B.A. from the University of Iowa and an M.B.A. from Northwestern University. He is a CPA, holds the designation of Chartered Financial Analyst and has over 13 years of investment experience.

Diane L. Mustain

Diane L. Mustain co-manages this segment of the Portfolio. Ms. Mustain, a portfolio manager of Harris Associates, joined the firm in 2002. Prior to joining Harris Associates, Ms. Mustain was employed by Duff & Phelps Investment Management Company from 1981 through 2001, where she held the position of Executive Vice President and Head of Equities. Ms. Mustain received a B.S. and an M.B.A. from DePaul University. She holds the designation of Chartered Financial Analyst and has more than 22 years of investment experience.

Reich & Tang Mid Cap Value Discipline

Dennis Delafield

Mr. Delafield co-manages this segment of the Portfolio. He is the Chief Executive Officer of Delafield Asset Management, a division of Reich & Tang Asset Management, LLC. Mr. Delafield received a B.A. from Princeton University. He holds the designation of Chartered Financial Analyst and has over 42 years of investment experience.

Charles Neuhauser

Mr. Neuhauser co-manages this segment of the Portfolio. He is an analyst and portfolio manager with Reich & Tang Asset Management, LLC's Capital Management Group. He received his B.A. from Columbia University. Mr. Neuhauser holds the designation of Chartered Financial Analyst and has 24 years of investment experience.

Vincent Sellecchia

Mr. Sellecchia co-manages this segment of the Portfolio. He is the Chief Operating Officer of Delafield Asset Management. Mr. Sellecchia received his B.A. from Boston College and an M.B.A. from New York University. He holds the designation of Chartered Financial Analyst and has 28 years of investment experience.

Glenn Sussman

Mr. Sussman co-manages this segment of the Portfolio. He is vice president, analyst and portfolio manager of Reich & Tang Asset Management, LLC's Capital Management Group, which he joined in 1997. Mr. Sussman received a B.B.A. from George Washington University and an M.B.A. from New York University. He has over 20 years of investment management experience.

Donald Wang

Mr. Wang co-manages this segment of the Portfolio. He is an analyst and portfolio manager of Reich & Tang Asset Management, LLC's Capital Management Group. Prior to joining Reich & Tang in 1999, he was an analyst and portfolio manager at the Lindner Funds, an analyst and portfolio manager with Spare, Kaplan & Bischel and Osterweis Capital, and a bank analyst with Keefe Bruyete & Woods and Prudential Bache. Mr. Wang received a B.S. from New York University. He holds the designation of Chartered Financial Analyst and has 14 years of investment experience.

Steven M.  Wilson

Mr. Wilson co-manages this segment of the Portfolio. He is a Managing Director and Chief Investment Officer of Reich & Tang Asset Management, LLC's Capital Management Group. Mr. Wilson joined Reich & Tang, Inc. (the company's predecessor) in 1986. Mr. Wilson received a B.S. from the University of Pennsylvania and an M.B.A. from New York University. He holds the designation of Chartered Financial Analyst and has over 22 years of investment experience.

Hansberger International Developed Markets Discipline

Ronald Holt

Ronald Holt co-manages this segment of the Portfolio. Mr. Holt, Director of Research, joined Hansberger in 1997. Prior to assuming the role of Director of Research, he was a senior research analyst and portfolio manager at Hansberger. Mr. Holt received a B.A. from Columbia University and an M.B.A. in Finance from New York University's Stern School of Business. He holds the designation of Chartered Financial Analyst and has over 13 years of investment experience.

Robert Mazuelos

Robert Mazuelos has co-manages this segment of the Portfolio. Mr. Mazuelos, Senior Vice President, Senior Research Analyst and Portfolio Manager, joined Hansberger in 1995. Mr. Mazuelos received a B.S. from the University of Florida and an M.B.A. from Florida Atlantic University. He has over 13 years of investment experience.

Subadviser Past Performance
---------------------------

Subadviser Past Performance

Subadviser-Loomis Sayles (Loomis Sayles Core Fixed Income Composite)

The returns shown below represent the returns derived from performance data furnished by Loomis Sayles relating to a a group of accounts (the "Loomis Sayles Core Fixed Income Composite") advised by Loomis Sayles with substantially similar investment objectives, strategies and policies as the Portfolio's Core Fixed Income Discipline.

The accounts underlying the Loomis Sayles Core Fixed Income Composite have not been subject to the same types of expenses to which the Portfolio is subject. In addition, the accounts underlying the Loomis Sayles Core Fixed Income Composite have not been subject to the diversification requirements, investment limitations and other restrictions to which the Portfolio is subject under the Investment Company Act of 1940 and the Internal Revenue Code. The Loomis Sayles Core Fixed Income Composite's performance results may have been less favorable had it been subject to these expenses or restrictions or, in the case of the accounts underlying the Loomis Sayles Core Fixed Income Composite, to other restrictions applicable to investment companies under relevant laws. In addition, the Portfolio may be subject to more frequent inflows and outflows of assets than the Loomis Sayles Core Fixed Income Composite, which may negatively impact performance. The information regarding the performance of the Loomis Sayles Core Fixed Income Composite does not represent the Portfolio's performance. Such information should not be considered a prediction of the future performance of the Portfolio. The Portfolio has not yet commenced operations and has no historical performance record.

The table below shows the average annual total returns for the accounts underlying the Loomis Sayles Core Fixed Income Composite for one year, five years and ten years, or since inception if shorter. The Loomis Sayles Core Fixed Income Composite is also compared against the Lehman Brothers Aggregate Bond Index. The past performance data for the Loomis Sayles Core Fixed Income Composite has been adjusted to reflect the management fees and other expenses actually paid by the Loomis Sayles Core Fixed Income Composite and assumes the reinvestment of all dividends and distributions. The fees and expenses paid by the Portfolio will be higher than the fees and expenses paid by the Loomis Sayles Core Fixed Income Composite. The performance of the Loomis Sayles Core Fixed Income Composite would have been lower than that shown below if it had been subject to the fees and expenses of the Portfolio.

--------------------------------------------------------------------------
Average Annual Total Returns (1)
--------------------------------------------------------------------------
(for the period ending December                                    Since
 31, 2003)                            1 Year  5 Years  10 Years  Inception
--------------------------------------------------------------------------
Loomis Sayles Core Fixed Income
 Composite                               ___%     ___%      ___%       ___%(2)
--------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index     ___%     ___%      ___%       ___%
--------------------------------------------------------------------------

     (1) Average Annual Total Returns: The Loomis Sayles Core Fixed Income Composite consists of all client accounts whose portfolios are managed using investment policies and strategies substantially similar to those that will be used to manage the Portfolio's Core Fixed Income Discipline. The Lehman Brothers Aggregate Bond Index is an index that tracks the performance of a broad range of government and corporate fixed income securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Loomis Sayles Core Fixed Income Composite's performance to a broad-based market index. The returns of the index have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.
     (2)  As of inception of Loomis Sayles Core Fixed Income Composite, [date].

Subadviser-Loomis Sayles (Loomis Sayles Large Cap Growth Accounts)

The returns shown below represent the returns derived from performance data furnished by Loomis Sayles relating to a mutual fund (the "Loomis Sayles Growth Fund") and a group of accounts (the "Loomis Sayles Large Cap Growth Composite", and together with the Loomis Sayles Growth Fund, the "Loomis Sayles Large Cap Growth Accounts") advised by Loomis Sayles with substantially similar investment objectives, strategies and policies as the Portfolio's Large Cap Growth Discipline.

Loomis Sayles Large Cap Growth Accounts, an in particular, the accounts underlying the Loomis Sayles Large Cap Growth Composite, have not been subject to the same types of expenses to which the Portfolio is subject. In addition, the accounts underlying the Loomis Sayles Large Cap Growth Composite have not been subject to the diversification requirements, investment limitations and other restrictions to which the Portfolio is subject under the Investment Company Act of 1940 and the Internal Revenue Code. The Loomis Sayles Large Cap Growth Accounts' performance results may have been less favorable had they been subject to these expenses or restrictions or, in the case of the accounts underlying the Loomis Sayles Large Cap Growth Composite, to other restrictions applicable to investment companies under relevant laws. In addition, the Portfolio may be subject to more frequent inflows and outflows of assets than the Loomis Sayles Large Cap Growth Accounts, which may negatively impact performance. The information regarding the performance of the Loomis Sayles Large Cap Growth Accounts does not represent the Portfolio's performance. Such information should not be considered a prediction of the future performance of the Portfolio. The Portfolio has not yet commenced operations and has no historical performance record.

The table below shows the average annual total returns for the accounts underlying the Loomis Sayles Large Cap Growth Composite and the Loomis Sayles Large Cap Growth Fund for one year, five years and ten years, or since inception if shorter. The Loomis Sayles Large Cap Growth Accounts are compared against the Russell 1000 Growth Index. The past performance data for the Loomis Sayles Large Cap Growth Composite has been adjusted to reflect the management fees and other expenses actually paid by the Loomis Sayles Large Cap Growth Composite and assumes the reinvestment of all dividends and distributions. The fees and expenses paid by the Portfolio will be higher than the fees and expenses paid by the Loomis Sayles Large Cap Growth Accounts. The performance of the Loomis Sayles Large Cap Growth Accounts would have been lower than that shown below if it had been subject to the fees and expenses of the Portfolio.

Average Annual Total Returns (1)
--------------------------------------------------------------------------
(for the period ending December                                    Since
 31, 2003)                            1 Year  5 Years  10 Years  Inception
--------------------------------------------------------------------------
Loomis Sayles Large Cap Growth
 Composite                               ___%     ___%      ___%       ___%(2)
--------------------------------------------------------------------------
Russell 1000 Growth Index                ___%     ___%      ___%       ___%
--------------------------------------------------------------------------
Loomis Sayles Growth Fund                ___%     ___%      ___%       ___%(3)
--------------------------------------------------------------------------
Russell 1000 Growth Index                ___%     ___%      ___%       ___%
--------------------------------------------------------------------------

     (1) Average Annual Total Returns: The Loomis Sayles Large Cap Growth Accounts consist of all client accounts whose portfolios are managed using investment policies and strategies substantially similar to those that will be used to manage the Portfolio's Large Cap Growth Discipline. The Russell 1000 Growth Index is an index that measures the performance of those Russell 1000 companies selected for their growth orientation. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Loomis Sayles Large Cap Growth Accounts' performance to a broad-based market index. The returns of the index have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.
     (2)  As of inception of Loomis Sayles Large Cap Growth Composite, [date].
     (3)  As of inception of the Loomis Sayles Growth Fund, [date]

Subadviser-Harris Associates (Harris Large Cap Value Accounts)

The returns shown below represent the returns derived from performance data furnished by Harris Associates relating to a mutual fund (the "Harris Associates Large Cap Value Fund") and a group of accounts (the "Harris Associates Large Cap Value Composite" and, together with the Harris Associates Large Cap Value Fund, the "Harris Associates Large Cap Value Accounts") advised by Harris Associates with substantially similar investment objectives, strategies and policies as the Portfolio's Large Cap Value Discipline.

The Harris Associates Large Cap Value Accounts, and in particular, the accounts underlying the Harris Associates Large Cap Value Composite, have not been subject to the same types of expenses to which the Harris Associates Large Cap Value Portfolio is subject. In addition, the accounts underlying the Harris Associates Large Cap Value Composite have not been subject to the diversification requirements, investment limitations and other restrictions to which the Portfolio is subject under the Investment Company Act of 1940 and the Internal Revenue Code. The Harris Associates Large Cap Value Accounts' performance results may have been less favorable had they been subject to these expenses or restrictions or, in the case of the accounts underlying the Harris Associates Large Cap Value Composite, to other restrictions applicable to investment companies under relevant laws. In addition, the Portfolio may be subject to more frequent inflows and outflows of assets than the Harris Associates Large Cap Value Accounts, which may negatively impact performance. The information regarding the performance of the Harris Associates Large Cap Value Accounts does not represent the Portfolio's performance. Such information should not be considered a prediction of the future performance of the Portfolio. The Portfolio has not yet commenced operations and has no historical performance record.

The table below shows the average annual total returns for the accounts underlying the Harris Associates Large Cap Value Composite and the Harris Associates Large Cap Value Fund for one year, five years and ten years, or since inception if shorter. The Harris Associates Large Cap Value Accounts are also compared against the Russell 1000 Value Index and the S&P 500 Index. The past performance data for the Harris Associates Large Cap Value Accounts has been adjusted to reflect the management fees and other expenses actually paid by the Harris Associates Large Cap Value Accounts and assumes the reinvestment of all dividends and distributions. The fees and expenses paid by the Portfolio will be higher than the fees and expenses paid by the Harris Associates Large Cap Value Accounts. The performance of the Harris Associates Large Cap Value Accounts would have been lower than that shown below if they had been subject to the fees and expenses of the Portfolio. Harris Associates did not become the Harris Associates Large Cap Value Fund's subadviser until July 1, 2002.

--------------------------------------------------------------------------
Average Annual Total Returns (1)
--------------------------------------------------------------------------
(for the period ending December                                    Since
 31, 2003)                            1 Year  5 Years  10 Years  Inception
--------------------------------------------------------------------------
Harris Associates Large Cap Value
 Composite                               ___%     ___%      ___%       ___%(2)
--------------------------------------------------------------------------
Russell 1000 Value Index                 ___%     ___%      ___%       ___%
--------------------------------------------------------------------------
S&P 500 Index                            ___%     ___%      ___%       ___%
--------------------------------------------------------------------------
Harris Associates Large Cap Value
 Fund                                    ___%     ___%      ___%       ___%(3)
--------------------------------------------------------------------------
Russell 1000 Value Index                 ___%     ___%      ___%       ___%
--------------------------------------------------------------------------
S&P 500 Index                            ___%     ___%      ___%       ___%
--------------------------------------------------------------------------

     (1) Average Annual Total Returns: The Harris Associates Large Cap Value Accounts consist of all client accounts whose portfolios are managed using investment policies and strategies substantially similar to those that will be used to manage the Portfolio's Large Cap Value Discipline. The Russell 1000 Value Index is a subset of stocks from the larger Russell 1000 Value Index, selected for their greater value orientation. The S&P 500 Index is a commonly used benchmark of U.S. equity securities. The indices are unmanaged, have no operating costs, and are included in the table to facilitate your comparison of the Harris Associates Large Cap Value Accounts' performance to a broad-based market index. The returns of the indices have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.
     (2) As of inception of the Harris Associates Large Cap Value Composite, July 1, 1998.
     (3) As of the inception of the Harris Associates Large Cap Value Fund, November 28, 1995.

Subadviser-Reich & Tang (Reich & Tang Mid Cap Value Composite)

The returns shown below represent the returns derived from performance data furnished by Reich & Tang relating to a group of accounts (the "Reich & Tang Mid Cap Value Composite") advised by Reich & Tang with substantially similar investment objectives, strategies and policies as the Portfolio's Mid Cap Value Discipline.

The accounts underlying the Reich & Tang Mid Cap Value Composite have not been subject to the same types of expenses to which the Portfolio is subject. In addition, the accounts underlying the Reich & Tang Mid Cap Value Composite have not been subject to the diversification requirements, investment limitations and other restrictions to which the Portfolio is subject under the Investment Company Act of 1940 and the Internal Revenue Code. The Reich & Tang Mid Cap Value Composite's performance results may have been less favorable had it been subject to these expenses or restrictions or, in the case of the accounts underlying the Reich & Tang Mid Cap Value Composite, to other restrictions applicable to investment companies under relevant laws. In addition, the Portfolio may be subject to more frequent inflows and outflows of assets than the Reich & Tang Mid Cap Value Composite, which may negatively impact performance. The information regarding the performance of the Reich & Tang Mid Cap Value Composite does not represent the Portfolio's performance. Such information should not be considered a prediction of the future performance of the Portfolio. The Portfolio has not yet commenced operations and has no historical performance record.

The table below shows the average annual total returns for the accounts underlying the Reich & Tang Mid Cap Value Composite for one year, five years and ten years, or since inception if shorter. The Reich & Tang Mid Cap Value Composite is also compared against the Russell 2500 Index. The past performance data for the Reich & Tang Mid Cap Value Composite has been adjusted to reflect the management fees and other expenses actually paid by the Reich & Tang Mid Cap Value Composite and assumes the reinvestment of all dividends and distributions. The fees and expenses paid by the Portfolio will be higher than the fees and expenses paid by the Reich & Tang Mid Cap Value Composite. The performance of the Reich & Tang Mid Cap Value Composite would have been lower than that shown below if it had been subject to the fees and expenses of the Portfolio.

--------------------------------------------------------------------------
Average Annual Total Returns (1)
--------------------------------------------------------------------------
(for the period ending December                                    Since
 31, 2003)                            1 Year  5 Years  10 Years  Inception
--------------------------------------------------------------------------
Reich & Tang Mid Cap Value Composite     ___%     ___%      ___%       ___%(2)
--------------------------------------------------------------------------
Russell 2500 Index                       ___%     ___%      ___%       ___%
--------------------------------------------------------------------------

     (1) Average Annual Total Returns: The Reich & Tang Mid Cap Value Composite consist of all client accounts whose portfolios are managed using investment policies and strategies substantially similar to those that will be used to manage the Portfolio's Mid Cap Value Discipline. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Reich & Tang Mid Cap Value Composite's performance to a broad-based market index. The returns of the index have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.
     (2)  As of inception of Reich & Tang Mid Cap Value Composite, [date].

Subadviser-Hansberger Global Investors, Inc. (Hansberger International Developed Markets Composite)

The returns shown below represent the returns derived from performance data furnished by Hansberger relating to a group of accounts (the "Hansberger International Developed Markets Composite") advised by Hansberger with substantially similar investment objectives, strategies and policies as the Portfolio's International Developed Markets Discipline. However, unlike the Portfolio, the Hansberger International Developed Markets Composite consists of accounts that invest in all classes of equity securities, including shares traded on local foreign exchanges.

The accounts underlying the Hansberger International Developed Markets Composite have not been subject to the same types of expenses to which the Portfolio is subject. In addition, the accounts underlying the Hansberger International Developed Markets Composite have not been subject to the diversification requirements, investment limitations and other restrictions to which the Portfolio is subject under the Investment Company Act of 1940 and the Internal Revenue Code. The Hansberger International Developed Markets Composite's performance results may have been less favorable had it been subject to these expenses or restrictions or, in the case of the accounts underlying the Hansberger International Developed Markets Composite, to other restrictions applicable to investment companies under relevant laws. In addition, the Portfolio may be subject to more frequent inflows and outflows of assets than the Hansberger International Developed Markets Composite, which may negatively impact performance. The information regarding the performance of the Hansberger International Developed Markets Composite does not represent the Portfolio's performance. Such information should not be considered a prediction of the future performance of the Portfolio. The Portfolio has not yet commenced operations and has no historical performance record.

The table below shows the average annual total returns for the accounts underlying the Hansberger International Developed Markets Composite for one year, five years and ten years, or since inception if shorter. The Hansberger International Developed Markets Composite is also compared against the MSCI EAFE Index. The past performance data for the Hansberger International Developed Markets Composite has been adjusted to reflect the management fees and other expenses actually paid by the Hansberger International Developed Markets Composite and assumes the reinvestment of all dividends and distributions. The fees and expenses paid by the Portfolio will be higher than the fees and expenses paid by the Hansberger International Developed Markets Composite. The performance of the Hansberger International Developed Markets Composite would have been lower than that shown below if it had been subject to the fees and expenses of the Portfolio.

--------------------------------------------------------------------------
Average Annual Total Returns (1)
--------------------------------------------------------------------------
(for the period ending December                                    Since
 31, 2003)                            1 Year  5 Years  10 Years  Inception
--------------------------------------------------------------------------
Hansberger International Developed
 Markets Composite                       ___%     ___%      ___%       ___%(2)
--------------------------------------------------------------------------
MSCI EAFE Index                          ___%     ___%      ___%       ___%
--------------------------------------------------------------------------

     (1) Average Annual Total Returns: The Hansberger International Developed Markets Composite consists of accounts that, unlike the Portfolio, may invest in all classes of equity securities including, ordinary shares traded on local foreign exchanges. The MSCI EAFE Index is a free float adjusted market capitalization index designed to measure the performance of equities of companies domiciled in developed markets in Europe, Australia and the Far East. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Hansberger International Developed Markets Composite's performance to a broad-based market index. The returns of the index have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

     (2) As of inception of Hansberger International Developed Markets Composite, [date].

Portfolio Services

Investing in the Portfolio

Choosing a Share Class

The Portfolio offers Classes A and C shares to the public. Each class has different costs associated with buying, selling and holding Portfolio shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon the size of your investment and how long you intend to hold your shares. Class C shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.

Class A Shares

     . You pay a sales charge when you buy Portfolio shares. There are several ways to reduce this charge. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

     . You pay lower annual expenses than Class C shares, giving you the potential for higher returns per share.

     . You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemption if you redeem these shares within 1 year of purchase.

Class C Shares

     .  You pay higher annual expenses than Class A shares.

     . You may pay a charge on redemptions if you sell your shares within 1 year of purchase.

     . Investors purchasing $1 million or more of Class C shares may want to consider the lower operating expense of Class A shares. You may pay a charge on redemption if you redeem Class A shares within 1 year of purchase.

For estimated expenses of Classes A and C shares, see the section entitled "Portfolio Fees & Expenses" in this Prospectus.

Certificates

Certificates will not be issued automatically for any class of shares. Upon written request, you may receive certificates for Class A shares only.

Portfolio Services

How Sales Charges Are Calculated

Class A Shares

The price that you pay when you buy Class A shares (the "offering price") is their net asset value plus a sales charge (sometimes called a "front-end sales charge") which varies depending upon the size of your purchase. For investors investing in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper "breakpoint" discount. See the next section entitled "Ways to Reduce or Eliminate Sales Charges." Additional information concerning sales load breakpoints is available from a financial intermediary, by visiting www.cdcnvestfunds.com or in the Portfolio's statement of additional information. To qualify, it is your responsibility to provide the required documentation. For more information, contact the Portfolio at 800-225-5478.

--------------------------------------------------------------------------
                                      Class A Sales Charges
  Your Investment      As a % of offering price  As a % of your investment
--------------------------------------------------------------------------
Less than $50,000                          5.75%                      6.10%
$ 50,000  - $  99,999                      4.50%                      4.71%
$ 100,000 - $ 249,999                      3.50%                      3.63%
$ 250,000 - $ 499,999                      2.50%                      2.56%
$ 500,000 - $ 999,999                      2.00%                      2.04%
$ 1,000,000 or more*                       0.00%                      0.00%
--------------------------------------------------------------------------

* For purchases of Class A shares of the Portfolio of $1 million or more or purchases by Retirement Plans (Plans under Sections 401(a) or 401(k) of the Internal Revenue Code with investments of $1 million or more or that have 100 or more eligible employees), there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within one year of the date of purchase.

Class C Shares

The offering price of Class C shares is their net asset value, without a front-end sales charge. Class C shares are subject to a CDSC of 1.00% on redemptions made within one year of the date of purchase. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another CDC Nvest Fund.

------------------------------------------------
    Class C Contingent Deferred Sales Charges
------------------------------------------------
Year Since Purchase    CDSC on Shares Being Sold
------------------------------------------------
       1/st/                                1.00%
    thereafter                              0.00%
------------------------------------------------

How the CDSC Is Applied to Your Shares

The CDSC is a sales charge you pay when you redeem certain Portfolio shares. The
CDSC:
     .  is calculated based on the number of shares you are selling;

     . is based on either your original purchase price or the current net asset value of the shares being sold, whichever is lower;

     . is deducted from the proceeds of the redemption, not from the amount remaining in your account; and

     . for year one applies to redemptions through the day that is one year after the date on which your purchase was accepted, and so on for subsequent years.

A CDSC will not be charged on:
     .  increases in net asset value above the purchase price; or

     . shares you acquired by reinvesting your dividends or capital gains distributions.

To keep your CDSC as low as possible, each time that you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

Exchanges into Shares of the Money Market Fund

If you exchange shares of the Portfolio into shares of the Money Market Fund, the holding period for purposes of determining the CDSC stops until you exchange back into shares of another CDC Nvest Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.

Portfolio Services

Ways to Reduce or Eliminate Sales Charges

Class A Shares

Reducing Sales Charges

There are several ways you can lower your sales charge for Class A shares (described in the chart on the previous page), including:

     . Letter of Intent -- allows you to purchase Class A shares of any CDC Nvest Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $50,000 or more over 13 months. Purchases of Class C shares may be used toward meeting the letter of intent.

     . Combining Accounts -- allows you to combine shares of multiple CDC Nvest Funds and classes for purposes of calculating your sales charge.

          . Individual Accounts-- You may elect to combine your purchase(s) and the current value of your account with the current value of qualified accounts of a spouse, parents, children, siblings, grandparents, grandchildren, in-laws, individual fiduciary accounts, sole proprietorships, single trust estates and any other individuals acceptable to the Distributor.

          . Certain Retirement Plan Accounts: The Distributor may, in its discretion, combine purchases under certain retirement plans with the current value of accounts of other qualified participants in the same retirement plan.

In most instances, individual accounts may not be linked with certain retirement plan accounts for the purposes of calculating sales charges. Please refer to the SAI for more detailed information on combining accounts.

These privileges do not apply to the SIMPLE IRAs, or to the Money Market Fund unless shares are purchased through an exchange from another CDC Nvest Fund.

Eliminating Sales Charges and CDSCs

Class A shares may be offered without front-end sales charges or a CDSC to the following individuals and institutions:

     . Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

     . Selling brokers, sales representatives, registered investment advisers, financial planners or other intermediaries under arrangements with the Distributor;

     . Portfolio Trustees and other individuals who are affiliated with any CDC Nvest Fund or Money Market Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);

     . Participants in certain Retirement Plans with at least 100 eligible employees (one-year CDSC may apply);

     . Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities; and

     . Investments of $25,000 or more in CDC Nvest Funds or the Money Market Fund by clients of an adviser or subadviser to any CDC Nvest Fund or the Money Market Fund.

Repurchasing Portfolio Shares

You may apply proceeds from redeeming Class A shares of the Portfolio (without paying a front-end sales charge) to repurchase Class A shares of any CDC Nvest Fund. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify CDC Nvest Funds or your financial representative at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: for federal income tax purposes, a redemption is a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to discuss how a redemption would affect you.

If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption.

Classes A or C Shares

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for any share class will generally be eliminated in the following cases:

     . to make distributions from a Retirement Plan (a plan termination or total plan redemption may incur a CDSC);

     .  to make payments through a systematic withdrawal plan; or

     .  due to shareholder death or disability.

If you think you may be eligible for a sales charge elimination or reduction, contact your financial representative or CDC Nvest Funds. Check the Statement of Additional Information (the "SAI") for details.

Portfolio Services

It's Easy to Open an Account

To Open an Account with CDC Nvest Funds:

1. Read this Prospectus carefully. The Portfolio will only accept accounts from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.

2. Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts:

-----------------------------------------------------------------------------------------------
                                                       Minimum to Open an Account   Minimum for
                                      Minimum to Open  Using Investment Builder or   Existing
          Type of Account               an Account          Payroll Deduction        Accounts
-----------------------------------------------------------------------------------------------
Any account other than those listed
below                                 $        10,000            [$____]              [$____]
-----------------------------------------------------------------------------------------------
Accounts registered under the
Uniform Gifts to Minors Act ("UGMA")
or the Uniform Transfers to Minors
Act ("UTMA")                                [ ]                    [ ]                  [ ]
-----------------------------------------------------------------------------------------------
Individual Retirement Accounts
("IRAs")                                    [ ]                    [ ]                  [ ]
-----------------------------------------------------------------------------------------------
Coverdell Education Savings Accounts        [ ]                    [ ]                  [ ]
-----------------------------------------------------------------------------------------------
Retirement plans with tax benefits
such as corporate pension, profit
sharing and Keogh plans                     [ ]                    [ ]                  [ ]
-----------------------------------------------------------------------------------------------
Payroll Deduction Investment
Programs for SARSEP*, SEP, SIMPLE
IRA, 403(b)(7) and certain other
retirement plans                            [ ]                   [N/A]                 [ ]
-----------------------------------------------------------------------------------------------

*Effective January 1, 1997, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRA became available replacing SARSEP plans. SARSEP plans established prior to January 1, 1997, may remain active and continue to add new employees.

3. Complete the appropriate parts of the account application, carefully following the instructions. If you have any questions, please call your financial representative or CDC Nvest Funds at 800-225-5478. For more information on CDC Nvest Funds' investment programs, refer to the section entitled "Additional Investor Services" in this Prospectus.

4. Use the following sections as your guide for purchasing shares.

Self-Servicing Your Account

Buying or selling shares is easy with the services described below:

CDC Nvest Funds Personal Access Line(R)

800-225-5478, press 1

CDC Nvest Funds Web Site

www.cdcnvestfunds.com

You have access to your account 24 hours a day by calling the Personal Access Line(R) from a touch-tone telephone or by visiting us online. Using these customer service options, you may:

     . purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);

     . review your account balance, recent transactions, Portfolio prices and recent performance;
     . order duplicate account statements; and . obtain tax information.

Please see the following pages for other ways to buy, exchange or sell your shares.

Portfolio Services

Buying Shares


                          Opening an Account                    Adding to an Account

Through Your Investment Dealer
                   .  Call your investment dealer for information about opening or adding to an account. Dealers may also charge you a processing or service fee in connection with the purchase of Portfolio shares.

By Mail
                   .  Make out a check in U.S. dollars   .  Make out a check in U.S. dollars
                      for the investment amount,            for the investment amount,
                      payable to "CDC Nvest Funds."         payable to "CDC Nvest Funds."
                      Third party checks and "starter"      Third party checks and "starter"
                      checks will not be accepted.          checks will not be accepted.
[envelope icon]    .  Mail the check with your           .  Complete the investment slip from
                      completed application to CDC          an account statement or include a
                      Nvest Funds, P.O. Box 219579,         letter specifying the fund name,
                      Kansas City, MO 64121-9579.           your class of shares, your
                                                            account number and the registered
                                                            account name(s).

By Exchange (See the section entitled "Exchanging Shares" for more details.)
[exchange icon]    .  Obtain a current prospectus for    .  Call your investment dealer or
                      the Portfolio into which you are      CDC Nvest Funds at 800-225-5478
                      exchanging by calling your            or visit www.cdcnvestfunds.com to
                      investment dealer or CDC Nvest        request an exchange.
                      Funds at 800-225-5478.
                   .  Call your investment dealer or
                      CDC Nvest Funds or visit
                      www.cdcnvestfunds.com to request
                      an exchange.

By Wire
[wire icon]        .  Call CDC Nvest Funds at            .  Visit www.cdcnvestfunds.com to
                      800-225-5478 to obtain an account     add shares to your account by
                      number and wire transfer              wire.
                      instructions. Your bank may        .  Instruct your bank to transfer
                      charge you for such a transfer.       funds to Investors Bank & Trust
                                                            Company, ABA # __________, and
                                                            DDA # ___________.
                                                         .  Specify the fund name, your class
                                                            of shares, your account number
                                                            and the registered account
                                                            name(s). Your bank may charge you
                                                            for such a transfer.

Through Automated Clearing House ("ACH")
[ACH icon]         .  Ask your bank or credit union      .  Call CDC Nvest Funds at
                      whether it is a member of the ACH     800-225-5478 or visit
                      system.                               www.cdcnvestfunds.com to add
                   .  Complete the "Bank Information"       shares to your account through
                      section on your account               ACH.
                      application.                       .  If you have not signed up for the
                   .  Mail your completed application       ACH system, please call CDC Nvest
                      to CDC Nvest Funds, P.O. Box          Funds or visit
                      219579, Kansas City, MO               www.cdcnvestfunds.com for a
                      64121-9579.                           Service Options Form.

Automatic Investing Through Investment Builder
[builder icon]     .  Indicate on your application that  .  Please call CDC Nvest Funds at
                      you would like to begin an            800-225-5478 or visit
                      automatic investment plan through     www.cdcnvestfunds.com for a
                      Investment Builder and the amount     Service Options Form. A signature
                      of the monthly investment ($___       guarantee may be required to add
                      minimum).                             this privilege.
                   .  Include a check marked "Void" or   .  See the section entitled
                      a deposit slip from your bank         "Additional Investor Services."
                      account.

Automatic Investing Through Payroll Deduction
[payroll icon]     .  Call CDC Nvest Funds at            .  Call CDC Nvest Funds at
                      800-225-5478 or visit                 800-225-5478 or visit
                      www.cdcnvestfunds.com for a           www.cdcnvestfunds.com for a
                      Payroll Deduction Authorization       Payroll Deduction Authorization
                      Form.                                 Form.
                   .  Indicate on your application that  .  See the section entitled
                      you would like to begin Payroll       "Additional Investor Services."
                      Deduction and include the Payroll
                      Deduction Authorization Form.

Portfolio Services

Selling Shares
To Sell Some or All of Your Shares

Certain restrictions may apply. See section entitled "Restrictions on Buying, Selling and Exchanging Shares."

Through Your Investment Dealer
                   .  Call your investment dealer for information. Dealers may also charge you a processing or service fee in connection with the purchase of fund shares.

By Mail
                   .  Write a letter to request a redemption. Specify the name of your fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section entitled "Selling Shares in Writing."
[envelope icon]    .  The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.
                   .  Mail your request by regular mail to CDC Nvest Funds, P.O. Box 219579,
                      Kansas City, MO 64121-9579 or by registered, express or certified mail to CDC Nvest Funds, 330 West 9/th/ Street, Kansas City, MO 64105-1514.
                   .  Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter. Proceeds delivered by mail will generally be mailed to you on the business day after the request is received in good order.

By Exchange (See the section entitled "Exchanging Shares" for more details.)
                   .  Obtain a current prospectus for the fund into which you are exchanging by calling your investment dealer or CDC Nvest Funds at 800-225-5478.
[exchange icon]    .  Call CDC Nvest Funds or visit www.cdcnvestfunds.com to request an exchange.

By Wire
                   .  Complete the "Bank Information" section on your account application.
[wire icon]        .  Call CDC Nvest Funds at 800-225-5478 or visit www.cdcnvestfunds.com or indicate in your redemption request letter (see above) that you wish to have your proceeds wired to your bank.
                   .  Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee (currently $5.00) will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.

Through Automated Clearing House
                   .  Ask your bank or credit union whether it is a member of the ACH system.
                   .  Complete the "Bank Information" section on your account application.
[ACH icon]         .  If you have not signed up for the ACH system on your application, please call CDC Nvest Funds at 800-225-5478 or visit
                      www.cdcnvestfunds.com for a Service Options Form.
                   .  Call CDC Nvest Funds or visit www.cdcnvestfunds.com to request an ACH redemption.
                   .  Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.

By Telephone
[telephone icon]   .  Call CDC Nvest Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds by mail, by wire or through ACH (see above).

By Systematic Withdrawal Plan
(See the section entitled "Additional Investor Services" for more details.)
                   .  Call CDC Nvest Funds at 800-225-5478 or your financial representative for more information.
[systematic icon]  .  Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.

Portfolio Services

Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a signature guarantee or additional documentation.

A signature guarantee protects you against fraudulent orders and is necessary if:

     .  your address of record has been changed within the past 30 days;

     . you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;

     . a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or

     . the proceeds are sent by check, wire, or in some circumstances ACH to a bank account other than a previously established bank on file.

A notary public cannot provide a signature guarantee. The Portfolio will only accept signature guarantees bearing the STAMP2000 Medallion imprint. A signature guarantee can be obtained from one of the following sources:

     .  a financial representative or securities dealer;

     .  a federal savings bank, cooperative, or other type of bank;

     .  a savings and loan or other thrift institution;

     .  a credit union; or

     .  a securities exchange or clearing agency.

The table below shows some situations in which additional documentation may be necessary. Please call your financial representative or CDC Nvest Funds regarding requirements for other account types.

--------------------------------------------------------------------------------
Seller (Account Type)                    Requirements for Written Requests
--------------------------------------------------------------------------------
Qualified retirement benefit plans       .  The request must include the
(except CDC Nvest Funds prototype           signatures of all those authorized
documents)                                  to sign, including title.
                                         .  Signature guarantee, if applicable
                                            (see above).
--------------------------------------------------------------------------------
Individual Retirement Accounts           .  Additional documentation and
                                            distribution forms may be required.
--------------------------------------------------------------------------------
Individual, joint, sole proprietorship,  .  The request must include the
UGMA/UTMA (minor accounts)                  signatures of all persons authorized
                                            to sign, including title, if
                                            applicable.
                                         .  Signature guarantee, if applicable
                                            (see above).
                                         .  Additional documentation may be
                                            required.
--------------------------------------------------------------------------------
Corporate or association accounts        .  The request must include the
                                            signatures of all persons authorized
                                            to sign, including title.
--------------------------------------------------------------------------------
Owners or trustees of trust accounts     .  The request must include the
                                            signatures of all trustees
                                            authorized to sign, including title.
                                         .  If the names of the trustees are not
                                            registered on the account, please
                                            provide a copy of the trust document
                                            certified within the past 60 days.
                                         .  Signature guarantee, if applicable
                                            (see above).
--------------------------------------------------------------------------------
Joint tenancy whose co-tenants are       .  The request must include the
deceased                                    signatures of all
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            surviving tenants of the account.
                                         .  Copy of the death certificate.
                                         .  Signature guarantee if proceeds
                                            check is issued to other than the
                                            surviving tenants.
--------------------------------------------------------------------------------
Power of Attorney (POA)                  .  The request must include the
                                            signatures of the attorney-in-fact,
                                            indicating such title.
                                         .  A signature guarantee.
                                         .  Certified copy of the POA document
                                            stating it is still in full force
                                            and effect, specifying the exact
                                            fund and account number, and
                                            certified within 30 days of receipt
                                            of instructions.*
-------------------------------------------------------------------------------
Executors of estates, administrators,    .  The request must include the
guardians, conservators                     signatures of all those authorized
                                            to sign, including capacity.
                                         .  A signature guarantee.
                                         .  Certified copy of court document
                                            where signer derives authority,
                                            e.g., Letters of Administration,
                                            Conservatorship and Letters
                                            Testamentary.*
--------------------------------------------------------------------------------

*Certification may be made on court documents by the court, usually certified by the clerk of the court. Power of Attorney certification may be made by a commercial bank, broker/member of a domestic stock exchange or a practicing attorney.

Portfolio Services

Exchanging Shares

In general, you may exchange shares of the Portfolio for shares of the same class of another CDC Nvest Fund or series of Loomis Sayles Funds that offers such class of shares, without paying a sales charge or a CDSC (see the sections entitled "Buying Shares" and "Selling Shares"). The exchange must be for the minimum to open an account (or the total net asset value of your account, whichever is less), or $100 if made under the Automatic Exchange Plan (see the section entitled "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For federal income tax purposes, an exchange of fund shares for shares of another fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. Please refer to the SAI for more detailed information on exchanging Portfolio shares.

Restrictions on Buying, Selling and Exchanging Shares

The Portfolio reserves the right to suspend or change the terms of purchasing or exchanging shares. The Portfolio and the Distributor reserve the right to refuse or limit any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Portfolio's other shareholders or possibly disruptive to the management of the Portfolio.

Limits on Frequent Trading. Without limiting the right of the Portfolio and the Distributor to refuse any purchase or exchange order, the Portfolio and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of "market timers." With respect to exchanges, an account may be deemed to be one of a market timer if (i) more than two exchange purchases of the Portfolio are made for the account over a 90-day interval as determined by the Portfolio; or (ii) the account makes one or more exchange purchases of the Portfolio over a 90-day interval as determined by the Portfolio in an aggregate amount in excess of 1% of the Portfolio's total net assets. With respect to new purchases of the Portfolio, an account may be deemed to be one of a market timer if (i) more than twice over a 90-day interval as determined by the Portfolio, there is a purchase in the Portfolio followed by a subsequent redemption; or
(ii) there are two purchases into the Portfolio by an account, each followed by a subsequent redemption over a 90-day interval as determined by the Portfolio in an aggregate amount in excess of 1% of the Portfolio's total net assets. The preceding are not exclusive lists of activities that the Portfolio and the Distributor may consider to be "market timing."

Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If the Portfolio or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, the Portfolio or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Portfolio and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Portfolio and the Distributor also reserve the right to notify financial intermediaries of your trading activity. Because the Portfolio and the Distributor will not always be able to detect market timing activity, investors should not assume that the Portfolio will be able to detect or prevent all market timing or other trading practices that may disadvantage the Portfolio. For example, the ability of the Portfolio and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of the Portfolio's underlying beneficial owners.

--------------------------------------------------------------------------------
Purchase Restrictions
--------------------------------------------------------------------------------

The Portfolio is required by federal regulations to obtain certain personal information from you and to use that information to verify your identity. The Portfolio may not be able to open your account if the requested information is not provided. The Portfolio reserves the right to refuse to open an account, close an account and redeem your shares at the then current price or take other such steps that the Portfolio deems necessary to comply with federal regulations if your identity cannot be verified.

--------------------------------------------------------------------------------
Selling Restrictions
--------------------------------------------------------------------------------

The table below describes restrictions placed on selling shares of the Portfolio described in this Prospectus:

--------------------------------------------------------------------------------
Restriction                              Situation
--------------------------------------------------------------------------------
The Portfolio may suspend the right of   .  When the New York Stock Exchange
redemption or postpone payment for          (the "Exchange") is closed (other
more than 7 days:                           than a weekend/holiday)
                                         .  During an emergency
                                         .  During any other period permitted
                                            by the SEC
--------------------------------------------------------------------------------
The Portfolio reserves the right to      .  With a notice of a dispute between
suspend account services or refuse          registered owners
transaction requests:                    .  With suspicion/evidence of a
                                            fraudulent act
--------------------------------------------------------------------------------
The Portfolio may pay the redemption     .  When it is detrimental for the
price in whole or in part by a              Portfolio to make cash payments as
distribution in kind of readily             determined in the sole discretion
marketable securities in lieu of cash       of the adviser or subadviser
or may take up to 7 days to pay a
redemption request in order to raise
capital:
--------------------------------------------------------------------------------
The Portfolio may withhold redemption    .  When redemptions are made within 10
proceeds until the check or funds have      calendar days of purchase by check
cleared:                                    or ACH of the shares being redeemed
--------------------------------------------------------------------------------

If you hold certificates representing your shares, they must be sent with your request for it to be honored.

It is recommended that certificates be sent by registered mail.

--------------------------------------------------------------------------------
Small Account Policy
--------------------------------------------------------------------------------
The Portfolio assesses a minimum balance fee on an annual basis for accounts that fall below the minimum amount required to establish an account, as previously described in this Prospectus. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. This minimum balance fee does not apply to accounts with active investment builder and payroll deduction programs, accounts held through the National Securities Clearing Corporation, or retirement accounts. In its discretion, the Portfolio may also close the account and send the account holder the proceeds if the account falls below the minimum amount.

Portfolio Services

How Portfolio Shares Are Priced

"Net asset value" is the price of one share of the Portfolio without a sales charge, and is calculated each business day using this formula:

                  Total market value of securities + Cash and other
                                  assets - Liabilities
Net Asset Value = -------------------------------------------------
                             Number of outstanding shares

The net asset value of Portfolio shares is determined according to this schedule:

     . A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, the Portfolio's shares will not be priced on the days on which the Exchange is closed for trading. However, in CDC IXIS Advisers' discretion, the Portfolio's shares may be priced on a day the Exchange is closed for trading if CDC IXIS Advisers in its discretion determines that there has been enough trading in that Portfolio's portfolio securities to materially affect the net asset value of the Portfolio's shares. This may occur, for example, if the Exchange is closed but the NASDAQ Stock Market is open for trading. In addition, the Portfolio's shares will not be priced on the holidays listed in the SAI. See the section entitled "Net Asset Value and Public Offering Price" in the SAI for more details.

     . The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by the Portfolio's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."

     . Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

     . A segment of the Portfolio significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

*Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections entitled "Buying Shares" and "Selling Shares."

Generally, the Portfolio's securities are valued as follows:

     . Equity securities -- market price or as provided by a pricing service if market price is unavailable.

     . Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

     . Short-term obligations (remaining maturity of less than 60 days) -- amortized cost (which approximates market value).

     . Securities traded on foreign exchanges -- market price on the non-U.S. exchange, unless the Portfolio believes that an occurrence after the close of that exchange will materially affect the security's value. In that case, the security may be fair valued at the time the Portfolio determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing their securities, the Portfolio may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time the Portfolio's net asset value is calculated.

     .  Options -- last sale price, or if not available, last offering price.

     . Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

     . All other securities -- fair market value as determined by the adviser or subadviser of the Portfolio pursuant to procedures approved by the Board of Trustees.

The effect of fair value pricing as described above for "Securities traded on foreign exchanges" and "All other securities" is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value. The Portfolio may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange.

Portfolio Services

Dividends and Distributions

The Portfolio generally distributes most or all of its net investment income (other than capital gains) in the form of dividends. The Portfolio expects to distribute dividends annually. The Portfolio expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Board of Trustees may adopt a different schedule as long as payments are made at least annually. Distributions will automatically be reinvested in shares of the same class of the distributing Portfolio at net asset value, unless you select one of the following alternatives:

     . Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another CDC Nvest Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section entitled "Additional Investor Services."
     . Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Portfolio, or in the same class of another CDC Nvest Fund.
     .  Receive all distributions in cash.

For more information or to change your distribution option, contact CDC Nvest Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a CDC Nvest Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences

The Portfolio intends to meet all requirements under Subchapter M of the Internal Revenue Code necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Distributions derived from net short-term capital gains, i.e., gains from investments that the Portfolio held one year or less, or investment income are generally taxable at ordinary income rates. If you are a corporation investing in the Portfolio, a portion of these dividends may qualify for the dividends-received deduction provided that you meet certain holding period requirements. However, distributions by the Portfolio from REITs will not qualify for the corporate dividends-received deduction. In addition, distributions by the Portfolio to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable. Distributions of gains from investments that a Portfolio owned for more than one year that are designated by a Portfolio as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held Portfolio shares. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Portfolio as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Portfolio levels. Portfolio distributions paid to you are taxable whether you receive them in cash or reinvest them in additional shares. Distributions are taxable to you even if they are paid from income or gains earned by the Portfolio before your investment (and thus were included in the price you paid). Such distributions are likely to occur in respect of shares purchased at a time when the Portfolio's net asset value reflects gains that are either unrealized or realized but not distributed.

Long-term capital gain rates applicable to individuals have been temporarily reduced-in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets- for taxable years beginning on or before December 31, 2008.

The Portfolio's investments in foreign securities may be subject to foreign withholding and other taxes. In that case, the Portfolio's yield on those securities would be decreased. We do not expect shareholders to be entitled to claim a credit or deduction with respect to foreign taxes in the Portfolio's investments of 50% or less of its assets in foreign securities. In addition, the Portfolio's investments in foreign securities or foreign currencies may increase or accelerate a Portfolio's recognition of ordinary income and may affect the timing or amount of the Portfolio's distributions. Because the Portfolio invest in foreign securities, shareholders should consult their tax advisers about consequences of their investments under foreign laws.

Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities may be exempt from state and local income taxes. The Portfolio advises shareholders of the proportion of any Portfolio dividends that are derived from such interest.

The Portfolio's investments in certain debt obligations may cause the Portfolio to recognize taxable income in excess of the cash generated by such obligations. Thus, the Portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements. Income generated by investments in fixed-income securities is not eligible for treatment as qualified dividend income.

REITs attempt to minimize their corporate tax costs by distributing at least 90% of their REIT taxable income to their interest holders. If a REIT failed to distribute such a percentage of its REIT taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to its shareholders would be reduced by any corporate taxes payable by the REIT. Income distributions from REITs generally are not entitled to be treated as qualified dividend income.

Sales or Exchanges of Portfolio Shares. The redemption, sale or exchange of Portfolio shares (including an exchange of Portfolio shares for shares of another CDC Nvest Fund or Money Market Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of Portfolio shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.

Compensation to Securities Dealers

As part of its business strategies, the Portfolio pays securities dealers that sell its shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees paid under a plan adopted pursuant to Rule 12b-1 under the 1940 Act). The sales charges are detailed in the section entitled "How Sales Charges Are Calculated." Each class of Portfolio shares pays an annual service fee of 0.25% of its average daily net assets. In addition to a service fee, Class C shares are subject to a distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. The Distributor retains the first year of such fees for Class C shares. Because these distribution fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees for Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.

The Distributor and its affiliates may, out of their own resources, make payments in addition to the payments described above to dealers which satisfy certain criteria established from time to time by the Distributor. Payments may vary based on net sales, the length of time assets of a dealer's clients have remained invested in the Portfolio, and other factors. See the SAI for more details.

Additional Investor Services

Retirement Plans

CDC Nvest Funds offer a range of retirement plans, including Coverdell Education Savings Accounts, IRAs, SEPs, SARSEPs*, SIMPLE IRAs, 403(b) plans and other pension and profit sharing plans. Refer to the section entitled "It's Easy to Open an Account" for investment minimums. For more information about our Retirement Plans, call us at 800-225-5478.

Investment Builder Program

This is CDC Nvest Funds' automatic investment plan. You may authorize automatic monthly transfers of [$___] or more from your bank checking or savings account to purchase shares of one or more CDC Nvest Funds. To join the Investment Builder Program, please refer to the section entitled "Buying Shares."

Payroll Deduction Program

Payroll Deduction enables you to invest after-tax dollars directly from your paycheck into CDC Nvest Funds (current tax year is assumed). Once you've invested an initial $25 to open an account in each of your desired funds, you may invest as little as $25 per fund per pay period. It is important that you first check to ensure that your employer can accommodate this service. To enroll in the Payroll Deduction Program, please refer to the section entitled "Buying Shares."

Dividend Diversification Program

This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another CDC Nvest Fund or Money Market Fund, subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected Fund's net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other CDC Nvest Fund or Money Market Fund, please read its prospectus carefully.

Automatic Exchange Plan

CDC Nvest Funds have an automatic exchange plan under which shares of a class of a CDC Nvest Fund are automatically exchanged each month for shares of the same class of another CDC Nvest Fund or Money Market Fund. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please see the section entitled "Exchanging Shares" above and refer to the SAI for more information on the Automatic Exchange Plan.

Systematic Withdrawal Plan

This plan allows you to redeem shares and receive payments from your Portfolio on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan is not subject to a CDSC. However, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Portfolio account based upon the value of your Portfolio account on the day you establish your plan. For information on establishing a Systematic Withdrawal Plan, please refer to the section entitled "Selling Shares."

CDC Nvest Funds Personal Access Line(R)

This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, and pressing 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Portfolio prices and recent performance. You may also use Personal Access Line(R) to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

CDC Nvest Funds Web Site

Visit us at www.cdcnvestfunds.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply.

* Effective January 1, 1997, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRA became available, replacing SARSEP plans. SARSEP plans established prior to January 1, 1997, may remain active and continue to add new employees.

Financial Performance
---------------------

Because the Portfolio has no performance history as of the date of this Prospectus, financial highlights have not been included.

Glossary of Terms

Bid price -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Bottom-up analysis -- The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

Capital gain distributions -- Payments to a fund's shareholders of net profits earned from selling securities in a fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Rating Service, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Services, Inc. ("Fitch"). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment grade.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Discounted price -- The difference between a bond's current market price and its face or redemption value.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

Earnings growth -- A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

Fundamental analysis -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing -- An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Income distributions -- Payments to a fund's shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net assets -- A fund's assets minus its liabilities. With respect to funds that have a policy to invest 80% of their net assets in particular kinds of securities, "net assets" as used in such policies means net assets plus borrowings made for investment purposes.

Net asset value (NAV) per share -- The market value of one share of a fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a fund's total net assets by the number of shares outstanding.

Price-to-book value ratio -- Current market price of a stock divided by its book value. Some firms use the inverse ratio for this calculation (i.e., book-to-price ratio).

Price-to-earnings ratio -- Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price-to-earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different securities. The ratio may be calculated using "trailing" earnings or estimates of future (or "forward") earnings. Some firms use the inverse ratio for this calculation (i.e., earnings-to-price ratio).

Qualitative analysis -- An analysis of the qualities possessed by a company, including its management, products and competitive positions, to help determine if the company can execute its strategies.

Return on equity -- The amount, expressed as a percentage, earned on a company's common stock investment for a given period. It is calculated by dividing common stock equity (net worth) at the beginning of the accounting period into net income for the period after preferred stock dividends but before common stock dividends. This tells common shareholders how effectively their money is being employed.

Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a fund's trustees, that a particular issue of Rule 144A securities is liquid.

Target price -- Price that an investor is hoping a stock he or she has just bought will rise to within a specified period of time. An investor may buy XYZ at $20, with a target price of $40 in one year's time, for instance.

Technical analysis -- The research into the demand and supply for securities, options, mutual funds and commodities based on trading volume and price studies. Technical analysis uses charts or computer programs to identify and project price trends in a market, security, mutual fund or futures contract.

Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.

Total return -- The change in value of an investment in a fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a fund.

Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield -- The rate at which a fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

          If you would like more information about the Portfolio, the following documents are available free upon request:

   Annual and Semiannual Reports -- Provide additional information about the
    Portfolio's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

Statement of Additional Information (SAI) -- Provides more detailed information about the Portfolio and its investment limitations and policies, has been filed with the SEC and is incorporated into this Prospectus by reference.

To order a free copy of the Portfolio's annual or semiannual report or its SAI, contact your financial representative, or the Portfolio at: CDC IXIS Asset
      Management Distributors, L.P., 399 Boylston Street, Boston, MA 02116
                             Telephone: 800-225-5478
                         Internet: www.cdcnvestfunds.com

         Important Notice Regarding Delivery of Shareholder Documents:

In our continuing effort to reduce your CDC Nvest Fund's expenses and the amount of mail that you receive from us, we combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

 Your financial representative or CDC Nvest Funds will also be happy to answer your questions or to provide any additional information that you may require.

Information about the Portfolio, including its reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C.

Text-only copies of the Portfolio's reports and SAI are available free from the
   Edgar Database on the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.

  CDC IXIS Asset Management Distributors, L.P. (CID), and other firms selling shares of CDC Nvest Funds are members of the National Association of Securities
   Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program.
  The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting its Web site at www.NASD.com.

   CID distributes the CDC Nvest Funds and Loomis Sayles Funds. If you have a complaint concerning CID or any of its representatives or associated persons, please direct it to CDC IXIS Asset Management Distributors, L.P., Attn: Director of Compliance, 399 Boylston Street - 6/th/ Floor, Boston, MA 02116 or call us at
                                 800-225-5478.

                   (Investment Company Act File No. 811-7345)

[LOGO OF CDC NVEST FUNDS/SM/]
CDC IXIS Asset Management Distributors

--------------------------------------------------------------------------------
CDC IXIS Moderate Diversified Portfolio

Statement of Additional Information -- PART I
__________, 2004

     This Statement of Additional Information (the "Statement" or the "SAI") contains information which may be useful to investors but which is not included in the Prospectus of the CDC Nvest Fund listed above (the "Moderate Diversified Portfolio" or the "Portfolio"). This Statement is not a prospectus and is only authorized for distribution when accompanied or preceded by the Prospectus for Classes A and C shares of the Portfolio dated ___, 2004 (the "Prospectus"). This Statement should be read together with the Prospectus. Investors may obtain the Prospectus without charge from CDC IXIS Asset Management Distributors, L.P. (the "Distributor"), Prospectus Fulfillment Desk, 399 Boylston Street, Boston, Massachusetts 02116, by calling CDC Nvest Funds at 800-225-5478 or by placing an order online at www.cdcnvestfunds.com.

     Part I of this Statement contains specific information about the Portfolio.
Part II includes information about the Portfolio and other CDC Nvest Funds (the "Funds" and each a "Fund"). The Portfolio is a diversified fund and a series of CDC Nvest Funds Trust III (the "Trust"), a registered open-end management investment company that offers a total of two series.

                                Table of Contents

                                     Part I                                 Page
                                                                            ----
Investment Restrictions
Portfolio Charges and Expenses
Ownership of Portfolio Shares
                                     Part II
Miscellaneous Investment Practices
Management of the Trust
Portfolio Transactions and Brokerage
Description of the Trust and Ownership of Shares
Portfolio Turnover
How to Buy Shares
Net Asset Value and Public Offering Price
Reduced Sales Charges - Class A Shares Only
Shareholder Services
Redemptions
Standard Performance Measures
Income Dividends, Capital Gain Distributions and Tax Status
Financial Statements
Appendix A - Description of Securities Ratings

--------------------------------------------------------------------------------

                             INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------

     The following is a description of restrictions on the investments to be made by the Portfolio. The restrictions marked with an asterisk (*) may not be changed without the vote of a majority of the outstanding voting securities of the Portfolio (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")). Except in the case of restrictions marked with a dagger (+), the percentages set forth below and the percentage limitations set forth in the Prospectus apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

CDC IXIS Moderate Diversified Portfolio
CDC IXIS Moderate Diversified Portfolio ("Moderate Diversified Portfolio") may not:

+(1) With respect to 75% of its total assets, purchase any security if, as a result, more than 5% of its total assets (based on current value) would then be invested in the securities of a single issuer or acquire more than 10% of the outstanding voting securities of any issuer, provided however, this limitation does not apply to government securities as defined in the 1940 Act;

*(2) Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations;

*(3) Make short sales of securities or maintain a short position or purchase securities on margin, except that the Portfolio may obtain short-term credits as necessary for the clearance of security transactions, and the Portfolio may make any short sales or maintain any short positions where the short sales or short positions would not constitute "senior securities" under the 1940 Act;

+*(4)  Borrow money, except to the extent permitted under the 1940 Act;

*(5) Make loans, except that the Portfolio may purchase or hold debt instruments in accordance with its investment objectives and policies, provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities;

*(6) Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

*(7) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

*(8) Purchase or sell commodities, except that the Portfolio may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities;

*(9) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act;

     Restrictions (3) and (9) shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Under current pronouncements, certain Portfolio positions are excluded from the definition of "senior security" so long as the Portfolio maintains adequate cover, segregation of assets or otherwise.

     In addition, it is contrary to the Portfolio's present policy, which may be changed without shareholder vote, to purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of the Portfolio's total assets (based on current value) would then be invested in such securities. The staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Portfolio will conduct its operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper, that the Adviser or Subadviser has determined to be liquid under procedures approved by the Board of Trustees.

--------------------------------------------------------------------------------

                            FUND CHARGES AND EXPENSES

--------------------------------------------------------------------------------

ADVISORY FEES

     Pursuant to an advisory agreement dated __________, CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers") has agreed, subject to the supervision of the Board of Trustees of the Trust, to manage the investment and reinvestment of the assets of each of the Portfolio's five segments and to provide a range of administrative services to each Fund. For the services described in the advisory agreement, the Portfolio has agreed to pay CDC IXIS Advisers an advisory fee at the annual rate set forth in the following table, reduced by the amount of any subadvisory fees payable by the Portfolio to its subadvisers who manage the segments pursuant to any subadvisory agreements:

        Fund            Advisory Fee payable by Portfolio to CDC IXIS Advisers
                         (as a % of average daily net assets of the Portfolio)
--------------------  ----------------------------------------------------------
Moderate Diversified  [ ]%  of the first $1 billion
Portfolio             [ ]%  of amounts in excess of $1 billion

CDC IXIS Advisers has given a binding undertaking to the Portfolio to reduce its fees and, if necessary, to bear certain expenses related to operating the Portfolio in order to limit its expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expense, to an annual rate of [ ]% and [ ]% of the average daily net assets of Classes A and C shares, respectively. This undertaking is in effect through [_____________], and will be reevaluated on an annual basis.

SUBADVISORY FEES

     The advisory agreement provides that CDC IXIS Advisers may delegate its responsibilities thereunder to another party. As explained in the Prospectus, the Moderate Diversified Portfolio's portfolio is divided into five segments. The portfolio management of each segment of the Portfolio has been delegated to a subadviser as described below. Pursuant to separate subadvisory agreements, CDC IXIS Advisers has delegated its portfolio management investment responsibilities among four subadvisers. The subadvisers of the Portfolio are Loomis, Sayles & Company, L.P. ("Loomis Sayles") (which manages two of the five segments) Harris Associates L.P. ("Harris Associates"), Reich & Tang Asset Management, LLC ("Reich & Tang") and Hansberger Global Investors, Inc. ("Hansberger Global Investors"). For the services described in the subadvisory agreements, the respective subadvisers receive subadvisory fees at the annual rates set forth in the following table:

                                          Subadvisory fee payable to subadviser
                     Date of Subadvisory  (as a % of average daily net assets of
    Subadviser            Agreement       the Segment)
-------------------  -------------------  --------------------------------------
 Harris Associates                        [____]%  of the first $___ million
                                          [____]%  thereafter

  Loomis Sayles -                         [____]%  of the first $___ million
 Core Fixed Income                        [____]%  thereafter
     Segment

  Loomis Sayles -                         [____]%  of the first $___ million
 Large Cap Growth                         [____]%  thereafter
     Segment

   Reich & Tang                           [____]%  of the first $___ million
                                          [____]%  thereafter

 Hansberger Global                        [____]%  of the first $___ million
    Investors                             [____]%  thereafter

     The Portfolio commenced operations on July__,2004 and incurred no fees as of the date of this SAI.

BROKERAGE COMMISSIONS

     The Portfolio commenced operations on July __, 2004 and thus incurred no brokerage commissions as of the date of this SAI.

SALES CHARGES AND 12b-1 FEES

     As explained in Part II of this Statement, the Classes A and C shares of the Portfolio pay the Distributor fees under plans adopted pursuant to Rule 12b-1 under the 1940 Act. The Fund commenced operations on July___2004 and paid no Rule 12b-1 fees as of the date of this SAI.

--------------------------------------------------------------------------------

                          OWNERSHIP OF PORTFOLIO SHARES

--------------------------------------------------------------------------------

     The Fund commenced operations on July___2004 and, as of the date of this SAI, there were no outstanding shares of the Portfolio.

[LOGO OF CDC NVEST FUNDS/SM/]
CDC IXIS Asset Management Distributors

--------------------------------------------------------------------------------
Statement of Additional Information -- PART II
May 1, 2004, as revised July __, 2004 for:

CDC NVEST FUNDS TRUST I
CDC NVEST FUNDS TRUST II
CDC NVEST FUNDS TRUST III
CDC NVEST COMPANIES TRUST I

     The following information applies generally to the funds listed below (the "Funds" and each a "Fund", or the "CDC Nvest Funds"). The Funds constitute certain of the series of CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III and CDC Nvest Companies Trust I (the "Trusts" and each a "Trust"). In certain cases, the discussion applies to some but not all of the Funds. Certain data applicable to particular Funds is found in Part I of this Statement of Additional Information (together with this document, the "Statement") as well as in the Prospectuses of the Funds dated May 1, 2004 (July __, 2004 for the CDC IXIS Moderate Diversified Portfolio), as from time to time revised or supplemented (the "Prospectus" or "Prospectuses"). This Statement is not a prospectus. For information about how to obtain copies of the Funds' Prospectuses, please see this Statement's cover page. The following Funds are described in this Statement:

--------------------------------------------------------------------------------
Series of CDC Nvest Funds Trust I     Series of CDC Nvest Funds Trust II
---------------------------------     ----------------------------------
CDC Nvest Star Advisers Fund          Harris Associates Large Cap Value Fund
("Star Advisers Fund")                ("Large Cap Value Fund") (formerly, Harris
CDC Nvest Star Growth Fund            Associates Growth and Income Fund)
("Star Growth Fund")
CDC Nvest Star Value Fund             Series of CDC Nvest Funds Trust III
("Star Value Fund")                   -----------------------------------
CGM Advisor Targeted Equity Fund      CDC IXIS Moderate Diversified Portfolio
("Targeted Equity Fund")              ("Moderate Diversified Portfolio" or the
(formerly, CDC Nvest Targeted         "Portfolio")
Equity Fund)
Hansberger International Fund         Harris Associates Focused Value Fund
("International Fund")                ("Focused Value Fund") (formerly, CDC
(formerly CDC Nvest Star              Nvest Select Fund)
International Fund)
Vaughan Nelson Small Cap Value Fund   Series of CDC Nvest Companies Trust I
("Small Cap Value Fund") (formerly,   -------------------------------------
CDC Nvest Star Small Cap Fund)        AEW Real Estate Fund
Westpeak Capital Growth Fund          ("AEW Real Estate Fund") (formerly, CDC
("Capital Growth Fund")(formerly,     Nvest AEW Real Estate Fund)
CDC Nvest Capital Growth Fund)
--------------------------------------------------------------------------------

                                Table of Contents
                                     Part II

MISCELLANEOUS INVESTMENT STRATEGIES AND RELATED RISKS..........................3
MANAGEMENT OF THE TRUSTS......................................................23
PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................44
DESCRIPTION OF THE TRUSTS AND OWNERSHIP OF SHARES.............................51
PORTFOLIO TURNOVER............................................................59
HOW TO BUY SHARES.............................................................59
NET ASSET VALUE AND PUBLIC OFFERING PRICE.....................................60
REDUCED SALES CHARGES.........................................................61
SHAREHOLDER SERVICES..........................................................63
REDEMPTIONS...................................................................70
PERFORMANCE INFORMATION.......................................................72
INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS...................73
FINANCIAL STATEMENTS..........................................................77
APPENDIX A - DESCRIPTION OF SECURITIES RATINGS................................78

--------------------------------------------------------------------------------
              MISCELLANEOUS INVESTMENT STRATEGIES AND RELATED RISKS
--------------------------------------------------------------------------------

     The following is a list of certain investment strategies, including particular types of securities or specific practices that may be used by an adviser or sub-adviser of a Fund in managing the Fund and that are not principal strategies. A Fund's primary strategies are detailed in its Prospectuses. Due to the multi-manager approach of the Moderate Diversified Portfolio and CDC Nvest Star Funds, investing in a certain security or engaging in a certain practice may be a primary strategy for one segment of a Fund and a secondary strategy for another segment of such Fund. The list of securities under each category below is not intended to be an exclusive list of securities for investment. An adviser or subadviser may invest in a general category listed below and where applicable with particular emphasis on a certain type of security but investment is not limited to the securities specially enumerated under each category. An adviser or subadviser may invest in some securities under a given category as a primary strategy and in other securities under the same category as a secondary strategy. An adviser or subadviser may invest in any security that falls under the specific category including securities that are not listed below.

----------------------------------------------------------------------------------------------
Fund                            Securities                           Practices
----------------------------------------------------------------------------------------------
AEW Real Estate Fund            Debt Securities (Mortgage-related    Initial Public Offerings
                                Securities, Collateralized Mortgage  Private Placements
                                Obligations, Zero-coupon             Illiquid Securities
                                Securities, Convertible Securities)  When-issued Securities
                                Equity Securities (REITS, Real
                                Estate Securities)
                                Foreign Securities (Depositary
                                Receipts)
----------------------------------------------------------------------------------------------
Capital Growth Fund             Debt Securities (Investment Grade    Initial Public Offerings
                                Corporate Securities, Zero-coupon    Reverse Repurchase
                                Securities, Convertible Securities,  Agreements
                                U.S Government Securities)           Illiquid Securities
                                Equity Securities (Investment        Futures Contracts
                                Companies)                           Options
                                Foreign Securities (Bonds,           Swap Contracts
                                Depositary Receipts, Supranational   Short Sales
                                Entities, Currency Hedging
                                Transactions)
----------------------------------------------------------------------------------------------
Large Cap Value Fund            Debt Securities (Investment Grade    Initial Public Offerings
                                Corporate Securities, Zero-coupon    Futures Contracts
                                Securities, Convertible Securities,  Options
                                U.S. Government Securities)          Swap Contracts
                                Equity Securities (Investment        Illiquid Securities
                                Companies)                           Borrowing
                                Foreign Securities (Supranational
                                Entities, Depositary Receipts,
                                Currency Hedging)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Fund                            Securities                           Practices
----------------------------------------------------------------------------------------------
Focused Value Fund              Debt Securities (Convertible         Initial Public Offerings
                                Securities, Investment Grade         When-issued Securities
                                Corporate Securities, Zero-coupon    Futures Contracts
                                Securities, Pay-in-kind Securities,  Options
                                Lower Quality Corporate Securities,  Illiquid Securities
                                U.S. Government Securities)          Short Sales
                                Equity Securities (Investment        Reverse Repurchase
                                Companies)                           Agreements
                                Foreign Securities (Supranational
                                Entities, Depositary Receipts,
                                Bonds, Currency Hedging)
----------------------------------------------------------------------------------------------
Star Advisers Fund              Debt Securities (Structured Notes,   Initial Public Offerings
                                Zero-coupon Securities, Pay-in-kind  When-issued Securities
                                Securities, Stripped Securities,     Privatizations
                                Step-Coupon Securities,              Futures Contracts
                                Mortgage-related Securities,         Options
                                Asset-backed Securities,             Swap Contracts
                                Collateralized Mortgage              Illiquid Securities
                                Obligations, U.S. Government         Short Sales
                                Securities)                          Reverse Repurchase
                                Equity Securities (Investment        Agreements
                                Companies)
                                Foreign Securities (Bonds, Currency
                                Hedging, Supranational Entities,
                                Emerging Markets, Depositary
                                Receipts, Currency Speculation)
----------------------------------------------------------------------------------------------
Star Growth Fund                Debt Securities (Zero-coupon         Initial Public Offerings
                                Securities, Pay-in-kind Securities,  When-issued Securities
                                Step-Coupon Securities, Stripped     Futures Contracts
                                Securities, Lower Quality Corporate  Options
                                Securities, Mortgage-backed          Swap Contracts
                                Securities, Asset-backed             Short Sales
                                Securities, Collateralized Mortgage  Illiquid Securities
                                Obligations, Convertible             Privatizations
                                Securities, Structured Notes,        Reverse Repurchase
                                Government Securities)               Agreements
                                Equity Securities (Investment
                                Companies)
                                Foreign Securities (Bonds,
                                Supranational Entities, Emerging
                                Markets, Depositary Receipts,
                                Currency Hedging, Currency
                                Speculation, Government Securities)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Fund                            Securities                           Practices
----------------------------------------------------------------------------------------------
Small Cap Value Fund            Debt Securities (Structured Notes,   Initial Public Offerings
                                Mortgage-related Securities,         When-issued Securities
                                Asset-backed Securities,             Privatizations
                                Collateralized Mortgage              Futures Contracts
                                Obligations, Step-Coupon             Options
                                Securities, Pay-in-kind Securities,  Swap Contracts
                                Zero-coupon Securities, Stripped     Illiquid Securities
                                Securities, Convertible Securities,  Short Sales
                                U.S. Government Securities)          Reverse Repurchase
                                Equity Securities (Investment        Agreements
                                Companies)
                                Foreign Securities (Bonds, Currency
                                Hedging, Currency Speculation,
                                Emerging Markets, Depositary
                                Receipts, Supranational Entities)
----------------------------------------------------------------------------------------------
Star Value Fund                 Debt Securities (Investment Grade    Initial Public Offerings
                                Corporate Securities, Zero-coupon    When-issued Securities
                                Securities, Convertible Securities,  Futures Contracts
                                Lower Quality Securities, U.S.       Options
                                Government Securities)               Swap Contracts
                                Equity Securities (Investment        Illiquid Securities
                                Companies)                           Short Sales
                                Foreign Securities (Bonds, Currency  Reverse Repurchase
                                Hedging, Depositary Receipts,        Agreements
                                Emerging Markets)
----------------------------------------------------------------------------------------------
International Fund              Debt Securities (Structured Notes,   Initial Public Offerings
                                Zero-coupon Securities, Stripped     When-issued Securities
                                Securities, Mortgage-related         Privatizations
                                Securities, Asset-backed             Futures Contracts
                                Securities, Step-Coupon Securities,  Options
                                Pay-in-kind Securities,              Swap Contracts
                                Collateralized Mortgage              Illiquid Securities
                                Obligations, U.S. Government         Short Sales
                                Securities)                          Reverse Repurchase
                                Equity Securities (Investment        Agreements
                                Companies, Convertible Preferred
                                Stocks)
                                Foreign Securities (Bonds, Currency
                                Hedging, Currency Speculation,
                                Supranational Entities, Emerging
                                Markets, Depositary Receipts)
----------------------------------------------------------------------------------------------
Targeted Equity Fund            Debt Securities (Investment Grade    Initial Public Offerings
                                Corporate Securities, Zero-coupon    Futures Contracts
                                Securities, Convertible Securities,  Swap Contracts
                                U.S. Government Options Securities)  Reverse Repurchase
                                                                     Agreements
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Fund                            Securities                           Practices
----------------------------------------------------------------------------------------------
Moderate Diversified Portfolio  Debt Securities (Asset-backed        Initial Public Offerings
                                securities, Collateralized Mortgage  When-issued Securities
                                Obligations, Investment-Grade        Futures Contracts
                                Corporate Securities, Structured     Options
                                Notes, Stripped Securities,          Swap Contracts
                                Zero-Coupon Securities, Pay-in-Kind  Short Sales
                                Securities, Convertible Securities,  Illiquid Securities
                                U.S. Government Securities)          Privatizations
                                Equity Securities (Investment        Reverse Repurchase
                                Companies)                           Agreements
                                Foreign Securities (Bonds,
                                Depositary Receipts, Supranational
                                Entities, Developed Markets,
                                Currency Hedging Transactions)
----------------------------------------------------------------------------------------------

TYPES OF SECURITIES
-------------------

DEBT SECURITIES

Certain Funds may invest in debt securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero-coupon securities, do not pay interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities and mortgage and other asset-backed securities. Debt securities include a broad array of short-, medium- and long-term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some debt securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer's obligation. Debt securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the securities, as well as the obligation to repay the principal amount of the security at maturity.

Risks. Debt securities are subject to market risk and credit risk. Credit risk relates to the ability of the issuer to make payments of principal and interest and includes the risk of default. Sometimes, an issuer may make these payments from money raised through a variety of sources, including, with respect to issuers of municipal securities, (i) the issuer's general taxing power, (ii) a specific type of tax such as a property tax, or (iii) a particular facility or project such as a highway. The ability of an issuer to make these payments could be affected by general economic conditions, issues specific to the issuer, litigation, legislation or other political events, the bankruptcy of the issuer or war, natural disasters, terrorism or other major events. U.S. government securities do not involve the credit risks associated with other types of fixed-income securities; as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate and municipal debt securities. Market risk is the risk that the value of the security will fall because of changes in market rates of interest. (Generally, the value of debt securities falls when market rates of interest are rising.) Some debt securities also involve prepayment or call risk. This is the risk that the issuer will repay a Fund the principal on the security before it is due, thus depriving the Fund of a favorable stream of future interest payments.

Because interest rates vary, it is impossible to predict the income of a Fund that invests in debt securities for any particular period. Fluctuations in the value of a Fund's investments in debt securities will cause the Fund's net asset value to increase or decrease.

Adjustable Rate Mortgage Security ("ARM"). An ARM, like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. ARMs have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag behind changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

Asset-Backed Securities. Certain Funds may invest in asset-backed securities. The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose vehicles, assets, such as automobile and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to a Collateralized Mortgage Obligation structure. Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are pre-paid, the Fund will ordinarily reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

Collateralized Mortgage Obligations ("CMOs"). Certain Funds may invest in CMOs, which are securities backed by a portfolio of mortgages or mortgage securities held under indentures. The underlying mortgages or mortgage securities are issued or guaranteed by the U.S. government or an agency or instrumentality thereof. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by the Fund would have the same effect as the prepayment of mortgages underlying a mortgage pass-through security. CMOs and other asset-backed and mortgage-backed securities may be considered derivative securities.

Convertible Securities. Certain Funds may invest in convertible securities, including corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. Convertible securities usually provide a lower yield than comparable fixed-income securities.

Investment-Grade Debt Securities. Investment grade debt securities include all types of debt instruments that are of medium and high-quality. Some possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated investment-grade by Standard & Poor's Rating Group ("Standard & Poor's" or "S&P") or Moody's Investor's Service, Inc. ("Moody's") or is unrated but considered to be of equivalent quality by an investment adviser or subadviser. For more information, including a detailed description of the ratings assigned by S&P and Moody's, please refer to the Statement's "Appendix A -- Description of Securities Ratings."

Lower Quality Debt Securities. Certain Funds may invest in lower quality fixed-income securities. Fixed-income securities rated BB or lower by Standard & Poor's or Ba or lower by Moody's (and comparable unrated securities) are of below "investment grade" quality. Lower quality fixed-income securities generally provide higher yields, but are subject to greater credit and market risk than higher quality fixed-income securities, including U.S. government and many foreign government securities. Lower quality fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of a Fund investing in lower quality fixed-income securities may be more dependent on the Fund's adviser's or subadviser's own credit analysis than for a Fund investing in higher quality bonds. The market for lower quality fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed-income securities. This lack of liquidity at certain times may affect the valuation of these securities and may make the valuation and sale of these securities more difficult. Securities of below investment grade quality are considered high yield, high risk securities and are commonly known as "junk bonds." For more information, including a detailed description of the ratings assigned by S&P and Moody's, please refer to the Statement's "Appendix A -- Description of Securities Ratings."

Mortgage-Related Securities. Certain Funds may invest in mortgage-related securities, such as Government National Mortgage Association ("GNMA") or Federal National Mortgage Association ("FNMA") certificates, which differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases these assets at a premium, a faster-than-expected prepayment rate will tend to reduce yield to maturity, and a slower-than-expected prepayment rate may have the opposite effect of increasing yield to maturity. If a Fund purchases mortgage-related securities at a discount, faster-than-expected prepayments will tend to increase, and slower-than-expected prepayments tend to reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. Although these securities will decrease in value as a result of increases in interest rates generally, they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments. In addition, an increase in interest rates would also increase the inherent volatility of the Fund by increasing the average life of the Fund's portfolio securities.

Pay-in-Kind Securities. Certain Funds may invest in pay-in-kind securities. Pay-in-kind securities pay dividends or interest in the form of additional securities of the issuer, rather than in cash. These securities are usually issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of pay-in-kind securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality.

Step-Coupon Securities. Certain Funds may invest in step-coupon securities. Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. Market values of these types of securities generally fluctuate in response to changes in interest rates to a greater degree than do conventional interest-paying securities of comparable term and quality. Under many market conditions, investments in such securities may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

"Stripped" Securities. Certain Funds may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. government or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup fully its investments in IOs. The staff of the Securities and Exchange Commission (the "SEC") has indicated that it views stripped mortgage securities as illiquid unless the securities are issued by the U.S. government or its agencies and are backed by fixed-rate mortgages. The Funds intend to abide by the staff's position. Stripped securities may be considered derivative securities.

Structured Notes. Certain Funds may invest in a broad category of instruments known as "structured notes." These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors. For example, the issuer's obligations could be determined by reference to changes in the value of a commodity (such as gold or oil), a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer's obligations are determined by reference to changes over time in the difference (or "spread") between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer's obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer's interest payment obligations are reduced). In some cases, the issuer's obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer's obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer's obligations may be sharply reduced.

Structured notes can serve many different purposes in the management of a mutual fund. For example, they can be used to increase the Fund's exposure to changes in the value of assets that the Fund would not ordinarily purchase directly (such as stocks traded in a market that is not open to U.S. investors). They can also be used to hedge the risks associated with other investments the Fund holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in a country's stock market index, the value of the structured note would generally move in the opposite direction to the value of holdings of stocks in that market, thus moderating the effect of stock market movements on the value of the Fund's portfolio as a whole.

Risks. Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer's obligations (and thus the value of the Fund's investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer's obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that the Fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the relevant adviser's or subadviser's analysis of the issuer's creditworthiness and financial prospects, and of the adviser's or subadviser's forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described below) apply. Structured notes may be considered derivative securities.

U.S. Government Securities. Certain Funds may invest in some or all of the following U.S. government securities:

.. U.S. Treasury Bills - Direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. government.

.. U.S. Treasury Notes and Bonds - Direct obligations of the U.S. Treasury issued in maturities that vary between one and 40 years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the U.S. government.

.. Treasury Inflation-Protected Securities ("TIPS") - Fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

Risks. The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, the Portfolio may earn less on the TIPS than on a conventional bond. If interest rates due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds' inflation measure. There can be no assurance that inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

.. "Ginnie Maes" - Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. An assistant attorney general of the United States has rendered an opinion that the guarantee by GNMA is a general obligation of the United States backed by its full faith and credit. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as a Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Fund, which reinvests any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

.. "Fannie Maes" - The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government.

.. "Freddie Macs" - The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the U.S. government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. government.

Risks. U.S. government securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Securities such as Ginnie Maes, Fannie Maes and Freddie Macs are guaranteed as to the payment of principal and interest by the relevant entity (e.g., GNMA, FNMA or FHLMC) but are not backed by the full faith and credit of the U.S. government. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore, these types of securities should be considered to be riskier than U.S. government securities.

Zero-Coupon Securities. Certain Funds may invest in zero-coupon securities. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. These securities are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code (as amended, the "Code"), a Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon securities. Because the Fund will not on a current basis receive cash payments from the issuer of a zero-coupon security in respect of accrued original issue discount, in some years the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time.

EQUITY SECURITIES

Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks and securities exercisable for, or convertible into, common or preferred stocks (such as warrants, convertible debt securities and convertible preferred stock). Common stocks represent an equity or ownership interest in an issuer. Preferred stocks represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over holders of preferred stock, whose claims take precedence over the claims of those who own common stock.

While offering greater potential for long-term growth, equity securities generally are more volatile and more risky than some other forms of investment, particularly debt securities. Therefore, the value of your investment in a Fund may sometimes decrease instead of increase. A Fund may invest in equity securities of companies with relatively small market capitalizations. Securities of such companies may be more volatile than the securities of larger, more established companies and the broad equity market indices. See "Small Capitalization Companies" below. A Fund's investments may include securities traded "over-the-counter" as well as those traded on a securities exchange. Some securities, particularly over-the-counter securities may be more difficult to sell under some market conditions.

Market Capitalizations. Certain Funds may invest in companies with small, medium or large market capitalizations. The market capitalization ranges allowable for investments of each Fund are defined in reference to the benchmark of the specific Fund. Large capitalization companies are generally large companies that have been in existence for a number of years and are well established in their market. Medium capitalization companies are generally medium size companies that are not as established as large capitalization companies and may be more volatile.

          . Small Capitalization Companies -- Certain Funds may invest in companies with relatively small market capitalizations. Such investments may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates that exceed those of companies with larger market capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller market capitalization often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger market capitalization or market averages in general. The net asset value of Funds that invest in companies with relatively small market capitalizations therefore may fluctuate more widely than market averages.

Warrants. Certain Funds may invest in warrants. A warrant is an instrument that gives the holder a right to purchase a given number of shares of a particular security at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer.

Real estate investment trusts (REITs). Certain Funds may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real-estate-related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of the REITs' managers. REITs are also subject to risks generally associated with real estate securities. A Fund will indirectly bear its proportionate share of expenses, including advisory fees, paid by each REIT in which it invests.

Real Estate Securities. The AEW Real Estate Fund invests primarily in securities of companies in the real estate industry, including REITs, and is, therefore, subject to the special risks associated with the real estate market and the real estate industry in general. Companies in the real estate industry are considered to be those that (i) have principal activity involving the development, ownership, construction management or sale of real estate; (ii) have significant real estate holdings, such as hospitality companies, supermarkets and mining, lumber and paper companies; and/or (iii) provide products or services related to the real estate industry, such as financial institutions that make and/or service mortgage loans and manufacturers or distributors of building supplies. Securities of companies in the real estate industry are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws.

Investment Companies. Certain Funds may invest in other investment companies. Investment companies, including companies such as "iShares", "SPDRs" and "WEBS," are essentially pools of securities. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level, such as investment advisory fees and operating expenses. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company's portfolio. As an investor in another investment company, the Fund will bear its ratable share of the investment company's expenses, including advisory fees, and the Fund's shareholders will bear such expenses indirectly, in addition to similar fees and expenses of the Fund.

Despite the possibility of greater fees and expenses, investment in other investment companies may be attractive nonetheless for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for a Fund to invest in such countries. In other cases, when a Fund's adviser or subadviser desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country.

FOREIGN SECURITIES

Certain Funds may invest in foreign securities. Such investments present risks not typically associated with investments in comparable securities of U.S. issuers.

Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because a Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

In addition, although a Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Fund's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the United States, and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

Emerging Markets. Investments in foreign securities may include investments in emerging or developing countries, whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

In determining whether to invest in securities of foreign issuers, the adviser or subadviser of the Fund may consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax laws may reduce the Fund's net income available for distribution to shareholders.

Depository Receipts. Certain Funds may invest in foreign equity securities by purchasing "depository receipts." Depository receipts are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank. Depository receipts can be either "sponsored" or "unsponsored." Sponsored depository receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depository receipts are arranged without involvement by the issuer of the underlying equity securities and, therefore, less information about the issuer of the underlying equity securities may be available and price may be more volatile than sponsored depositary receipts. American Depository Receipts ("ADRs") are depository receipts that are bought and sold in the United States and are typically issued by a U.S. bank or trust company which evidence ownership of underlying securities by a foreign corporation. European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") are depository receipts that are typically issued by foreign banks or trust companies which evidence ownership of underlying securities issued by either a foreign or United States corporation. All depositary receipts, including those denominated in U.S. dollars, will be subject to foreign currency exchange risk.

Supranational Entities. Certain Funds may invest in obligations of supranational entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (the "World Bank") and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described above under "Foreign Securities."

Foreign Currency. Most foreign securities in the Funds' portfolios will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Similarly, any income on such securities is generally paid to the Fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of the Fund's portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of the Fund's income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of the Fund's assets and on the net investment income available for distribution may be favorable or unfavorable.

A Fund may incur costs in connection with conversions between various currencies. In addition, a Fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

Foreign Currency Hedging Transactions. To protect against a change in the foreign currency exchange rate between the date on which a Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, a Fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate. If conditions warrant, a Fund may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date ("forward contracts"). A Fund will maintain cash or other liquid assets eligible for purchase by the Fund in a segregated account with the custodian in an amount at least equal to the lesser of (i) the difference between the current value of the Fund's liquid holdings that settle in the relevant currency and the Fund's outstanding obligations under currency forward contracts, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract. The Fund's use of currency hedging transactions may be limited by tax considerations. The Fund may also purchase or sell foreign currency futures contracts traded on futures exchanges. Foreign currency futures contract transactions involve risks similar to those of other futures transactions. See "Futures Contracts", "Options" and "Swap Contracts" below.

MONEY MARKET INSTRUMENTS (All Funds)

A Fund may seek to minimize risk by investing in money market instruments, which are high-quality, short-term securities. Although changes in interest rates can change the market value of a security, a Fund expects those changes to be minimal with respect to these securities, which are often purchased for defensive purposes.

Money market obligations of foreign banks or of foreign branches or subsidiaries of U.S. banks may be subject to different risks than obligations of domestic banks, such as foreign economic, political and legal developments and the fact that different regulatory requirements apply.

TYPES OF PRACTICES

Derivative Securities As noted in this Statement, certain Funds may invest in derivative securities as part of their non-principal investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Examples of derivative instruments that a Fund may use include options contracts, futures contracts, options on futures contracts, zero-strike warrants and options and swap agreements. The Funds may also use other derivative instruments not discussed in this Statement of Additional Information.

Repurchase Agreements (All Funds). The Funds may enter into repurchase agreements, by which a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date. The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period and (iii) inability to enforce rights and the expenses involved in the attempted enforcement.

Reverse Repurchase Agreements. Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous. When effecting reverse repurchase agreements, assets of the applicable Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the applicable Fund's records at the trade date and maintained until the transaction is settled.

.. Dollar Rolls. Dollar rolls are a special type of reverse repurchase agreement in which the portfolio instrument transferred by the Fund is a mortgage-related security. The Fund gives up the cash flows during the transaction period but has use of the cash proceeds.

When-issued Securities. Certain Funds may purchase "when-issued" equity securities, which are traded on a price basis prior to actual issuance. Such purchases will only be made to achieve a Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or a year or more; during this period dividends on equity securities are not payable. No dividend income accrues to the Fund prior to the time it takes delivery. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. Each Trust's custodian will establish a segregated account for each Fund when it purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by each Fund.

Illiquid Securities. Illiquid securities are those that are not readily resalable, which may include securities whose disposition is restricted by federal securities laws. Investment in restricted or other illiquid securities involves the risk that a Fund may be unable to sell such a security at the desired time. Also, a Fund may incur expenses, losses or delays in the process of registering restricted securities prior to resale.

Certain Funds may purchase Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. Certain Funds may also purchase commercial paper issued under Section 4(2) of the Securities Act of 1933. Investing in Rule 144A securities and Section 4(2) commercial paper could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Rule 144A securities and Section 4(2) commercial paper are treated as illiquid, unless an adviser or subadviser has determined, under guidelines established by each Trust's Board of Trustees, that the particular issue is liquid.

Initial Public Offerings. Certain Funds may purchase securities of companies that are offered pursuant to an initial public offerings ("IPO"). An IPO is a company's first offering of stock to the public in the primary market, typically to raise additional capital. The Funds may purchase a "hot" IPO (also known as a "hot issue"), which is an IPO that is oversubscribed and, as a result, is an investment opportunity of limited availability. As a consequence, the price at which these IPO shares open in the secondary market may be significantly higher than the original IPO price. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history. There is the possibility of losses resulting from the difference between the issue price and potential diminished value of the stock once traded in the secondary market. The Funds' investment in IPO securities may have a significant impact on a Fund's performance and may result in significant capital gains.

Private Placements. Certain Funds may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for these securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell the securities when its investment adviser believes that it is advisable to do so or may be able to sell the securities only at prices lower than if the securities were more widely held. At times, it also may be more difficult to determine the fair value of the securities for purposes of computing a Fund's net asset value.

While private placements may offer opportunities for investment that are not otherwise available on the open market, the securities so purchased are often "restricted securities," which are securities that cannot be sold to the public without registration under the Securities Act of 1933, as amended (the "Securities Act") or the availability of an exemption from registration (such as Rule 144 or Rule 144A under the Securities Act), or that are not readily marketable because they are subject to other legal or contractual delays or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments such as private placements. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations typically are less readily available for these securities. The judgment of a Fund's investment adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, in a privately negotiated transaction to a limited number of purchasers, in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. A Fund may be deemed to be an underwriter for purposes of the Securities Act when selling restricted securities to the public so that the Fund may be liable to purchasers of the securities if the registration statement prepared by the issuer, or the prospectus forming a part of the registration statement, is materially inaccurate or misleading.

Privatizations. In a number of countries around the world, governments have undertaken to sell to investors interests in enterprises that the government has historically owned or controlled. These transactions are known as "privatizations" and may in some cases represent opportunities for significant capital appreciation. In some cases, the ability of U.S. investors, such as the Funds, to participate in privatizations may be limited by local law, and the terms of participation for U.S. investors may be less advantageous than those for local investors. Also, there is no assurance that privatized enterprises will be successful, or that an investment in such an enterprise will retain its value or appreciate in value.

Futures Contracts. A futures contract is an agreement between two parties to buy and sell a particular commodity (e.g., an interest-bearing security) for a specified price on a specified future date. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, long-term municipal bond index futures trade in contracts equal to $1000 multiplied by the Bond Buyer Municipal Bond Index, and S&P 500 Index futures trade in contracts equal to $500 multiplied by the S&P 500 Index.

When a trader, such as a Fund, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as "initial margin" an amount of cash or short-term high-quality securities (such as U.S. Treasury bills or high-quality tax exempt bonds acceptable to the broker) equal to approximately 2% to 5% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase and decline is received and paid respectively by and to the holders of these positions. The amount received or paid is known as "variation margin." If the Fund has a long position in a futures contract it will establish a segregated account with the Fund's custodian containing cash or liquid securities eligible for purchase by the Fund equal to the purchase price of the contract (less any margin on deposit). For short positions in futures contracts, the Fund will establish a segregated account with the custodian with cash or liquid securities eligible for purchase by the Fund that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures contracts.

Although futures contracts by their terms require actual delivery and acceptance of securities (or cash in the case of index futures), in most cases the contracts are closed out before settlement. A futures sale is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, the closing out of a futures purchase is closed by the purchaser selling an offsetting futures contract.

Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions.

Options. An option on a futures contract obligates the writer, in return for the premium received, to assume a position in a futures contract (a short position if the option is a call and a long position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option generally will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying contract, the remaining term of the option, supply and demand and interest rates. Options on futures contracts traded in the United States may only be traded on a U.S. board of trade licensed by the Commodity Futures Trading Commission (the "CFTC").

An option on a security entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options on securities may be traded on or off a national securities exchange.

A call option on a futures contract written by a Fund is considered by the Fund to be covered if the Fund owns the security subject to the underlying futures contract or other securities whose values are expected to move in tandem with the values of the securities subject to such futures contract, based on historical price movement volatility relationships. A call option on a security written by a Fund is considered to be covered if the Fund owns a security deliverable under the option. A written call option is also covered if the Fund holds a call on the same futures contract or security as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities eligible for purchase by the Fund in a segregated account with its custodian.

A put option on a futures contract written by a Fund, or a put option on a security written by the Fund, is covered if the Fund maintains cash or liquid securities eligible for purchase by the Fund with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same futures contract (or security, as the case may be) as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If the writer of an option wishes to terminate its position, it may effect a closing purchase transaction by buying an option identical to the option previously written. The effect of the purchase is that the writer's position will be canceled. Likewise, the holder of an option may liquidate its position by selling an option identical to the option previously purchased.

Closing a written call option will permit a Fund to write another call option on the portfolio securities used to cover the closed call option. Closing a written put option will permit the Fund to write another put option secured by the segregated assets used to secure the closed put option. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any futures contract or securities subject to the option to be used for other Fund investments. If the Fund desires to sell particular securities covering a written call option position, it will close out its position or will designate from its portfolio comparable securities to cover the option prior to or concurrent with the sale of the covering securities.

A Fund will realize a profit from closing out an option if the price of the offsetting position is less than the premium received from writing the option or is more than the premium paid to purchase the option; and the Fund will realize a loss from closing out an option transaction if the price of the offsetting option position is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the covering securities, any loss resulting from the closing of a written call option position is expected to be offset in whole or in part by appreciation of such covering securities.

Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter) an option writer may profit from the lapse of time even though the value of the futures contract (or security in some cases) underlying the option (and of the security deliverable under the futures contract) has not changed. Consequently, profit from option writing may or may not be offset by a decline in the value of securities covering the option. If the profit is not entirely offset, the Fund will have a net gain from the options transaction, and the Fund's total return will be enhanced. Likewise, the profit or loss from writing put options may or may not be offset in whole or in part by changes in the market value of securities acquired by the Fund when the put options are closed.

As an alternative to purchasing call and put options on index futures, a Fund may purchase or sell call or put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

Certain Funds may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at a time when, in the case of a call warrant, the exercise price is less than the value of the underlying index, or in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

A Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Fund's ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

Certain Funds may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of the portfolio securities, the Fund may buy put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, the Fund could sustain losses on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.

Certain Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of portfolio securities be offset at least in part by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

All call options written by a Fund on foreign currencies will be covered. A call option written on a foreign currency by the Fund is covered if the Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held is (i) equal to or less than the exercise price of the call written or
(ii) greater than the exercise price of the call written, if the difference is maintained by the Fund in cash or liquid securities eligible to be purchased by the Fund in a segregated account with the Fund's custodian. For this purpose, a call option is also considered covered if the Fund owns securities denominated in (or which trade principally in markets where settlement occurs in) the same currency, which securities are readily marketable, and the Fund maintains in a segregated account with its custodian cash or liquid securities eligible to be purchased by the Fund in an amount that at all times at least equals the excess of (x) the amount of the Fund's obligation under the call option over (y) the value of such securities.

     . Swap Contracts. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies. An index swap is an agreement to make or receive payments based on the different returns that would be achieved if a notional amount were invested in a specified basket of securities (such as the S&P 500 Index) or in some other investment (such as U.S. Treasury securities). The Fund will maintain at all times in a segregated account with its custodian cash or liquid securities eligible to be purchased by the Fund in amounts sufficient to satisfy its obligations under swap contracts.

Risks. The use of futures contracts, options and swap contracts involves risks. One risk arises because of the imperfect correlation between movements in the price of futures contracts and movements in the price of the securities that are the subject of the hedge. A Fund's hedging strategies will not be fully effective unless the Fund can compensate for such imperfect correlation. There is no assurance that the Fund will be able to effect such compensation.

Options, futures and swap contracts fall into the broad category of financial instruments known as "derivatives" and involve special risks. Use of options, futures or swaps for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging. The correlation between the price movement of the futures contract and the hedged security may be distorted due to differences in the nature of the relevant markets. For example, to the extent that the Municipal Income Fund enters into futures contracts on securities other than tax exempt bonds, the value of such futures may not vary in direct proportion to the value of tax exempt bonds that the Fund owns or intends to acquire, because of an imperfect correlation between the movement of taxable securities and tax exempt bonds. If the price of the futures contract moves more than the price of the hedged security, the relevant Fund would experience either a loss or a gain on the future that is not completely offset by movements in the price of the hedged securities. In an attempt to compensate for imperfect price movement correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the price movement volatility of the hedged securities is historically greater than the volatility of the futures contract. Conversely, the Fund may purchase or sell fewer contracts if the volatility of the price of hedged securities is historically less than that of the futures contracts.

The price of index futures may not correlate perfectly with movement in the relevant index due to certain market distortions. One such distortion stems from the fact that all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Another market distortion results from the deposit requirements in the futures market being less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. A third distortion is caused by the fact that trading hours for foreign stock index futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock index future relates. This may result in a disparity between the price of index futures and the value of the relevant index due to the lack of continuous arbitrage between the index futures price and the value of the underlying index. Finally, hedging transactions using stock indices involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged.

Price movement correlation also may be distorted by the illiquidity of the futures and options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in futures contracts or options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, futures and options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, speculators trading spreads between futures markets may create temporary price distortions unrelated to the market in the underlying securities.

Positions in futures contracts and options on futures contracts may be established or closed out only on an exchange or board of trade. There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. The liquidity of markets in futures contracts and options on futures contracts may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures or options price during a single trading day. Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of open futures or options positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. If there is not a liquid market at a particular time, it may not be possible to close a futures or options position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

An exchange-traded option may be closed out only on a national securities or commodities exchange, which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option with the result that the Fund would have to exercise the option in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will be not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Because the specific procedures for trading foreign stock index futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock index futures at the time the relevant Funds purchase foreign stock index futures.

The successful use of transactions in futures and options depends in part on the ability of a Fund's adviser or subadviser(s) to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates move during the period that the Fund holds futures or options positions, the Fund will pay the cost of taking those positions (i.e., brokerage costs). As a result of these factors, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

Options trading involves price movement correlation risks similar to those inherent in futures trading. Additionally, price movements in options on futures may not correlate with price movements and/or movements of the relevant indices in the futures underlying the options. Like futures, options positions may become less liquid because of adverse economic circumstances. The securities covering written option positions are expected to offset adverse price movements if those options positions cannot be closed out in a timely manner, but there is no assurance that such offset will occur. Also, an option writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Over-the-Counter Options. Certain Funds may enter into over-the-counter options with respect to U.S. Government securities. An over-the-counter option (an option not traded on a national securities exchange) may be closed out only with the other party to the original option transaction. While the Fund will seek to enter into over-the-counter options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Fund might have to exercise an over-the-counter option it holds in order to realize any profit thereon and thereby would incur transactions costs on the purchase or sale of the underlying assets. If the Fund cannot close out a covered call option written by it, it will not be able to sell the underlying security until the option expires or is exercised. Furthermore, over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

The staff of the SEC has taken the position that over-the-counter options on U.S. government securities and the assets used as cover for written over-the-counter options on U.S. government securities should generally be treated as illiquid securities for purposes of the Funds' investment restrictions relating to illiquid securities. However, if a dealer recognized by the Federal Reserve Bank of New York as a "primary dealer" in U.S. government securities is the other party to an option contract written by the Fund, and the Fund has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the SEC staff has agreed that the Fund only needs to treat as illiquid that amount of the "cover" assets equal to the amount at which the formula price exceeds any amount by which the market value of the securities subject to the options exceeds the exercise price of the option (the amount by which the option is "in-the-money").

Loomis, Sayles & Company, L.P. ("Loomis Sayles") has established standards for the creditworthiness of the primary dealers with which certain Funds may enter into over-the-counter option contracts having the formula-price feature referred to above. Those standards, as modified from time to time, are implemented and monitored by Loomis Sayles. Such contracts will provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the securities and the exercise price of the option if the option is written out-of-the-money. Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written, and therefore the Fund might pay more to repurchase the option contract than the Fund would pay to close out a similar exchange-traded option.

Economic Effects and Limitations. Income earned by a Fund from its hedging activities generally will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from futures and options transactions may hedge against a decline in the value of the Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline. If a Fund is required to use taxable fixed-income securities as margin, the portion of the Fund's dividends that is taxable to shareholders will be larger than if that Fund is permitted to use tax-exempt bonds for that purpose.

The Funds intend to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Funds will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that a Fund holds positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

Future Developments. The above discussion relates to a Fund's proposed use of futures contracts, options and options on futures contracts currently available. The relevant markets and related regulations are constantly changing. In the event of future regulatory or market developments, Funds may also use additional types of futures contracts or options and other investment techniques for the purposes set forth above.

Short Sales. Certain Funds may sell securities short "against the box," that is:
(1) enter into short sales of securities that it currently owns or has the right to acquire through the conversion or exchange of other securities that it owns without additional consideration; and (2) enter into arrangements with the broker-dealers through which such securities are sold short to receive income with respect to the proceeds of short sales during the period the Fund's short positions remain open. In addition to selling shares short against the box, the Focused Value Fund only may make short sales if immediately after such short sale the aggregate value of all securities that the Fund is short (excluding the value of securities sold short against the box) does not exceed 5% of the value of the Focused Value Fund's net assets, and the Fund covers such short sales as described in the following paragraph.

In a short sale against the box, a Fund does not deliver from its portfolio securities sold and does not receive immediately the proceeds from the short sale. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with the Fund's custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. A Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. A Fund may close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities. With respect to securities that are not sold short against the box, the Focused Value Fund may cover its short positions by maintaining in a separate account with the Fund's custodian cash, U.S. government securities or other liquid securities having a value equal to the excess of (a) the market value of the securities sold short over (b) the value of any cash, U.S. government securities or other liquid securities deposited as collateral with the broker in connection with the short sale.

Short sales may protect a Fund against risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend on the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

Risks. Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during this period, the Fund will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Fund may have to pay in connection with such short sale. Certain provisions of the Code may limit the degree to which a Fund is able to enter into short sales. There is no limitation on the amount of each Fund's assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales. Star Advisers Fund, Small Cap Value Fund and International Fund currently expect that no more than 20%, 25% and 20% of their total assets, respectively, would be involved in short sales against the box.

Securities Lending (All Funds). The Funds may lend from their total assets in the form of their portfolio securities to broker-dealers under contracts calling for collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Funds will continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral, which may include shares of money market fund subject to any investment restrictions listed in Part I of this Statement. Under some securities lending arrangements the Funds may receive a set fee for keeping its securities available for lending. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event (as determined by the adviser or subadviser) affecting the investment occurs, such loans will be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodian and placement fees approved by the Board of Trustees of the Trusts or persons acting pursuant to the direction of the Boards.

These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligation and the Fund is delayed in or prevented from recovering the collateral.

Short-Term Trading (All Funds). The Funds may, consistent with their investment objectives, engage in portfolio trading in anticipation of, or in response to, changing economic or market conditions and trends. These policies may result in higher turnover rates in the Fund's portfolio, which may produce higher transaction costs and a higher level of taxable capital gains. Portfolio turnover considerations will not limit any adviser's or subadviser's investment discretion in managing a Fund's assets. The Funds anticipate that their portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions.

Temporary Strategies (All Funds). A Fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, the adviser and subadviser(s) of a Fund may employ a temporary defensive strategy if they determine such a strategy to be warranted. Pursuant to such a defensive strategy, a Fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long a Fund will employ defensive strategies. The use of defensive strategies may prevent a Fund from achieving its goal.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, a Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money market instruments.

Interfund Transactions (All Funds). To the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission (the "SEC"), a Fund may invest any of its daily cash balances in shares of investment companies that are advised by its investment manager or its affiliates including affiliated money market and short-term bond funds.

Each Fund may borrow money for temporary or emergency purposes in accordance with its investment restrictions. Subject to the terms of any applicable exemptive relief granted by the SEC, a Fund may borrow for such purposes from other investment companies advised by an investment manager or its affiliates in an interfund lending program. In such a program, a Fund and affiliated funds would be permitted to lend and borrow money for certain temporary or emergency purposes directly to and from one another. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit the Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the investment manager or an affiliate.

--------------------------------------------------------------------------------
                            MANAGEMENT OF THE TRUSTS
--------------------------------------------------------------------------------

     The Funds are governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds and review the Funds' performance.

     On May 14, 2003 for the Loomis Sayles Funds I and June 10, 2003 for the Loomis Sayles Funds II, shareholders voted to elect each Trustee listed below to serve on each Trust's Board. Effective June 1, 2003, the Board of Trustees of CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Companies Trust I, CDC Nvest Cash Management Trust and AEW Real Estate Income Fund (the "CDC Nvest Funds Trusts" and together with Loomis Sayles Funds I and Loomis Sayles Funds II, the "CDC Nvest and Loomis Sayles Funds Trusts") approved certain new trustees for the CDC Nvest Funds Trusts. These approvals resulted in a combined Board of Trustees for the CDC Nvest and Loomis Sayles Funds Trusts.

     The table below provides certain information regarding the trustees and officers of the CDC Nvest and Loomis Sayles Funds Trusts. For purposes of this table and for purposes of this Statement, the term "Independent Trustee" means those trustees who are not "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act") of the relevant trust and, when applicable, who have no direct or indirect financial interest in the approval of a matter being voted on by the relevant Board of Trustees. For purposes of this Statement, the term "Interested Trustee" means those trustees who are "interested persons" of the relevant trust and, when applicable, who have a direct or indirect financial interest in the approval of a matter being voted on by the relevant Board of Trustees.

                                                                                         Number of
                          Position(s)   Term of Office and        Principal            Portfolios in
                           Held with      Length of Time         Occupation(s)         Fund Complex    Other Directorships
 Name, Age and Address      Funds            Served           During Past 5 Years**      Overseen             Held
-----------------------   -----------   ------------------   -----------------------   -------------   -------------------
INDEPENDENT TRUSTEES

Graham T. Allison, Jr.      Trustee      Until retirement*   Douglas Dillon                  41        Trustee, Loomis
(64)                                                         Professor and Director                    Sayles Funds
399 Boylston Street         Contract         20 Years        of the Belfer Center                      Trusts;
Boston, MA 02116           Review and                        of Science for                            Director, Taubman
                           Governance                        International Affairs,                    Centers, Inc.;
                            Committee                        John F. Kennedy School                    Advisory Board
                             Member                          of Government, Harvard                    Member, USEC Inc.
                                                             University

Edward A. Benjamin          Trustee      Until retirement*   Retired                         41        Trustee, Loomis
(65)                                                                                                   Sayles Funds
399 Boylston Street          Audit       Less than 1 year                                              Trusts; Director,
Boston, MA 02116           Committee                                                                   Coal, Energy
                             Member                                                                    Investments &
                                                                                                       Management, LLC;
                                                                                                       Director,
                                                                                                       Precision Optics
                                                                                                       Corporation
                                                                                                       (optics
                                                                                                       manufacturer)

Daniel M. Cain              Trustee      Until retirement*   President and CEO,              41        Trustee, Loomis
(59)                                                         Cain Brothers &                           Sayles Funds
452 Fifth Avenue          Chairman of        8 years         Company, Incorporated                     Trusts; Trustee,
New York, NY 10018         the Audit                         (investment banking)                      Universal Health
                           Committee                                                                   Realty Income
                                                                                                       Trust;
                                                                                                       Director, Sheridan
                                                                                                       Healthcorp

Paul G. Chenault            Trustee      Until retirement*   Retired; Trustee, First         41        Trustee, Loomis
(70)                                                         Variable Life (variable                   Sayles Funds
5852 Pebble Beach Way      Contract      Less than 1 year    life insurance)                           Trusts; Director,
San Luis Obispo, CA       Review and                                                                   Mailco Office
93401-8270                Governance                                                                   Products, Inc.
                           Committee

Kenneth J. Cowan (72)       Trustee      Until retirement*   Retired                         41        Trustee, Loomis
399 Boylston Street                                                                                    Sayles Funds Trusts
Boston, MA 02116          Chairman of        29 years
                             the
                           Contract
                          Review and
                          Governance
                           Committee

*All Trustees serve until retirement, resignation or removal from the Board. The current retirement age is 72. At a meeting held on February 27, 2004, the Trustees voted to suspend the retirement policy until 2005.
**Each person listed above holds the same position(s) with the CDC Nvest Loomis Sayles Funds Trusts. Previous positions during the past five years with CDC IXIS Asset Management Distributors, L.P. (the "Distributor"), CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers") or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee's or officer's current position with such entity. As indicated each of Trustee is also a trustee of certain other investment companies for which the Distributor acts as principal underwriter.

                                                                                         Number of
                          Position(s)   Term of Office and        Principal            Portfolios in
                           Held with      Length of Time         Occupation(s)         Fund Complex    Other Directorships
 Name, Age and Address      Funds            Served           During Past 5 Years**      Overseen             Held
-----------------------   -----------   ------------------   -----------------------   -------------   -------------------
Richard Darman (60)         Trustee      Until retirement*   Partner, The Carlyle            41        Trustee, Loomis
399 Boylston Street                                          Group (investments);                      Sayles Funds
Boston, MA 02116           Contract          8 years         Chairman of Board of                      Trusts; Director
                          Review and                         Directors of AES                          and Chairman, AES
                          Governance                         Corporation                               Corporation
                           Committee                         (international power
                            Member                           company); formerly,
                                                             Professor, John F.
                                                             Kennedy School of
                                                             Government, Harvard
                                                             University

Sandra O. Moose (62)        Trustee     Until retirement*    President, Strategic            41        Trustee, Loomis
One Exchange Place                                           Advisory Services                         Sayles Funds
Boston, MA 02109             Audit           22 years        (management                               Trusts; Director,
                           Committee                         consulting); formerly,                    Verizon
                            Member                           Senior Vice President                     Communications;
                                                             and Director, The                         Director, Rohm and
                                                             Boston Consulting                         Haas Company
                                                             Group, Inc.                               (specialty
                                                             (management consulting)                   chemicals)

John A. Shane (71)          Trustee     Until retirement*    President, Palmer               41        Trustee, Loomis
200 Unicorn Park Drive                                       Service Corporation                       Sayles Funds
Woburn, MA 01801                             22 years        (venture capital                          Trusts; Director,
                           Contract                          organization)                             Gensym
                          Review and                                                                   Corporation;
                          Governance                                                                   Director, Overland
                           Committee                                                                   Storage, Inc.;
                            Member                                                                     Director, Abt
                                                                                                       Associates Inc.

*All Trustees serve until retirement, resignation or removal from the Board. The current retirement age is 72. At a meeting held on February 27, 2004, the Trustees voted to suspend the retirement policy until 2005.
**Each person listed above holds the same position(s) with the CDC Nvest and Loomis Sayles Funds Trusts. Previous positions during the past five years with the Distributor, CDC IXIS Advisers or Loomis Sayles are omitted, if not materially different from a trustee's or officer's current position with such entity. As indicated each of Trustee is also a trustee of certain other investment companies for which the Distributor acts as principal underwriter.

                                                                                         Number of
                          Position(s)   Term of Office and        Principal            Portfolios in
                           Held with      Length of Time         Occupation(s)         Fund Complex    Other Directorships
 Name, Age and Address      Funds            Served           During Past 5 Years**      Overseen             Held
-----------------------   -----------   ------------------   -----------------------   -------------   -------------------
INTERESTED TRUSTEES
Robert J. Blanding/1/                     Not Applicable     President, Chairman,            41        Trustee, Loomis
(57)                        Trustee                          Director and Chief                        Sayles Funds Trusts
555 California Street                    Less than 1 year    Executive Officer,
San Francisco, CA 94104                                      Loomis Sayles;

John T. Hailer/2/ (43)     President      Not Applicable     President and Chief             41        None
399 Boylston Street         and CEO                          Executive Officer, CDC
Boston, MA 02116                             3 Years         IXIS Asset Management
                            Trustee                          Distributors, L.P.;
                                                             Executive Vice
                                                             President, Loomis
                                                             Sayles Funds I;
                                                             President, Loomis
                                                             Sayles Funds II;
                                                             formerly, Senior Vice
                                                             President, Fidelity
                                                             Investments

Peter S. Voss/3/ (57)     Chairman of     Not Applicable     Director, President and         41        Trustee, Loomis
399 Boylston Street        the Board                         Chief Executive                           Sayles Funds
Boston, MA 02116                             12 years        Officer, CDC IXIS Asset                   Trusts;  Trustee,
                            Trustee                          Management North                          Harris Associates
                                                             America, L.P.                             Investment Trust/4/

*All Trustees serve until retirement, resignation or removal from the Board. The current retirement age is 72. At a meeting held on February 27, 2004, the Trustees voted to suspend the retirement policy until 2005.
**Each person listed above holds the same position(s) with the CDC Nvest and Loomis Sayles Funds Trusts. Previous positions during the past five years with the Distributor, CDC IXIS Advisers or Loomis Sayles are omitted, if not materially different from a trustee's or officer's current position with such entity. As indicated each of Trustee is also a trustee of certain other investment companies for which the Distributor acts as principal underwriter.

/1/ Mr. Blanding is deemed an "interested person" of the CDC Nvest Funds Trusts and the Loomis Sayles Funds Trusts because he holds the following positions with affiliated persons of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.

/2/ Mr. Hailer is an "interested person" of the CDC Nvest Funds Trusts and the Loomis Sayles Funds Trusts because he holds the following positions with affiliated persons of the Trusts: Director and Executive Vice President of CDC IXIS Asset Management Distribution Corporation ("CDC IXIS Distribution Corporation"); and President and Chief Executive Officer of CDC IXIS Advisers.

/3/ Mr. Voss is an "interested person" of the CDC Nvest Funds Trusts and the Loomis Sayles Funds Trusts because he holds the following positions with affiliated persons of the Trusts: Director of CDC IXIS Asset Management Services, Inc. ("CIS"); Director of CDC IXIS Distribution Corporation; Director and Chairman of CDC IXIS Asset Management Associates Inc.; Director of AEW Capital Management, Inc.; Director of Harris Associates, Inc.; Director of Loomis Sayles; Member of Reich & Tang Asset Management, LLC; Director of Westpeak Investment Advisors, Inc.; Director of Vaughan Nelson Investment Management, L.P.; Director, Hansberger Group, Inc.; Member, Board of Managers, Harris Alternatives L.L.C.; and Director and Member of the Executive Board of CDC IXIS Asset Management.

/4/ As of December 31, 2003, Harris Associates Investment Trust had seven series that were overseen by its Board of Trustees.

                                                                                         Number of
                          Position(s)     Term of Office*         Principal            Portfolios in
                           Held with    and Length of Time       Occupation(s)         Fund Complex    Other Directorships
 Name, Age and Address      Funds            Served           During Past 5 Years**      Overseen             Held
-----------------------   -----------   ------------------   -----------------------   --------------   -------------------
OFFICERS
Nicholas H. Palmerino      Treasurer     Less than 1 year    Senior Vice President,         Not        Not Applicable
(38)                                                         CDC IXIS Asset             Applicable
399 Boylston Street                                          Management Services,
Boston, MA 02116                                             Inc.; Senior Vice
                                                             President, CDC IXIS
                                                             Asset Management
                                                             Advisers, L.P.;
                                                             formerly, Vice
                                                             President, Loomis,
                                                             Sayles & Company, L.P.

John E. Pelletier (39)    Secretary,       6 years as        Senior Vice President,         Not        Not Applicable
399 Boylston Street       Chief Legal      Secretary         General Counsel,            Applicable
Boston, MA 02116          Officer                            Secretary and Clerk,
                                         Less than 1 year    CDC IXIS Distribution
                                          as Chief Legal     Corporation; Executive
                                              Officer        Vice President, General
                                                             Counsel, Secretary and
                                                             Clerk, CDC IXIS Asset
                                                             Management
                                                             Distributors, L.P.;
                                                             Executive Vice
                                                             President, General
                                                             Counsel, Secretary and
                                                             Clerk, CDC IXIS Asset
                                                             Management Advisers,
                                                             L.P.; Executive Vice
                                                             President, General
                                                             Counsel, Secretary,
                                                             Clerk, and Director,
                                                             CDC IXIS Asset
                                                             Management Services,
                                                             Inc.

Frank LoPiccolo (50)      Anti-Money     Less than 1 year    Senior Vice President,         Not        Not Applicable
                          Laundering                         CDC IXIS Asset             Applicable
                          Officer                            Management, Inc.

* Each officer of the CDC Nvest Funds Trusts and Loomis Sayles Funds Trusts serve for an indefinite term in accordance with each Trust's current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.
** Each person listed above holds the same position(s) with the CDC Nvest Funds
   Trusts and Loomis Sayles Funds Trusts. Previous positions during the past five years with the Distributor, CDC IXIS Advisers or Loomis Sayles are omitted, if not materially different from a trustee's or officer's current position with such entity.

Standing Board Committees
-------------------------

     The trustees have delegated certain authority to the Audit Committee and Contract Review and Governance Committee.

     Prior to June 10, 2003, the Board of Trustees of the Loomis Sayles Funds Trusts included three committees: Audit Committee, Contract Review Committee and Nominating and Governance Committee. During the period from October 1, 2002 to June 10, 2003, each of these committees met twice. Prior to the combination of the boards of Trustees, the Board of Trustees of the CDC Nvest Funds Trusts included two committees: Audit Committee and Contract Review and Governance Committee. During the period January 1, 2003 to June 10, 2003 each of these committees met three times.

     The CDC Nvest and Loomis Sayles Funds Trusts currently have two standing Board Committees. The Contract Review and Governance Committee of the Trusts is comprised solely of Independent Trustees and considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between the adviser and the trusts, and governance matters relating to the trusts. During the period June 10, 2003 to December 31, 2003, this Committee held three meetings. For the fiscal year ended January 1, 2004 this Committee held six meetings.

     The Audit Committee of the Trusts is comprised solely of Independent Trustees and considers matters relating to the scope and results of the Trusts' audits and serves as a forum in which the independent auditors can raise any issues or problems identified in the audit with the Board of Trustees. This Committee also reviews and monitors compliance with stated investment objectives and policies, SEC and Treasury regulations as well as operational issues relating to the transfer agent and custodian. During the period June 10, 2003 to December 31, 2003 this Committee held five meetings. For the fiscal year ended January 1, 2004 this Committee held eight meetings.

     The current membership of each committee is as follows:

      Audit Committee              Contract Review and Governance Committee
      -------------------------    ----------------------------------------
      Daniel M. Cain - Chairman    Kenneth J. Cowan - Chairman
      Edward A. Benjamin           Graham T. Allison, Jr.
      Sandra O. Moose              Paul G. Chenault
                                   Richard Darman
                                   John A. Shane

Trustee Fees
------------

     The Trusts pay no compensation to their officers or to their trustees who are Interested Trustees.

     Each Independent Trustee receives, in the aggregate, a retainer fee at the annual rate of $45,000 and meeting attendance fees of $4,500 for each meeting of the Board of Trustees that he or she attends. Each committee member receives an additional retainer fee at the annual rate of $7,000. Furthermore, each committee chairman receives an additional retainer fee (beyond the $7,000 fee) at the annual rate of $5,000. The retainer fees assume four Committee meetings per year. Each Trustee is compensated $1,750 per Committee meeting that he or she attends in excess of four per year. These fees are allocated among the mutual fund portfolios in the CDC Nvest and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each mutual fund portfolio. In addition, for oversight of the AEW Real Estate Income Fund each Trustee receives a retainer fee at the annual rate of $2,000 and meeting attendance fees of $375 for each meeting of the Board of Trustees that he or she attends. Each committee member receives an additional retainer fee at the annual rate of $2,000. Furthermore, each committee chairman receives an additional retainer fee (beyond the $2,000 fee) at the annual rate of $1,000. The retainer fees assume four Committee meetings per year. Each Trustee is compensated $200 per Committee meeting that he or she attends in excess of four per year.

     During the fiscal year ended December 31, 2003 for CDC Nvest Funds Trust I, CDC Nvest Funds Trust II,

CDC Nvest Funds Trust III, and CDC Nvest Companies Trust I the Trustees of the trusts received the amounts set forth in the following table for serving as a trustee of the trusts and for also serving as trustees of the CDC Nvest Cash Management Trust, CDC Nvest Tax Exempt Money Market Trust, AEW Real Estate Income Fund, Loomis Sayles Funds I and Loomis Sayles Funds II. The table also sets forth, as applicable, pension or retirement benefits accrued as part of fund expenses, as well as estimated annual retirement benefits and total compensation paid to Trustees by trusts in the CDC Nvest Funds Trust and Loomis Sayles Funds Trusts:

-----------------------------------------------------------------------------------------------------------------
                                                                       Pension or
                            Aggregate     Aggregate     Aggregate      Retirement     Estimated
                         Compensation   Compensation   Compensation     Benefits        Annual          Total
                           from CDC       from CDC       from CDC       Accrued as     Benefits      Compensation
                          Nvest Funds    Nvest Funds   Nvest Funds    Part of Fund      Upon        from the Fund
                           Trust I*       Trust II*     Trust III*      Expenses      Retirement       Complex+*
-----------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------
Graham T. Allison, Jr.   $     32,798   $      5,427   $      3,875   $          0   $          0   $      82,125
Edward A. Benjamin**     $     14,230   $      2,516   $      1,645   $          0   $          0   $      73,750
Daniel M. Cain           $     37,354   $      6,222   $      4,222   $          0   $          0   $      98,075
Kenneth J. Cowan         $     35,051   $      5,778   $      4,127   $          0   $          0   $      88,125
Paul G. Chenault**       $     11,468   $      2,072   $      1,350   $          0   $          0   $      64,000
Richard Darman           $     33,025   $      5,427   $      3,875   $          0   $          0   $      82,125
Sandra O. Moose          $     35,264   $      5,871   $      4,171   $          0   $          0   $      92,075
John A. Shane            $     32,798   $      5,427   $      3,875   $          0   $          0   $      81,950
Pendleton P. White       $     32,798   $      5,427   $      3,875   $          0   $          0   $      82,125
-----------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------
Peter S. Voss            $          0   $          0   $          0   $          0   $          0   $           0
John T. Hailer           $          0   $          0   $          0   $          0   $          0   $           0
Robert J. Blanding       $          0   $          0   $          0   $          0   $          0   $           0
-----------------------------------------------------------------------------------------------------------------

*Amounts include payments deferred by trustees for the fiscal year ended December 31, 2003, with respect to the Trusts. The total amount of deferred compensation accrued as of December 31, 2003 for the Trustees is as follows:
Graham T. Allison, Jr. $1,083,819; Edward A. Benjamin $46,040; Daniel M. Cain $165,550; Kenneth J. Cowan $228,568; and Richard Darman $319,763.

**Amounts include amounts held through the deferred compensation plan.

+ Total Compensation represents amounts paid during 2003 to a trustee for serving on the board of trustees of nine (9) trusts with a total of forty-one
(41) funds as of December 31, 2003.

     During the fiscal year ended January 31, 2004 for CDC Nvest Companies Trust I, the trustees of these trusts received the amounts set forth in the following table for serving as trustees of the Trusts. The table also sets forth, as applicable, pension or retirement benefits accrued as part of fund expenses, as well as estimated annual retirement benefits and total compensation paid to Trustees by trusts in the CDC Nvest and Loomis Sayles Funds Trusts:

-----------------------------------------------------------------------------------
                                         Pension or
                            Aggregate    Retirement     Estimated
                         Compensation     Benefits        Annual          Total
                           from CDC      Accrued as     Benefits      Compensation
                          Nvest Funds   Part of Fund      Upon        from the Fund
    Name of Trustee         Trust I*       Expenses     Retirement       Complex+*
-----------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------
Graham T. Allison, Jr.   $      1,155   $          0   $          0   $      82,125
Edward A. Benjamin**     $        657   $          0   $          0   $      76,775
Daniel M. Cain           $      1,321   $          0   $          0   $      98,142
Paul G. Chenault**       $        563   $          0   $          0   $      66,958
Kenneth J. Cowan         $      1,227   $          0   $          0   $      88,125
Richard Darman           $      1,155   $          0   $          0   $      80,500
Sandra O. Moose          $      1,249   $          0   $          0   $      92,142
John A. Shane            $      1,155   $          0   $          0   $      81,950
Pendleton P. White       $      1,086   $          0   $          0   $      75,833
-----------------------------------------------------------------------------------
INTERESTED TRUSTEES
-----------------------------------------------------------------------------------
Peter S. Voss            $          0   $          0   $          0   $           0
John T. Hailer           $          0   $          0   $          0   $           0
Robert J. Blanding       $          0   $          0   $          0   $           0
-----------------------------------------------------------------------------------

*Amounts include payments deferred by Trustees for the calendar year ended December 31, 2003, with respect to the Trusts. The total amount of deferred compensation accrued as of December 31, 2003 for the Trustees is as follows:
Graham T. Allison, Jr. $1,083,819; Edward A. Benjamin $46,040; Daniel M. Cain $165,550; Kenneth J. Cowan $228,568; and Richard Darman $319,763.

** Messrs. Benjamin and Chenault became Trustees of trusts in the CDC Nvest Funds Trusts in May 2003.

+ Total Compensation represents amounts paid during 2003 to a trustee for serving on the board of trustees of nine (9) trusts with a total of forty-one
(41) funds as of December 31, 2003.

     The Funds provide no pension or retirement benefits to Trustees, but have adopted a deferred payment arrangement under which each Trustee may elect not to receive fees from the Funds on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in a Fund or Funds selected by the Trustee on the normal payment date for such fees. As a result of this arrangement, each Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

     As of April 6, 2004, the officers and trustees of the Trusts collectively owned less than 1% of the then outstanding shares of each Fund and each Trust.

          As of December 31, 2003, the Trustees had the following ownership in the Funds:

Independent Trustees

                                         Graham T.
Dollar Range of Equity Securities in     Allison,   Edward A.   Daniel M.  Paul G.     Kenneth J.  Richard   Sandra O.  John A.
the Fund*                                Jr.**      Benjamin**  Cain**     Chenault**  Cowan**     Darman**  Moose**    Shane**
Star Advisers Fund                       E          A           A          A           C           E         E          A
Star Growth Fund                         A          A           A          A           B           A         A          A
Star Value Fund                          A          A           A          A           B           A         A          A
Targeted Equity Fund                     A          A           A          A           C           D         A          A
International Fund                       E          A           A          A           B           E         A          A
Small Cap Value Fund                     A          A           E          A           B           A         A          A
Large Cap Value Fund                     A          A           A          A           B           A         A          A
Focused Value Fund                       A          A           A          A           B           A         A          A
AEW Real Estate Fund                     E          C           A          A           C           A         A          A
Capital Growth Fund                      A          A           A          A           B           A         A          A

Aggregate Dollar Range of Equity
Securities in All Registered Investment
Companies Overseen by Trustee in the
Family of Investment Companies           E          C           E          D           E           E         E          A

     * A. None
       B. $1 - 10,000
       C. $10,001 - $50,000
       D. $50,001 - $100,000
       E. over $100,000

     **Amounts include amounts held through the deferred compensation plan.

   Interested Trustees

Dollar Range of Equity Securities in     Robert J.  John T.     Peter S.
the Fund*                                Blanding   Hailer      Voss
Star Advisers Fund                       A          A           A
Star Growth Fund                         A          A           A
Star Value Fund                          A          A           A
Targeted Equity Fund                     A          A           A
International Fund                       A          A           A
Small Cap Value Fund                     A          A           A
Large Cap Value Fund                     A          A           A
Focused Value Fund                       A          A           A
AEW Real Estate Fund                     A          A           A
Capital Growth Fund                      A          A           E

Aggregate Dollar Range of Equity
Securities in All Registered Investment
Companies Overseen by Trustee in the
Family of Investment Companies           E          E           E
     *A. None
      B. $1 - 10,000
      C. $10,001 - $50,000
      D. $50,001 - $100,000
      E. over $100,000

Advisory and Subadvisory Agreements
-----------------------------------

     Each Fund's advisory agreement with CDC IXIS Advisers (with AEW Management and Advisors, L.P. ("AEW") in the case of the AEW Real Estate Fund, and with Capital Growth Management Limited Partnership ("CGM") in the case of Targeted Equity Fund), provides that the adviser will furnish or pay the expenses of the applicable Fund for office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. The adviser is responsible for obtaining and evaluating such economic, statistical and financial data and information and performing such additional research as is necessary to manage each Fund's assets in accordance with its investment objectives and policies.

     Each Fund pays all expenses not borne by its adviser or subadviser(s) including, but not limited to, the charges and expenses of the Fund's custodian and transfer agent, independent accountants and legal counsel for the Fund and the Trusts' Independent Trustees, 12b-1 fees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing reports to shareholders and the compensation of trustees who are not directors, officers or employees of the Fund's adviser, subadviser(s) or their affiliates, other than affiliated registered investment companies. In the case of Funds with Class Y shares, certain expenses may be allocated differently between the Fund's Classes A, B and C shares, on the one hand, and Class Y shares on the other hand. (See "Description of the Trusts and Ownership of Shares.")

     Each Fund's advisory agreement (except in the case of AEW Real Estate Fund and Targeted Equity Fund) and, where applicable, each Fund's subadvisory agreement(s), provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the relevant Trust or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. CDC Nvest Funds Trust I, CDC Nvest Funds Trust II and CDC Nvest Funds Trust III have received an exemptive order from the SEC that permits CDC IXIS Advisers to amend existing subadvisory agreements, where applicable, when approved by the relevant Fund's Board of Trustees, without shareholder approval. The exemption also permits CDC IXIS Advisers to enter into new subadvisory agreements with subadvisers that are not affiliated with CDC IXIS Advisers without obtaining shareholder approval, if approved by the relevant Trust's Board of Trustees. Before a CDC Nvest Fund can begin to rely on the exemptions described above, a majority of the shareholders of the Fund must approve the ability of the Fund to rely on the exemptive order. Certain CDC Nvest Funds have already received shareholder approval to rely on the exemptive order. Shareholders will be notified of any subadviser changes.

     Each advisory and subadvisory agreement may be terminated without penalty by vote of the Board of Trustees of the relevant Trust or by vote of a majority of the outstanding voting securities of the relevant Fund, upon 60 days' written notice, or by the Fund's adviser upon 90 days' written notice, and each terminates automatically in the event of its assignment (as defined in the 1940
Act). In addition, each agreement with Loomis Sayles will automatically terminate if its relevant Trust or Fund shall at any time be required by Loomis Sayles to eliminate all reference to the words "Loomis" and "Sayles" in the name of the Trust or the Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the relevant Fund and by a majority of the trustees who are not interested persons of the Trust or Loomis Sayles. Each subadvisory agreement also may be terminated by the subadviser upon 90 days' notice and automatically terminates upon termination of the related advisory agreement.

     Each advisory and subadvisory agreement provides that the adviser or subadviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

     CDC IXIS Advisers oversees the portfolio management services provided to their Funds by each of their subadvisers and provides certain administrative services. Subject to the review of the Board of Trustees, CDC IXIS Advisers monitors each subadviser to assure that the subadviser is managing a Fund's assets consistently with the Fund's investment objective and restrictions and applicable laws and guidelines, including, but not limited to, compliance with the diversification requirements set forth in the 1940 Act and Subchapter M of the Code. In addition, CDC IXIS Advisers and CIS also provide subadvised Funds with administrative services which include, among other things, day-to-day administration of matters related to the Fund's existence, maintenance of its records, preparation of reports and assistance in the preparation of the Fund's registration statement under federal and state laws. In addition, CDC IXIS Advisers does not determine what investments will be purchased or sold for any Fund. Because each subadviser manages its portfolio independently from the others, the same security may be held in two or more different Funds (or segments of a Star Fund or the Moderate Diversified Portfolio) or may be acquired for one Fund or segment at a time when the subadviser of another Fund (or segment) deems it appropriate to dispose of the security from that other Fund (or segment). Similarly, under some market conditions, one or more of the subadvisers may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another subadviser or subadvisers believe continued exposure to the broader securities is appropriate. Because each subadviser directs the trading for its segment or segments of a Star Fund and the Moderate Diversified Portfolio, and does not aggregate its transactions with those of the other subadvisers, a Star Fund and the Moderate Diversified Portfolio may incur higher brokerage costs than would be the case if a single adviser or subadviser were managing the entire Star Fund.

     CDC IXIS Advisers may terminate any subadvisory agreement without shareholder approval. In such case, CDC IXIS Advisers will either enter into an agreement with another subadviser to manage the Fund or segment or allocate the segment's assets among the other segments of the Star Funds or Moderate Diversified Portfolio.

Board Approval of the Existing Advisory and Subadvisory Agreements

     The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund's advisory and subadvisory agreements at most of its meetings throughout the year. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees is conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees. The advisory and subadvisory agreements of the Funds are reviewed each year by the Board of Trustees to determine whether the agreements should be renewed for an additional one-year period. Renewal of the agreements requires the majority vote of the Board of Trustees, including a majority of the Independent Trustees. The Board of Trustees consists of a majority of Independent Trustees.

     In connection with their meetings, the Trustees receive materials specifically relating to the existing advisory and subadvisory agreements. These materials generally include, among other items (i) information on the investment performance of the Funds, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the Funds, and (iii) the economic outlook and the general investment outlook in the markets in which the Funds invest. The Board of Trustees, including the Independent Trustees, may also consider other material facts such as (1) the adviser's and/or subadviser's results and financial condition, (2) each Fund's investment objective and strategies and the size, education and experience of the advisers' and subadvisers' investment staff and their use of technology, external research and trading cost measurement tools, (3) arrangements in respect of the distribution of the Funds' shares, (4) the procedures employed to determine the value of the Funds' assets, (5) the allocation of the Funds' brokerage, if any, including allocations to brokers affiliated with the adviser or subadviser and the use of "soft" commission dollars to pay Fund expenses and to pay for research and other similar services, (6) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions and policies on personal securities transactions, and (7) when applicable, the contractual fee waivers and expense reimbursements agreed to by the advisers and/or subadvisers.

     The Board of Trustees most recently approved the renewal of the Trusts' advisory and subadvisory agreements at their meeting held in May 2003. In considering the advisory and subadvisory agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Board of Trustees, including the Independent Trustees, in connection with its approval of the advisory and subadvisory agreements included the following:

          . the benefits to shareholders of investing in a fund that is part of a family of funds offering a variety of investment disciplines and providing for a variety of fund and shareholder services.

          . whether each Fund has operated in accordance with its investment objective and its record of compliance with its investment restrictions. They also reviewed each Fund's investment performance as well as each Fund's performance relative to a peer group of mutual funds and to the performance of an appropriate index or combination of indices.

          . the nature, quality, cost and extent of administrative and shareholder services performed by the advisers, subadvisers and affiliated companies, under the existing advisory and subadvisory agreements and under separate agreements covering transfer agency functions and administrative services.

          . each Fund's expense ratio and expense ratios of a peer group of funds. They also considered the contractual expense limitations and the financial impact on the advisers and subadvisers relating to such limitations and the amount and nature of fees paid by shareholders. The information on advisory and subadvisory fees and expense ratios, as well as performance data, included both information compiled by the adviser and information compiled by an independent data service. For these purposes, the Trustees took into account not only the fees paid by the Fund, but also so-called "fallout benefits" to the adviser or subadviser, such as the engagement of affiliates of the adviser or subadviser to provide distribution, brokerage and transfer agency services to the Fund, and the benefits of research made available to the adviser or subadviser by reason of brokerage commissions generated by the Fund's securities transactions. In evaluating each Fund's advisory and subadvisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund.

          . the level of the advisers' and subadvisers' profits in respect of the management of the Funds. The Trustees considered the profits realized by the advisers and subadvisers in connection with the operation of each Fund.

          . whether there have been economies of scale in respect of the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

     Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing advisory fee structures are fair and reasonable, and that the existing advisory and subadvisory agreements should be continued through May 31, 2004.

Information About the Organization and Ownership of the Advisers and Subadvisers
--------------------------------------------------------------------------------
of the Funds
------------

     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers"), formed in 1995, is a limited partnership whose sole general partner, CDC IXIS Asset Management Distribution Corporation ("CDC IXIS Distribution Corporation"), is a wholly-owned subsidiary of CDC IXIS Asset Management Holdings, LLC ("CDC IXIS Holdings"), which in turn is a wholly-owned subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS Asset Management North America"). CDC IXIS Distribution Corporation is also the sole general partner of the Distributor and the sole shareholder of CIS, the transfer and dividend disbursing agent of the Funds. CDC IXIS Asset Management North America owns the entire limited partnership interest in each of CDC IXIS Advisers and the Distributor. CIS has subcontracted certain of its obligations as the transfer and dividend disbursing agent of the Funds to third parties.

     CDC IXIS Asset Management North America is ultimately owned three large affiliated French financial services firms: the Caisse des Depots et Consignations ("CDC"); the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC and by affiliated French savings banks known as the Caisses d'Epargne; and by CNP Assurances, a leading French life insurance company. The registered office of CDC is 56, rue de Lille, 75007 Paris, France. The registered address Caisse Nationale des Caisses d'Epargne is 5, rue Masseran, 75007 Paris, France. The registered address of CNP Assurances is 4, place Raoul Dautry, 75015 Paris, France.

     The 15 principal subsidiary or affiliated asset management firms of CDC IXIS Asset Management North America, L.P. collectively had approximately $148 billion in assets under management or administration as of December 31, 2003.

     AEW Management and Advisors, L.P. ("AEW") is a registered investment adviser whose origins date back to 1981. AEW is a limited partnership that is a controlled affiliate of AEW Capital Management, L.P., which in turn is a wholly-owned subsidiary of CDC IXIS Holdings. CDC IXIS Asset Management North America owns the entire limited partnership interest in AEW. AEW is the adviser of the AEW Real Estate Fund.

     Capital Growth Management, L.P. ("CGM") is a limited partnership whose sole general partner, Kenbob, Inc., is a corporation owned in equal shares by Robert
L. Kemp and G. Kenneth Heebner. CDC IXIS Asset

Management North America owns a majority limited partnership interest in CGM. In addition to advising CDC Nvest Funds, CGM acts as investment adviser of CGM Capital Development Fund and CGM Trust and also provides investment advice to other institutional and individual clients.

     Fund Asset Management, L.P., doing business as Mercury Advisors ("Mercury Advisors"), was established in 1976 in order to provide investment management services for institutions and mutual funds. Mercury Advisors is affiliated with Merrill Lynch Investment Managers ("MLIM"). Mercury Advisors is a limited partnership and is an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc.

     Hansberger Global Investors, Inc. ("Hansberger") was formed in 1994 and is a wholly-owned subsidiary of Hansberger Group, Inc. Hansberger specializes in global investing, managing separate portfolios and institutional mutual funds. Hansberger is an affiliated money manager of CDC IXIS Asset Management North America.

     Harris Associates L.P. ("Harris Associates") was organized in 1976 to succeed to the business of a predecessor limited partnership also named Harris Associates L.P., which together with its predecessor had advised and managed mutual funds since 1976. Harris Associates is a limited partnership whose sole general partner is Harris Associates Inc., a wholly-owned subsidiary of CDC IXIS Holdings. CDC IXIS Asset Management North America owns the entire limited partnership interest in Harris Associates. Harris Associates also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships.

     Loomis, Sayles & Company, L.P. ("Loomis Sayles") was organized in 1926 and is one of the oldest investment management firms in the country. An important feature of the Loomis Sayles investment approach is its emphasis on investment research. Recommendations and reports of the Loomis Sayles research department are circulated throughout the Loomis Sayles organization and are available to the individuals in the Loomis Sayles organization who are responsible for making investment decisions for the Funds' portfolios as well as numerous other institutional and individual clients to which Loomis Sayles provides investment advice. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is a wholly-owned subsidiary of CDC IXIS Holdings. CDC IXIS Asset Management North America owns the entire limited partnership interest in Loomis Sayles.

     Morgan Stanley Investment Management, Inc. doing business as Miller Anderson ("Miller Anderson") is a Delaware corporation incorporated on September 19, 1990, and a wholly-owned subsidiary of Morgan Stanley. Miller Anderson conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad. Morgan Stanley Investment Management, Inc. is a subadviser to the Star Growth Fund, and does business in certain instances as Miller Anderson.

     Reich & Tang is a registered investment adviser founded in 1970 to provide discretionary management of equity portfolios. Reich & Tang has two divisions, each operating independently: Capital Management Group, which specializes in small- and mid-cap equity and global fixed income management, and the Funds Group, which manages institutional money market mutual funds. CDC IXIS Asset Management North America is the managing member and owner of a 99.5% membership interest in Reich & Tang, a limited liability company. CDC IXIS Holdings is the owner of the remaining 0.5% membership interest in Reich & Tang.

     Vaughan Nelson Investment Management, L.P. ("Vaughan Nelson") was formed in 1970 and provides investment advisory services to foundations, university endowments, corporate retirement plans and individuals. Vaughan Nelson is a limited partnership whose sole general partner, Vaughan Nelson Investment Management, Inc., is a wholly-owned subsidiary of CDC IXIS Holdings. CDC IXIS Asset Management North America owns the entire limited partnership interest in Vaughan Nelson.

     Westpeak Global Advisors, L.P. ("Westpeak"), organized in 1991, provides investment management services to institutional clients. Westpeak is a limited partnership whose sole general partner, Westpeak Investment Advisors, Inc., is a wholly-owned subsidiary of CDC IXIS Holdings. CDC IXIS Asset Management North America owns the entire limited partnership interest in Westpeak.

Allocation of Investment Opportunity Among Funds and Other Investors Managed by
-------------------------------------------------------------------------------
Advisers and Subadvisers; Cross Relationships of Officers and Trustees
----------------------------------------------------------------------

     AEW Certain officers of AEW have responsibility for the management of other client portfolios. The other clients served by AEW sometimes invest in securities in which its subadvised Funds also invest. If the Fund and such other clients advised by AEW desire to buy or sell the same portfolio securities at about the same time, purchases and sales will be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities that the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund.

     CGM The other investment companies and clients served by CGM sometimes invest in securities in which its subadvised Funds also invest. If the Fund and such other investment companies or clients advised by CGM desire to buy or sell the same portfolio securities at the same time, purchases and sales will be allocated to the extent practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities that the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund.

     Hansberger Hansberger places portfolio transactions for other advisory accounts, including other mutual funds managed by Hansberger. Research services furnished by firms through which its subadvised Funds effect their securities transactions may be used by Hansberger in servicing all of its accounts; not all of such services may be used by Hansberger in connection with its subadvised Funds. In the opinion of Hansberger, it is not possible to measure separately the benefits from research services to each of the accounts (including its subadvised Funds) managed by Hansberger. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of Hansberger, such costs to its subadvised Funds will not be disproportionate to the benefits received by it on a continuing basis. If purchase or sale of securities consistent with the investment policies of the subadvised Funds and one or more of these other clients served by Hansberger is considered at or about the same time, transactions in such securities will be allocated among its subadvised Funds and such other clients pursuant to guidelines deemed fair and reasonable by Hansberger. Generally, under those guidelines, its subadvised Funds and other participating clients will be allocated securities on a prorated basis.

     Harris Associates Certain officers and employees of Harris Associates have responsibility for portfolio management of other advisory accounts and clients (including other registered investment companies and accounts of affiliates of Harris Associates) that may invest in securities in which its subadvised Funds may invest. Where Harris Associates determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated by Harris Associates to the participating accounts. In situations in which advisory accounts have competing interests in a limited investment opportunity, Harris Associates will allocate investment opportunities based on numerous considerations, including the time the competing accounts have had funds available for investment, the amounts of available funds, an account's cash requirements and the time the competing accounts have had investments available for sale. It is Harris Associates' policy to allocate, to the extent practicable, investment opportunities to each client over a period of time on a fair and equitable basis relative to its other clients. It is believed that the ability of the subadvised Funds to participate in larger volume transactions in this manner will in some cases produce better executions for these Funds. However, in some cases, this procedure could have a detrimental effect on the price and amount of a security available to these Funds or the price at which a security may be sold.

     Loomis Sayles Loomis Sayles has organized its business into three investment groups: The Fixed Income Group, The Equity Group and The Investment Counseling Group. The Fixed Income Group and the Equity Group make investment decisions for the Funds managed by Loomis Sayles. The groups make investment decisions independently of one another. These groups also have responsibility for the management of other client portfolios. The other investment companies and clients served by Loomis Sayles' investment platforms sometimes invest in securities in which the Funds (or segments thereof) advised or subadvised by Loomis Sayles also invest. If one of these Funds and such other clients advised or subadvised by the same investment group of Loomis Sayles desire to buy or sell the same portfolio securities at or about the same time, the respective group allocates purchases and sales, to the extent practicable, on a pro rata basis in proportion to the amount desired to be purchased or sold for each

Fund or client advised or subadvised by that investment group. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which each of the Funds purchases or sells. In other cases, however, it is believed that these practices may benefit the relevant Fund.

     Mercury Advisors Because of different objectives or other factors, a particular security may be bought for one or more clients of Mercury Advisors or an affiliate (including Merrill Lynch) when one or more clients of Mercury Advisors or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve its subadvisee or other clients or funds for which Mercury Advisors or an affiliate acts as manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of Mercury Advisors or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

     Miller Anderson Some securities considered for investment for its subadvised Funds may also be appropriate for other clients serviced by Miller Anderson. Miller Anderson may place a combined order for two or more accounts or Portfolios for the purchase or sale of the same security. Transactions involving combined orders are allocated in a manner deemed to be equitable. If purchases or sales of securities consistent with the investment policies of the Fund and one or more of these other clients serviced by Miller Anderson is considered at or about the same time, transactions in such securities will be allocated among the Funds and clients in a manner deemed fair and reasonable by Miller Anderson.

     Reich & Tang Certain officers and employees of Reich & Tang have responsibility for portfolio management of other advisory accounts and clients of Reich & Tang (including other registered investment companies and accounts of affiliates of Reich & Tang) that may invest in securities in which any of its subadvised Funds or segments also invest. If Reich & Tang determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated by Reich & Tang to the participating accounts. Where advisory accounts have competing interests in a limited investment opportunity, it may be appropriate to buy or sell the security on behalf of more than one client account over a period of time. For example, if Reich & Tang is buying a small capitalization, and relatively illiquid security for more than one client account, Reich & Tang may wish to fill the order over a period of days or even weeks. In such instances, although it may not be possible to aggregate orders to be entered for all of Reich & Tang clients', Reich & Tang must allocate the clients' orders on an equitable basis. It is believed that the ability of the Fund to participate in larger volume transactions in this manner will in some cases produce better executions for the Fund. However, in some cases, this procedure could have a detrimental effect on the price and amount of a security available to the Fund or the price at which a security may be sold. The trustees are of the view that the benefits of retaining Reich & Tang as subadviser to the Fund outweigh the disadvantages, if any, that may result from participating in such transactions.

     Vaughan Nelson In addition to managing its Funds, Vaughan Nelson serves as investment adviser to foundations, university endowments and corporate retirement and family/individual core funds. Portfolio transactions for each client account are generally completed independently, except when decisions are made to purchase or sell the same securities for a number of client accounts simultaneously, a "blocked order". Blocked orders are averaged as to the price and are generally allocated on a pro rata basis based upon the actual purchase or sell orders placed for each security. Block orders are undertaken when possible to facilitate best execution, as well as for the purpose of negotiating more favorable brokerage commissions. In this event, the transactions are averaged as to the price and allocated as to amount in accordance with the daily purchase or sale orders actually placed for each client account.

     Westpeak Certain officers of Westpeak have responsibility for portfolio management for other clients (including affiliates of Westpeak), some of which may invest in securities in which its subadvisees also may invest. When these Funds and other clients desire to purchase or sell the same security at or about the same time, the purchase and sale orders are ordinarily placed and confirmed separately but may be combined to the extent practicable and allocated as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold for each (or if filled over the course of more than one day, allocated randomly using algorithms generated by its trade order management system). It is believed that the ability of those clients to participate in larger volume transactions will in some cases produce better executions for these Funds. However, in some cases this procedure could have a detrimental effect on the price and amount of a security available to the Funds or the price at which a security may be sold.

Description Of the Multi-Adviser Approach of the Star Funds
-----------------------------------------------------------

     CDC IXIS Advisers believes that the multi-adviser approach to equity investing of the Star Funds -- one that combines the varied styles of the subadvisers in selecting securities for the Funds' portfolios -- offers a different investment opportunity than funds managed by a single adviser using a single style. CDC IXIS Advisers believes that assigning portfolio management responsibility for a Fund to several subadvisers, whose varying management styles have resulted in records of success, may increase the likelihood that the Fund may produce superior results for its shareholders, with less variability of return and less risk of persistent under-performance than a fund managed by a single adviser. Of course, there is no assurance that a Fund will in fact achieve superior or less variable results over any period of time.

     On a daily basis, capital activity will be allocated equally by CDC IXIS Advisers among the segments of each Star Fund. However, CDC IXIS Advisers may, subject to review of the applicable Trust's Board of Trustees, allocate net investment capital differently among any of the subadvisers. This action may be necessary if, for example, a subadviser determines that it desires no additional investment capital. Similarly, because each segment of each Fund will perform differently from the other segments of the Fund depending upon the investments it holds and changing market conditions, one segment may be larger or smaller at various times than other segments.

     The Board of Trustees of the Trusts has adopted asset allocation guidelines for the Star Funds to ensure that no segment of any Star Fund becomes too large or too small relative to the other segments of that Star Fund due to performance, market conditions or other factors. CDC IXIS Advisers will generally monitor the asset allocation of the various Star Funds' segments on a monthly basis and when any one segment rises above or falls below the measures stated in the guidelines, action will generally be taken to reallocate cash flow away or towards a specific segment. CDC IXIS Advisers may, subject to the review of the Board of Trustees of the Trusts, allocate net investment capital differently among any of the subadvisers.

Description Of the Multi-adviser Approach of the Moderate Diversified Portfolio
-------------------------------------------------------------------------------

     As stated in its Prospectus, the Moderate Diversified Portfolio is intended to offer investors access to a diversified portfolio of complementary investment disciplines from specialized money mangers ("subadvisers") through investment in a single mutual fund. The Portfolio combines both equity and fixed income disciplines. The Portfolio's equity disciplines feature U.S. growth and value as well as international investments. The Portfolio's fixed income discipline features U.S. investment grade fixed income securities. CDC IXIS Advisers believes that by diversifying across asset classes and styles in a single portfolio, investors may experience more consistent, positive returns with less volatility than a fund managed in a single asset class or style. There is no assurance that the Portfolio will achieve positive results over any period of time.

     Subject to allocation policies adopted by the Portfolio's Board of Trustees, CDC IXIS Advisers generally allocates capital invested in the Portfolio among its five disciplines according to their respective target allocations set forth in the principal investment strategies of the Portfolio's Prospectus. Each subadviser manages its segment (or segments in the case of Loomis Sayles) of the Portfolio's assets in accordance with its distinct investment style and strategy.

     CDC IXIS Advisers will monitor the relative sizes of the segments on a monthly basis. When a segment's percentage of the Portfolio exceeds the maximum or minimum allocation set forth in its Prospectus, CDC IXIS Advisers, subject to the allocation policies adopted by the Portfolio's Board of Trustees, will reallocate capital away or towards one or more segments in order to bring the segments back within their target allocation ranges. Subject to the approval by the Board of Trustees, CDC IXIS Advisers may revise the Portfolio's target allocations from time to time. In addition, the Portfolio's target allocations will vary and may not always be met.

Distribution Agreements and Rule 12b-1 Plans
--------------------------------------------

     Under a separate agreement with each Fund, the Distributor serves as the principal distributor of each class of shares of the Funds. The Distributor's principal business address is 399 Boylston Street, Boston, Massachusetts 02116. Under these agreements (the "Distribution Agreements"), the Distributor conducts a continuous offering and is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the

Funds available through advertising and other means and the cost of printing and mailing Prospectuses to persons other than shareholders. Each Fund pays the cost of registering and qualifying its shares under state and federal securities laws and distributing Prospectuses to existing shareholders.

     The Distributor is compensated under each agreement through receipt of the sales charges on Class A and Class C shares described below under "Net Asset Value and Public Offering Price" and is paid by the Funds the service and distribution fees described in the applicable Prospectus. The Distributor may, at its discretion, reallow the entire sales charge imposed on the sale of Class A and Class C shares of each Fund to investment dealers from time to time. The SEC is of the view that dealers receiving all or substantially all of the sales charge may be deemed underwriters of a Fund's shares.

     Each Fund has adopted Rule 12b-1 plans (the "Plans") for its Classes A, B and C shares which, among other things, permit it to pay the Distributor monthly fees out of its net assets. These fees consist of a service fee and a distribution fee. Any such fees that are paid by a distributor to securities dealers are known as "trail commissions." Pursuant to Rule 12b-1 under the 1940 Act, each Plan was approved by the shareholders of each Fund, and (together with the related Distribution Agreement) by the Board of Trustees, including a majority of the Independent Trustees of the relevant Trust. (Note that certain Funds do not offer Class C shares.)

     Under the Plans, each Fund pays the Distributor a monthly service fee at an annual rate not to exceed 0.25% of the Fund's average daily net assets attributable to the Classes A, B and C shares. In the case of the Class B shares, the Distributor pays investment dealers the first year's service fee at the time of sale, in the amount of up to 0.25% of the amount invested. In the case of Class C shares, the Distributor retains the first year's service fee of 0.25% assessed against such shares. For Class A and, after the first year, for Class B and Class C shares, the Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund's shares, on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer, for providing personal services to investors in shares of the Fund and/or the maintenance of shareholder accounts. This service fee will accrue to securities dealers of record immediately with respect to reinvested income dividends and capital gain distributions of the Fund's Class A and Class B shares.

     The service fee on Class A shares may be paid only to reimburse the Distributor for expenses of providing personal services to investors, including, but not limited to, (i) expenses (including overhead expenses) of the Distributor for providing personal services to investors in connection with the maintenance of shareholder accounts and (ii) payments made by the Distributor to any securities dealer or other organization (including, but not limited to, any affiliate of the Distributor) with which the Distributor has entered into a written agreement for this purpose, for providing personal services to investors and/or the maintenance of shareholder accounts, which payments to any such organization may be in amounts in excess of the cost incurred by such organization in connection therewith.

     Each Fund's Class B and Class C shares also pay the Distributor a monthly distribution fee at an annual rate not to exceed 0.75% of the average net assets of the respective Fund's Class B and Class C shares. The Distributor retains the 0.75% distribution fee assessed against both Class B and Class C shares during the first year of investment. After the first year for Class B shares, the Distributor retains the annual distribution fee as compensation for its services as distributor of such shares. After the first year for Class C shares, the Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund's shares, as distribution fees in connection with the sale of the Fund's shares on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer. As noted in the prospectus of Funds offering such shares, Class B shares automatically convert into Class A shares after eight years. This conversion from Class B to Class A shares occurs once per month for all Class B shares that reach their eighth year over the course of that particular month. As stated in the Prospectus, investors will not be permitted to purchase $100,000 or more of Class B shares as a single investment per account. There is an exception to this restriction with respect to the omnibus account in Class B shares of Merrill, Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). With respect to this exception, Merrill Lynch has represented that it has policies in place that prohibit individual purchases in Class B shares by Merrill Lynch's clients of $100,000 or more and that Merrill Lynch has processes in place to monitor and enforce this limitation with respect to its clients.

     Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the relevant Fund. Each Plan may be amended by vote of the relevant trustees, including a majority of the relevant Independent Trustees, cast in person at a meeting called for that purpose. Any change in any Plan that would materially increase the fees payable thereunder by the relevant class of shares of the relevant Fund requires approval by vote of the holders of a majority of such shares outstanding. The Trusts' trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. For so long as a Plan is in effect, selection and nomination of those trustees who are Independent Trustees of the relevant Trust shall be committed to the discretion of such Trustees.

     Fees paid by Class A, Class B or Class C shares of any Fund may indirectly support sales and servicing efforts relating to shares of the other series of the CDC Nvest Funds Trusts or the Loomis Sayles Funds Trusts. In reporting its expenses to the trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund's shares, and allocates other expenses among the relevant Funds based on their relative net assets. Expenses allocated to each Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class.

     The Distributor has entered into selling agreements with investment dealers, including affiliates of the Distributor, for the sale of the Funds' shares. The Distributor, at its expense, may pay an amount not to exceed 0.50% of the amount invested to dealers who have selling agreements with the Distributor. Class Y shares of the Funds may be offered by registered representatives of certain affiliates who are also employees of CDC IXIS Asset Management North America and may receive compensation from each Fund's adviser or subadviser with respect to sales of Class Y shares. (Note that certain Funds do not currently offer Class Y shares.)

     The Distribution Agreement for any Fund may be terminated at any time on 60 days' written notice without payment of any penalty by the Distributor or by vote of a majority of the outstanding voting securities of the relevant Fund or by vote of a majority of the Independent Trustees.

     The Distribution Agreements and the Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose or by a vote of a majority of the outstanding securities of a Fund (or the relevant class, in the case of the Plans).

     With the exception of the Distributor, its direct and indirect parent companies and those Trustees that are not Independent Trustees, no interested person of the Trusts or any Trustee of the Trusts had any direct or indirect financial interest in the operation of the Plans or any related agreement. Benefits to the Funds and their shareholders resulting from the Plans are believed to include (1) enhanced shareholder service, (2) asset retention and
(3) enhanced portfolio management opportunities and bargaining position with third party service providers and economies of scale arising from having asset levels higher than they would be if the plans were not in place.

     The Distributor controls the words "CDC Nvest" in the names of the Trusts and the Funds and if it should cease to be the principal distributor of the Funds' shares, the Trusts or the affected Fund may be required to change their names and delete these words or letters. The Distributor also acts as principal distributor for CDC Nvest Cash Management Trust, Loomis Sayles Funds I and Loomis Sayles Funds II. The address of the Distributor is 399 Boylston Street, Boston, Massachusetts, 02116.

     The portion of the various fees and expenses for applicable Funds offering Classes A, B and or C shares that are paid (reallowed) to securities dealers are shown below.

Equity Funds, Star Funds and the Moderate Diversified Portfolio
---------------------------------------------------------------

     For Class A shares of the AEW Real Estate Fund, Targeted Equity Fund, International Fund, Focused Value Fund, Large Cap Value Fund, Small Cap Value Fund and Capital Growth Fund (the "Equity Funds") the Star Advisers Fund, Star Growth Fund and Star Value Fund (the "Star Funds") and the Moderate Diversified Portfolio, the service fee is payable only to reimburse the Distributor for amounts it pays in connection with providing personal services to investors and/or maintaining shareholder accounts. The portion of the various fees and expenses for Class A shares of the Equity Funds, Star Funds and Moderate Diversified Portfolio that are paid to securities dealers are shown below:

-----------------------------------------------------------------------------------------
                             Maximum
                          Sales Charge       Maximum           Maximum         Maximum
                            Paid by       Reallowance or      First Year     First Year
                            Investors       Commission       Service Fee    Compensation
                         (% of offering   (% of offering      (% of net    (% of offering
Investment                   price)           price)         investment)       price)
-----------------------------------------------------------------------------------------
Less than $50,000*                 5.75%            5.00%           0.25%            5.25%
$50,000 - $99,999                  4.50%            4.00%           0.25%            4.25%
$100,000 - $249,999                3.50%            3.00%           0.25%            3.25%
$250,000 - $499,999                2.50%            2.15%           0.25%            2.40%
$500,000 - $999,999                2.00%            1.70%           0.25%            1.95%

Investments of $1 million or more
First $3 million                   none             1.00%(1)        0.25%            1.25%
Excess over $3 million             none             0.50%(1)        0.25%            0.75%
Investments with no
Sales Charge (2)                   None             0.00%           0.25%            0.25%

* (Targeted Equity Fund only) For accounts established prior to February 28, 1997 having a total investment value of between (and including) $25,000 and $49,000, a reduced sales charge of 5.50% of the offering price (or 5.82% of the net amount invested), with a dealer's concession of 4.25% as a percentage of offering price, will be charged on the sale of additional Class A shares of Targeted Equity Fund if the total investment value of Targeted Equity Fund account after such sale is between (and including) $25,000 and $49,000.

(1) These commissions are not payable if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months.

(2) Refers to any investments made by investors not subject to a sales charge as described in the Prospectuses for Classes A, B and C shares of the Equity Funds, the Star Funds and Moderate Diversified Portfolio under the section entitled "Ways to Reduce or Eliminate Sales Charges."

For investments by Retirement Plans (Plans under Sections 401(a) or 401(k) of the Code with investments of $1 million or more that have 100 or more eligible employees), the Distributor may pay a 0.50% commission for investments in excess of $3 million and up to $10 million. Those Plans with investments of over $10 million are eligible to purchase Class Y shares of the Funds, which are described in a separate prospectus.

     The Class B and Class C service fees are payable regardless of the amount of the Distributor's related expenses. The portion of the various fees and expenses for Class B and Class C shares of the Equity and Star Funds (and for Class C shares of the Moderate Diversified Portfolio) that are paid to securities dealers are shown below:

-----------------------------------------------------------------------------------------
                             Maximum
                          Front-End Sales      Maximum         Maximum         Maximum
                          Charge Paid by    Reallowance or    First Year     First Year
                            Investors         Commission     Service Fee    Compensation
                         (% of offering     (% of offering    (% of net    (% of offering
Investment                    price)            price)       investment)       price)
-----------------------------------------------------------------------------------------
All amounts for Class B              none             3.75%         0.25%            4.00%
Class C amounts
purchased at NAV (1)                 none             1.00%         0.00%            1.00%
All other amounts for
Class C                              1.00%            2.00%         0.00%            2.00%

(1) Refers to any investments made by investors not subject to a sales charge as described in the Prospectus for Classes A, B and C shares of the Equity Funds, Star Funds and Moderate Diversified Portfolio under the section entitled "Ways to Reduce or Eliminate Sales Charges." Also refers to any Class C share accounts established prior to December 1, 2000.

All Funds
---------

     Each transaction receives the net asset value next determined after an order is received on sales of each class of shares. The sales charge is allocated between the investment dealer and the Distributor. The Distributor receives the Contingent Deferred Sales Charge (the "CDSC"). Proceeds from the CDSC on Class A and C shares are paid to the Distributor and are used by the Distributor to defray the expenses for services the Distributor provides the Trusts. Proceeds from the CDSC on Class B shares are paid to the Distributor and are remitted to FEP Capital, L.P. to compensate FEP Capital, L.P. for financing the sale of Class B shares pursuant to certain Class B financing and servicing agreements between the Distributor and FEP Capital, L.P. The Distributor may, at its discretion, pay (reallow) the entire sales charge imposed on the sale of Class A shares to investment dealers from time to time.

     For new amounts invested at net asset value by an eligible governmental authority, the Distributor may, at its expense, pay investment dealers a commission of 0.025% of the average daily net assets of an account at the end of each calendar quarter for up to one year. These commissions are not payable if the purchase represents the reinvestment of redemption proceeds from any other CDC Nvest Fund or if the account is registered in street name.

     The Distributor, the Adviser and their affiliates may out of their own resources make additional payments to dealers who sell shares of the Funds. These payments may include: (i) full reallowance of the sales charge of Class A shares, (ii) additional compensation with respect to the sale and/or servicing of Class A, B and C shares, (iii) payments based upon factors such as the length of time the assets of a dealer's clients have been invested in the Funds and the levels of those clients' assets and (iv) financial assistance programs to firms who sell or arrange for the sale of Fund shares including, but not limited to, remuneration for: the firm's internal sales contests and incentive programs, marketing and sales fees, expenses related to advertising or promotional activity and events, and shareholder record keeping or miscellaneous administrative services. Payment for travel, lodging and related expenses may be provided for attendance at Fund seminars and conferences, e.g., due diligence meetings held for training and educational purposes. The payment of these concessions and any other compensation offered will conform with state and federal laws and the rules of any self-regulatory organization, such as the National Association of Securities Dealers, Inc ("NASD"). The participation of such firms in financial assistance programs is at the discretion of the firm. These payments described in this paragraph may be significant to the dealers receiving the payments and the entities paying them.

     Dealers may charge their customers a processing fee or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by its individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Funds' Prospectuses and this Statement. Customers will be provided with specific information about any processing or service fees charged by their dealer.

     The commissions and sales charges for the last three fiscal years were allocated as follows:

CDC NVEST TRUST I
                                          12/31/01     12/31/02     12/31/03
                                         -----------  -----------  -----------
Total commissions on sales of Class A
 shares                                  $ 3,227,553  $ 2,020,945  $ 1,260,092
   Amount reallowed to other securities
    dealers                              $ 2,813,759  $ 1,771,806  $ 1,103,763
   Amount retained by Distributor        $   413,794  $   249,139  $   156,329
Total CDSCs on redemptions of Classes
 A, B and C shares                       $ 2,711,885  $ 2,994,886  $ 1,599,693
   Amount paid to FEP Capital, L.P.      $ 2,638,993  $ 2,925,808  $ 1,542,276
   Amount retained by Distributor*       $    72,892  $    69,078  $    57,417

*See "Other Arrangements" for information about amounts received by the Distributor from CDC Nvest Funds Trust I's investment advisers and subadvisers or the Funds directly for providing certain administrative services relating to CDC Nvest Funds Trust I.

CDC NVEST TRUST II
                                           12/31/01    12/31/02     12/31/03
                                         -----------  -----------  -----------
Total commissions on sales of Class A
 shares                                  $   498,712  $   342,644  $   813,479
   Amount reallowed to other securities
    dealers                              $   434,971  $   302,974  $   728,057
   Amount retained by Distributor        $    63,741  $    39,670  $    85,422
Total CDSCs on redemptions of Classes
 A, B and C shares                       $   610,331  $   580,262  $   574,322
   Amount paid to FEP Capital, L.P.      $   584,849  $   546,418  $   520,243
   Amount retained by Distributor*       $    25,482  $    33,844  $    24,079

*See "Other Arrangements" for information about amounts received by the Distributor from CDC Nvest Funds Trust II's investment advisers and subadvisers or the Funds directly for providing certain administrative services relating to CDC Nvest Funds Trust II.

CDC NVEST TRUST III
                                           12/31/01     12/31/02    12/31/03
                                         -----------  -----------  -----------
Total commissions on sales of Class A
 shares                                  $   968,230  $   960,935  $   332,864
   Amount reallowed to other securities
    dealers                              $   867,217  $   836,537  $   290,670
   Amount retained by Distributor        $   101,013  $   124,398  $    42,194
Total CDSCs on redemptions of Classes
 A, B and C shares                       $   122,392  $   452,097  $   395,620
   Amount paid to FEP Capital, L.P.      $   115,155  $   382,823  $   358,266
   Amount retained by Distributor*       $     7,237  $    69,274  $    37,354

*See "Other Arrangements" for information about amounts received by the Distributor from CDC Nvest Funds Trust III's investment advisers and subadvisers or the Funds directly for providing certain administrative services relating to CDC Nvest Funds Trust III.

CDC NVEST COMPANIES TRUST I
                                           1/31/02      1/31/03      1/31/04
                                         -----------  -----------  -----------
Total commissions on sales of Class A
 shares                                  $    93,187  $   135,998  $   115,333
   Amount reallowed to other securities
    dealers                              $    81,047  $   118,572  $   103,369
   Amount retained by Distributor        $    12,140  $    17,426  $    11,964
Total CDSCs on redemptions of Classes
 A, B and C shares                       $     2,388  $    34,634  $    36,261
   Amount paid to FEP Capital, L.P.      $     1,908  $    32,065  $    33,965
   Amount retained by Distributor*       $       480  $     2,569  $     2,296

*See "Other Arrangements" for information about amounts received by the Distributor from CDC Nvest Companies Trust I's investment advisers and subadvisers or the Funds directly for providing certain administrative services relating to CDC Nvest Funds Companies Trust I.

Custodial Arrangements. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116, serves as the custodian for Trusts within the CDC Nvest Funds Trusts. As such, IBT holds in safekeeping certificated securities and cash belonging to each Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to each Fund. Upon instruction, IBT receives and delivers cash and securities of each Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. IBT also maintains certain accounts and records of the Trusts and calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis.

Independent Accountants. The Trusts' independent accountants are PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. The independent accountants conduct an annual audit of each Fund's financial statements, assist in the review of federal and state income tax returns and consult with the Trusts as to matters of accounting and federal and state income taxation. The financial highlights in the Prospectuses for the Funds, and the financial statements contained in those Funds' Annual Reports for the year ended December 31, 2003 (January 31, 2004 with respect to the CDC Nvest Companies Trust I) and incorporated by reference into this statement, have been so included in reliance on the reports of the Trusts' independent accountants, given on the authority of said firm as experts in auditing and accounting.

Counsel to the Funds. Ropes & Gray LLP, located at One International Place, Boston, MA 02110, serves as counsel to the Funds.

Other Arrangements
------------------

Arrangements with the CDC Nvest Funds Trusts
--------------------------------------------

     Pursuant to a contract between the Trusts and CIS, CIS, whose principal business address is 399 Boylston Street, Boston, Massachusetts, 02116, acts as shareholder servicing and transfer agent for the Funds and is responsible for services in connection with the establishment, maintenance and recording of shareholder accounts, including all related tax and other reporting requirements and the implementation of investment and redemption arrangements offered in connection with the sale of the Funds' shares. For these services CIS received the following fees from the Funds for the fiscal year ended December 31, 2003:

                                  Fiscal Year Ended
Fund                              December 31, 2003
--------------------------------  -----------------
AEW Real Estate Fund*             $         133,273
Capital Growth                    $         311,376
Moderate Diversified Portfolio**                 --
Focused Value                     $         679,867
Large Cap Value                   $         930,414
International                     $         427,337
Small Cap Value                   $         346,758
Star Advisers                     $       2,384,351
Star Growth                       $         211,296
Star Value                        $         508,937
Targeted Equity                   $       2,644,683

*For the fiscal year ended January 31, 2004.
** The Portfolio commenced operations on July __, 2004 and did not pay fees to CIS during the period indicated.

     CIS has subcontracted with State Street Bank and Trust Company ("State Street Bank") for it to provide, through its subsidiary, Boston Financial Data Services, Inc. ("BFDS"), transaction processing, mail and other services. For these services, CIS pays BFDS a monthly per account fee. In addition, pursuant to other service agreements, Classes A, B and C shareholders may pay service fees to other firms that provide similar services for their own shareholder accounts.

     In addition, during the fiscal year ended December 31, 2003 (January 31, 2004 for AEW Real Estate Fund), CIS performed certain accounting and administrative services for the Funds, pursuant to an Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, CIS provides the following services to the Funds: (i) it provides personnel that perform bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Funds, (ii) it provides services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Funds or regulatory authorities and reports and questionnaires for SEC compliance, and
(iii) it handles the various registrations and filings required by various regulatory authorities.

     For these services CIS received the following fees from the Funds for the fiscal years ended December 31, 2001, 2002 and 2003 (as noted, certain Funds had different fiscal year ends):

                                    Fiscal Year Ended December 31,
                                   --------------------------------
Fund                                 2001       2002       2003
---------------------------------  ---------  ---------  ----------
Capital Growth                     $  74,676  $  57,966  $   59,187
Moderate Diversified Portfolio***         --         --          --
Focused Value*                     $  55,808  $  70,000  $  205,807

                                    Fiscal Year Ended December 31,
                                   --------------------------------
Fund                                 2001        2002       2003
---------------------------------  ---------  ---------  ----------
Large Cap Value                    $ 190,310  $ 158,120  $  202,313
International                      $  91,945  $  80,628  $   89,230
Small Cap Value                    $  85,996  $  72,774  $   75,057
Star Advisers                      $ 527,505  $ 467,413  $  509,918
Star Growth**                      $  15,781  $ 100,000  $   43,134
Star Value                         $  94,408  $  91,232  $  100,229
Targeted Equity                    $ 557,169  $ 515,966  $  535,402

*For the fiscal year ended September 30, 2001, the period from October 1, 2001 to December 31, 2001, the fiscal years ended December 31, 2002 and December 31, 2003.
**For the fiscal year ended June 30, 2001, the period from July 1, 2001 to December 31, 2001, the fiscal years ended December 31, 2002 and December 31, 2003.
*** The Portfolio commenced operations on July __,2004 and thus did not pay fees to CIS during the period indicated.

     For these services CIS received the following fees from the AEW Real Estate Fund for the fiscal years ended January 31, 2002, 2003 and 2004:

                                     Fiscal Year Ended January 31,
                                   --------------------------------
Fund                                  2002      2003        2004
---------------------------------  ---------  ---------  ----------
AEW Real Estate Fund               $   3,109  $  12,987  $   33,108

--------------------------------------------------------------------------------
                      PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

All Equity Funds. In placing orders for the purchase and sale of equity
----------------
securities, each Equity Fund's adviser or subadviser selects only brokers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Each Fund's adviser or subadviser will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

     Subject to the overriding objective of obtaining the best possible execution of orders, each Fund's adviser and subadviser may allocate brokerage transactions to affiliated brokers. Any such transactions will comply with Rule 17e-1 under the 1940 Act. In order for the affiliated broker to effect portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. Furthermore, each Trust's Board of Trustees, including a majority of the Independent Trustees, have adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

Funds Advised by CGM. In placing orders for the purchase and sale of portfolio
--------------------
securities for the Fund, CGM always seeks the best price and execution. Transactions in unlisted securities will be carried out through broker-dealers that make the primary market for such securities unless, in the judgment of CGM, a more favorable price can be obtained by carrying out such transactions through other brokers.

     Receipt of research services from brokers may sometimes be a factor in selecting a broker that CGM believes will provide the best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce CGM's expenses. Such services may be used by CGM in servicing other client accounts and in some cases may not be used with respect to the Fund. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.

Funds or Segments Sub-Advised by Harris Associates. In placing orders for the
--------------------------------------------------
purchase and sale of portfolio securities for its subadvised Funds or segment, Harris Associates always seeks best execution, subject to the considerations set forth below. Transactions in unlisted securities are carried out through broker-dealers that make the market for such securities unless, in the judgment of Harris Associates, a more favorable execution can be obtained by carrying out such transactions through other brokers or dealers. Subject to the above standard, portfolio transactions for each Fund or segment may be executed through Harris Associates Securities L.P., a registered broker-dealer and an affiliate of Harris Associates.

     Harris Associates selects only brokers or dealers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Harris Associates will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such an evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

     Receipt of brokerage or research services from brokers may sometimes be a factor in selecting a broker that Harris Associates believes will provide best execution for a transaction. These services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Harris Associates' expenses. Such services may be used by Harris Associates in servicing other client accounts and in some cases may not be used with respect to the Funds or segments. Consistent with the Rules of the NASD, and subject to seeking best execution, Harris Associates may, however, consider purchases of shares of its subadvised Funds or segment by customers of broker-dealers as a factor in the selection of broker-dealers to execute Fund or segment portfolio transactions.

     Harris Associates may cause its subadvisees to pay a broker-dealer that provides brokerage and research services to Harris Associates an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged for effecting that transaction. Harris Associates must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Harris Associates' overall responsibilities to the Funds and its other clients. Harris Associates' authority to cause the Funds to pay such greater commissions is also subject to such policies as the trustees of the Trusts may adopt from time to time.

Funds or Segments Sub-Advised by Hansberger. Subject to policies established by
-------------------------------------------
the Board of Trustees, Hansberger is responsible for decisions to buy and sell securities for its Fund or segment and for the placement of its Fund's or segment's investment business and the negotiation of the commissions to be paid on such transactions. It is the policy of Hansberger to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to Hansberger or its Fund or segment. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that better price and execution can be obtained using a broker. In determining the abilities of a broker or dealer to obtain best execution, Hansberger considers relevant factors including, but not limited to: the ability and willingness of the broker or dealer to facilitate its segment of the Fund's or segment's portfolio transactions by participating therein for its own account; speed, efficiency and confidentiality; familiarity with the market for a particular security; and the reputation and perceived soundness of the broker. The best price to its Fund or segment means the best net price without regard to the mix between purchase or sale price and commissions, if any.

     In selecting broker-dealers and in negotiating commissions, Hansberger considers a variety of factors, including best price and execution, the full range of brokerage services provided by the broker, as well as its capital strength and stability, and the quality of research and research services provided by the broker.

     Subject to best execution, Hansberger may cause its subadvised Fund or segment to pay a broker greater commissions than another broker might charge for providing the same brokerage and research services. Hansberger believes it is important to its investment decision-making process to have access to independent research. Higher commissions will not be paid by its Fund unless Hansberger determines in good faith that such payment is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of that particular transaction or Hansberger's overall responsibilities with respect to the accounts over which it exercises investment discretion.

     Generally, research services provided by brokers may include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. Such research services are primarily in the form of written reports, telephone contacts, and personal meetings with security analysts. In addition, such research services may be provided in the form of access to various computer-generated data, computer hardware and software, and meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. In some cases, research services are generated by third parties but are provided to Hansberger by or through brokers. Such brokers may pay for all or a portion of computer hardware and software costs relating to the pricing of securities.

     Where Hansberger itself receives both administrative benefits and research and brokerage services from the services provided by brokers, it makes a good faith allocation between the administrative benefits and the research and brokerage services, and will pay for any administrative benefits with cash. In making good faith allocations of costs between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of Hansberger's allocation of the costs of such benefits and services between those that primarily benefit Hansberger and those that primarily benefit its Fund and other advisory clients.

     Twice a year, Hansberger, through a committee of its securities analysts, will consider the amount and nature of research and research services provided by brokers, as well as the extent to which such services are relied upon, and attempt to allocate a portion of the brokerage business of its Fund and other advisory clients on the basis of that consideration. In addition, brokers may suggest a level of business they would like to receive in order to continue to provide such services. The actual brokerage business received by a broker may be more or less than the suggested allocations, depending upon Hansberger's evaluation of all applicable considerations, including but not limited to Hansberger's best execution undertaking.

     Hansberger may direct the purchase of securities on behalf of its Fund or segment and other advisory clients in secondary market transactions, in public offerings directly from an underwriter, or in privately negotiated transactions with an issuer. When Hansberger believes the circumstances so warrant, securities purchased in public offerings may be resold shortly after acquisition in the immediate aftermarket for the security in order to take advantage of price appreciation from the public offering price or for other reasons. Short-term trading of securities acquired in public offerings, or otherwise, may result in higher portfolio turnover and associated brokerage expenses.

     Commissions paid in connection with certain non-U.S. stock transactions may be higher than negotiated commissions on U.S. stock transactions. Non-U.S. stock exchanges and brokers may be subject to less government supervision and regulation than U.S. exchanges and brokers. In addition, non-U.S. security settlements may in some instances be subject to delays and related administrative uncertainties.

Funds or Segments Sub-Advised by Loomis Sayles. Generally, Loomis Sayles seeks
----------------------------------------------
to obtain quality executions at favorable security prices and at competitive commission rates, where applicable, through brokers and dealers who, in Loomis Sayles' opinion, can provide the best overall net results for its clients. Transactions in unlisted equity securities (including NASDAQ securities) are frequently executed through a primary market maker but may also be executed on an Electronic Communication Network (ECN), Alternative Trading System (ATS), or other execution system. Fixed income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

Commissions and Other Factors in Broker or Dealer Selection
-----------------------------------------------------------

     Loomis Sayles uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and to evaluate the overall reasonableness of brokerage commissions paid on client portfolio transactions by reference to such data. In making this evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker or dealer, are taken into account. Other relevant factors may include, without limitation: (a) the execution capabilities of the brokers and/or dealers, (b) research and other products or services (as described under "Soft Dollars" below) provided by such brokers and/or dealers which are expected to enhance Loomis Sayles' general portfolio management capabilities, (c) the size of the transaction, (d) the difficulty of execution, (e) the operations facilities of the brokers and/or dealers involved, (f) the risk in positioning a block of securities, and (g) the quality of the overall brokerage and research services provided by the broker and/or dealer.

Soft Dollars
------------

     Loomis Sayles' receipt of brokerage and research products or services may sometimes be a factor in Loomis Sayles' selection of a broker or dealer to execute transactions for a Fund where Loomis Sayles believes that the broker or dealer will provide best execution of the transactions. Such brokerage and research products or services may be paid for with Loomis Sayles' own assets or may, in connection with transactions in equity securities effected for client accounts for which Loomis Sayles exercises investment discretion, be paid for with client commissions (the latter, sometimes referred to as Soft Dollars).

     The brokerage and research products and services that may be a factor in Loomis Sayles' selection of a broker or dealer and that may be acquired by Loomis Sayles with Soft Dollars include, without limitation, the following which aid Loomis Sayles in carrying out its investment decision-making responsibilities: a wide variety of reports, charts, publications, subscriptions, quotation services, news services, investment related hardware and software, and data on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, credit analysis, stock and bond market conditions and projections, asset allocation, portfolio structure, economic forecasts, investment strategy advice, fundamental and technical advice on individual securities, valuation advice, market analysis, advice as to the availability of securities or purchasers or sellers of securities, and meetings with management representatives of issuers and other analysts and specialists. The brokerage and research products or services provided to Loomis Sayles by a particular broker or dealer may include both (a) products and services created by such broker or dealer and (b) products and services created by a third party.

     If Loomis Sayles receives a particular product or service that both aids it in carrying out its investment decision-making responsibilities (i.e., a "research use") and provides non-research related uses, Loomis Sayles will make a good faith determination as to the allocation of the cost of such "mixed-use item" between the research and non-research uses and will only use Soft Dollars to pay for the portion of the cost relating to its research use.

     In connection with Loomis Sayles' use of Soft Dollars, a Fund may pay a broker or dealer an amount of commission for effecting a transaction for the Fund in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Loomis Sayles determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research products or services provided by the broker or dealer, viewed in terms of either the particular transaction or Loomis Sayles' overall responsibilities with respect to the Fund.

     Loomis Sayles may use Soft Dollars to acquire brokerage or research products and services that have potential application to all client accounts including the Funds or to acquire brokerage or research products and services that will be applied in the management of a certain group of client accounts and, in some cases, may not be used with respect to the Funds. The products or services may not be used in connection with the management of some of the accounts including the Funds that paid commissions to the broker or dealer providing the products or services and may be used in connection with the management of other accounts.

     Loomis Sayles' use of Soft Dollars to acquire brokerage and research products and services benefits Loomis Sayles by allowing it to obtain such products and services without having to purchase them with its own assets. Loomis Sayles believes that its use of Soft Dollars also benefits the Funds as described above. However, conflicts may arise between a Fund's interest in paying the lowest commission rates available and Loomis Sayles' interest in receiving brokerage and research products and services from particular brokers and dealers without having to purchase such products and services with Loomis Sayles' own assets. Loomis Sayles seeks to ensure that its Soft Dollar practices fall within the "safe harbor" provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

     For purposes of this Soft Dollars discussion, the term "commission" may include (to the extent applicable) both commissions paid to brokers in connection with transactions effected on an agency basis and markups, markdowns, commission equivalents, or other fees paid to dealers in connection with certain transactions as encompassed by relevant SEC interpretation. Loomis Sayles does not generate "soft dollars" on fixed income transactions.

Funds or Segments Sub-Advised by Mercury Advisors. Subject to policies established by the Board of Trustees, Mercury Advisors is primarily responsible for the execution of its Fund's portfolio transactions and the allocation of brokerage. Subject to policies established by the Trustees, Mercury Advisors may have an obligation to deal with a particular dealer or group of dealers in the execution of transactions in portfolio securities of the Fund but otherwise does not use any particular broker or dealer. In executing transactions with brokers and dealers, Mercury Advisors seeks to obtain the best results for its Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operations facilities of the firm and the firm's risk in positioning a block of securities. While Mercury Advisors generally seeks reasonably competitive commission rates, its Fund will not necessarily be paying the lowest spread or commission available. Transactions with respect to the securities of small and emerging growth companies in which its Fund may invest may involve specialized services on the part of the broker or dealer and thereby entail higher commissions or spreads than would be the case with transactions involving more widely traded securities.

     Subject to obtaining the best net results, brokers who provide supplemental investment research services to Mercury Advisors may receive orders for transactions by its Fund. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry or economic sector. Information so received will be in addition to and not in lieu of the services required to be performed by Mercury Advisors under its Subadvisory Agreement, and the expense of Mercury Advisors will not necessarily be reduced as a result of the receipt of such supplemental information. If, in the judgment of Mercury Advisors, its Fund will benefit from supplemental research services, Mercury Advisors is authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transaction. Certain supplemental research services may primarily benefit one or more other investment companies or other accounts for which Mercury Advisors exercises investment discretion. Conversely, its Fund may be the primary beneficiary of the supplemental research services received as a result of portfolio transactions effected for such other accounts or investment companies.

     Mercury Advisors anticipates that its brokerage transactions for its Fund involving securities of issuers domiciled in countries other than the United States generally will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transactions costs on foreign stock exchange transactions generally are higher than in the United States, although Mercury Advisors will endeavor to achieve the best net results in effecting portfolio transactions for its Fund. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States. The ability and decisions to purchase and sell portfolio securities may be affected by foreign laws and regulations relating to the convertibility and repatriation of assets.

     When trading in securities markets with dealers on a principal basis, including in the OTC market, Mercury Advisors will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, an affiliated person of Mercury Advisors may serve as its broker in securities transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, Mercury Advisors may not purchase securities for its Fund during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent, except pursuant to procedures approved by the Board of Trustees of the Fund that either comply with rules adopted by the SEC or with interpretations of the SEC staff, or in accordance with the terms of any applicable SEC exemptive relief.

Funds or Segments Sub-Advised by Miller Anderson. In seeking best execution on
------------------------------------------------
portfolio transactions, Miller Anderson will consider all matters it deems relevant, which may include the following: Miller Anderson's knowledge of negotiated commission rates and spreads currently available; the nature of the security or instrument being traded; the size and type of the transaction; the nature and character of the markets for the security or instrument to be purchased or sold; the desired timing of the transaction; the activity existing and expected in the market for the particular security or instrument; confidentiality; the execution, clearance, and settlement capabilities of the broker or dealer selected and other brokers or dealers considered; the reputation and perceived soundness of the broker or dealer selected and other brokers or dealers considered; Miller Anderson's knowledge of any actual or apparent operational problems of a broker or dealer; and the reasonableness of the commission or its equivalent for the specific transaction.

     Although Miller Anderson generally seeks competitive commission rates and dealer spreads, the Fund advised by Miller Anderson will not necessarily pay the lowest available commission on brokerage transactions or markups on principal transactions. In addition, the Fund may pay higher commission rates or markups than the lowest available when Miller Anderson believes it is reasonable to do so in light of the value of the research, statistical, pricing, and execution services provided by the broker or dealer effecting the transaction. Miller Anderson uses research services obtained in this manner for the benefit of all of its clients, though each particular research service may not be used to service each client.

     When trading in securities markets with dealers on a principal basis, including in the OTC market, Miller Anderson will not deal with affiliated persons, including Morgan Stanley & Co., Inc. ("Morgan Stanley") and its affiliates, in connection with such transactions. However, an affiliated person of Miller Anderson may serve as its broker in securities transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, Miller Anderson may not purchase securities for its Fund during the existence of any underwriting syndicate for such securities of which Morgan Stanley is a member or in a private placement in which Morgan Stanley or an affiliate serves as placement agent, except pursuant to procedures approved by the Board of Trustees of the Fund that either comply with rules adopted by the SEC or with interpretations of the SEC staff, or in accordance with the terms of any applicable SEC exemptive relief.

Funds or Segments Sub-Advised by Reich & Tang. In placing orders for the
---------------------------------------------
purchase and sale of portfolio securities for a Fund, the investment group reviews the written and oral research input from the brokerage firms and selects brokers which have provided Reich & Tang with brokerage and research services so long as they provide best execution and their commission rate is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of the particular transaction or Reich & Tang's overall responsibilities. In determining competitive rates, brokers are compared with other firms offering comparable services.

In selecting a broker to execute securities transactions, Reich & Tang considers a variety of factors, including special industry background, regional expertise, capability and the quality of research services provided by the broker. These research services may include information on the U.S. and certain foreign economies, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting securities of certain client accounts, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and analysis of corporate responsibility issues and performance analyzing various countries. Such research services may be received from brokers in the form of written reports, telephone contacts and personal meetings with security analysts.

Reich & Tang may cause a Fund to pay a broker that provides brokerage and research services to Reich & Tang commission rates in excess of those another broker would have charged for effecting the same transaction. Reich & Tang must determine in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker in terms of the particular transaction or Reich & Tang's overall responsibility to the accounts over which it exercises investment discretion.

Funds or Segments Sub-Advised by Vaughan Nelson. In placing orders for the
-----------------------------------------------
purchase and sale of securities for its Funds, Vaughan Nelson selects only brokers or dealers that it believes are financially responsible and will provide efficient and effective services in executing, clearing and settling an order. Vaughan Nelson will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. Transactions in unlisted securities are carried out through broker-dealers who make the primary market for such securities unless, in the judgment of Vaughan Nelson, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

     Receipt of research services from brokers is one factor used in selecting a broker that Vaughan Nelson believes will provide best execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Vaughan Nelson's expenses. Such services may be used by Vaughan Nelson in servicing other client accounts and in some cases may not be used with respect to the Fund. Receipt of services or products other than research from brokers is not a factor in the selection of brokers. Consistent with the Conduct Rules of the NASD, Vaughan Nelson may, however, consider purchases of shares of the Fund and other funds managed by Vaughan Nelson by customers of broker-dealers as a factor in the selection of broker-dealers to execute the Fund's securities transactions.

     In placing orders for the purchase and sale of securities for the Fund, Vaughan Nelson may cause its Fund to pay a broker-dealer that provides the brokerage and research services to Vaughan Nelson an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged for effecting that transaction. Vaughan Nelson must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Vaughan Nelson's overall responsibilities to the Trust and its other clients. Vaughan Nelson's authority to cause the Fund to pay such greater commissions is also subject to such policies as the trustees of the Trust may adopt from time to time.

Funds or Segments Sub-Advised by Westpeak. In placing orders for the purchase
-----------------------------------------
and sale of securities, Westpeak always seeks best execution. Westpeak selects only brokers or dealers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce best price and execution. This does not necessarily mean that the lowest available brokerage commission will be paid. Westpeak will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. Westpeak may cause the Fund to pay a broker-dealer that provides brokerage and research services to Westpeak an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged effecting that transaction. Westpeak must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Westpeak's overall responsibilities to the Fund and its other clients. Westpeak's authority to cause the Fund it manages to pay such greater commissions is

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

also subject to such policies as the trustees of the Trusts may adopt from time to time.

General
-------

     Subject to procedures adopted by the Board of Trustees of each Trust, the Funds' brokerage transactions may be executed by brokers that are affiliated with CDC IXIS Asset Management North America or the Funds' advisers or subadvisers. Any such transactions will comply with Rule 17e-1 under the 1940 Act, or other applicable restrictions as permitted by the SEC pursuant to exemptive relief or otherwise.

     Under the 1940 Act, persons affiliated with each Trust are prohibited from dealing with each Trust's Funds as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principals for their own accounts, affiliated persons of the Trusts may not serve as the Funds' dealer in connection with such transactions. However, the Trusts have obtained exemptive relief from the SEC permitting segments of the Star Funds to enter into principal transactions with affiliates of the subadvisers to other segments of the same Star Fund (but not affiliates of the subadviser to such segment or of CDC IXIS Advisers and its affiliates).

     To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, an adviser or subadviser may allocate brokerage transactions to broker-dealers (including affiliates of the Distributor) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by a Fund toward the reduction of that Fund's expenses.

     It is expected that the portfolio transactions in fixed-income securities will generally be with issuers or dealers on a net basis without a stated commission. Securities firms may receive brokerage commissions on transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

--------------------------------------------------------------------------------
                DESCRIPTION OF THE TRUSTS AND OWNERSHIP OF SHARES
--------------------------------------------------------------------------------

     CDC Nvest Funds Trust I is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (a "Declaration of Trust") dated June 7, 1985, as amended, and is a "series" company as described in Section 18(f)(2) of the 1940 Act. The name of the Trust has changed several times since its organization -- from the date of its organization to September 1986, the name of the Trust was "The New England Life Government Securities Trust"; from September 1986 to March 1994, its name was "The New England Funds"; from April 1994 to January 2000, its name was "New England Funds Trust I"; from January 2000 until April 2001 the name of the Trust was "Nvest Funds Trust I"; and since May 2001 the name of the Trust has been "CDC Nvest Funds Trust I." The Trust has 11 separate portfolios. Westpeak Capital Growth Fund was organized in 1992 and commenced operations on August 3, 1992; prior to September 15, 2003, the Fund was named "CDC Nvest Capital Growth Fund." Star Advisers Fund was organized in 1994 and commenced operations on July 7, 1994. Hansberger International Fund was organized in 1995 and commenced operations on December 29, 1995; prior to September 15, 2003, the Fund was named "CDC Nvest Star Worldwide Fund" and prior to March 1, 2004, the Fund was named "CDC Nvest Star International Fund". Vaughan Nelson Small Cap Value Fund was organized in 1996 and commenced operations on December 31, 1996; prior to March 1, 2004, the Fund was named CDC Nvest Star Small Cap Fund. Star Growth Fund was organized in 2001 and commenced operations on November 30, 2001. The remaining Funds in the Trust are successors to the following corporations which commenced operations in the years indicated:

           Corporation                Date of Commencement of Operations
----------------------------------    ----------------------------------
NEL Growth Fund, Inc.*                               1968
NEL Retirement Equity Fund, Inc.**                   1970

* Predecessor of the Targeted Equity Fund (prior to November 12, 2001, the name of the Fund was "CDC Nvest Growth Fund"; prior to

     September 15, 2003, the name of the Fund was "CDC Nvest Targeted Equity Fund.")
** Predecessor of the Star Value Fund (prior to February 28, 2000, the name of the Fund was "Nvest Value Fund")

     CDC Nvest Funds Trust II is organized as a Massachusetts business trust under the laws of Massachusetts pursuant to a Declaration of Trust dated May 6, 1931, as amended, and consisted of a single Fund (now the Harris Associates Large Cap Value Fund) until January 1989, when the Trust was reorganized as a "series" company as described in Section 18(f)(2) of the 1940 Act; prior to September 15, 2003, the Fund's name was "CDC Nvest Growth and Income Fund." The name of the Trust has changed several times since its organization -- from its date of organization until December 1988, its name was "Investment Trust of Boston"; from December 1988 until April 1992, its name was "Investment Trust of Boston Funds"; from April 1992 until March 1994, its name was "TNE Funds Trust"; from April 1994 to January 2000, its name was "New England Funds Trust II"; from January 2000 to April 2001 the name of the Trust was "Nvest Funds Trust II"; and since May 2001 the name of the Trust has been "CDC Nvest Funds Trust II." The Trust has two separate portfolios. Large Cap Value Fund was organized in 1931 and commenced operations on May 6, 1931. Prior May 1, 1999, the name of the Fund was "Growth Opportunities Fund." Prior to September 15, 2003, the name of the Fund was the CDC Nvest Growth and Income Fund. Prior to March 1, 2004, the name of the Fund was Harris Associates Growth and Income Fund.

     CDC Nvest Funds Trust III is organized as a Massachusetts business trust under the laws of Massachusetts pursuant to a Declaration of Trust dated August 22, 1995, as amended. The name of the Trust was "New England Funds Trust III" from the date of its organization until January 2000; from January 2000 until April 2001 the name of the Trust was "Nvest Funds Trust III," and since May 2001 the name of the Trust has been "CDC Nvest Funds Trust III." The Trust has one portfolio. Harris Associates Focused Value Fund was organized in 2001 and commenced operations March 15, 2001; prior to September 15, 2003, it was named CDC Nvest Select Fund. Moderate Diversified Portfolio was organized in 2004 and commenced operations July__, 2004.

     CDC Nvest Companies Trust I is organized as a Massachusetts business trust under the laws of Massachusetts by a Declaration of Trust dated March 17, 2000, as amended, and is a "series" company as described in Section 18(f)(2) of the 1940 Act. The name of the Trust was "Nvest Companies Trust I" from the date of its organization until May 2001 when the name was changed to "CDC Nvest Companies Trust I." The Trust has one portfolio. The AEW Real Estate Fund commenced operations on September 1, 2000. Prior to September 15, 2003, the name of the Fund was "CDC Nvest AEW Real Estate Fund".

     The Declarations of Trust of CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III and CDC Nvest Companies Trust I permit each Trust's Trustees to issue an unlimited number of full and fractional shares of each series. Each Fund is represented by a particular series of shares. The Declarations of Trust further permit each Trust's Board of Trustees to divide the shares of each series into any number of separate classes, each having such rights and preferences relative to other classes of the same series as each Trust's Board of Trustees may determine. When you invest in a Fund, you acquire freely transferable shares of beneficial interest that entitle you to receive dividends as determined by the respective Trust's Board of Trustees and to cast a vote for each share you own at shareholder meetings. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of each class of the Fund are entitled to share pro rata in the net assets attributable to that class of shares of the Fund available for distribution to shareholders. The Declarations of Trust also permit the Board of Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.

     The shares of all the Funds (except as noted in this Statement and in each of the Fund's Prospectuses) are divided into four classes: Class A, Class B, Class C and Class Y. Each Fund offers such classes of shares as set forth in such Fund's Prospectuses. As disclosed in the prospectus, not every Fund offers each class of shares. Class Y shares are available for purchase only by certain eligible investors and have higher minimum purchase requirements than Classes A, B and C. All expenses of each Fund (including advisory and subadvisory fees but excluding transfer agency fees and expenses of printing and mailing Prospectuses to shareholders ("Other Expenses")) are borne by its Classes A, B, C and Y shares on a pro rata basis, except for 12b-1 fees, which are borne only by Classes A, B and C and may be charged at a separate rate to each such class. Other Expenses of Classes A, B and C are borne by such classes on a pro rata basis, but Other Expenses relating to the Class Y shares may be allocated separately to the Class Y shares. The multiple class structure could be terminated should certain IRS rulings or SEC regulatory positions be rescinded or modified.

     The assets received by each class of a Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of the creditors, are allocated to, and constitute the underlying assets of, that class of a Fund. The underlying assets of each class of a Fund are segregated and are charged with the expenses with respect to that class of a Fund and with a share of the general expenses of the relevant trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular class of a Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of each Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all of the Funds in a Trust.

     The Declarations of Trust also permit each Trust's Board of Trustees, without shareholder approval, to subdivide any Fund or series or class of shares into various sub-series or sub-classes with such dividend preferences and other rights as the trustees may designate. While each Trust's Board of Trustees has no current intention to exercise this power, it is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements that might affect various classes of shareholders differently. Each Trust's Board of Trustees may also, without shareholder approval, establish one or more additional series or classes or merge two or more existing series or classes.

     The Declarations of Trust provide for the perpetual existence of the Trusts. Any Trust or any Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of each Fund affected. Similarly, any class within a Fund may be terminated by vote of at least two-thirds of the outstanding shares of such class. Each Declaration of Trust further provides that the Board of Trustees may also without shareholder approval terminate the relevant Trust or Fund upon written notice to its shareholders.

Voting Rights
-------------

     Shareholders of all Funds other than the AEW Real Estate Fund are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided therein) in the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders of the AEW Real Estate Fund are entitled to one full vote for each dollar of net asset value (number of shares owned multiplied by net asset value per share) of the Fund, and each fractional dollar amount shall be entitled to a proportionate fractional vote.

     All classes of shares of the Funds have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan or agreement applicable to that class. Matters submitted to shareholder vote will be approved by each series separately except (i) when required by the 1940 Act shares shall be voted together and (ii) when the matter does not affect all series, then only shareholders of the series affected shall be entitled to vote on the matter. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on most other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and subadvisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan (if any) relating to that class.

     There will normally be no meetings of shareholders for the purpose of electing trustees except that, in accordance with the 1940 Act, (i) a Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if there is a vacancy on the Board of Trustees, such vacancy may be filled only by a vote of the shareholders unless, after filing such vacancy by other means, at least two-thirds of the trustees holding office shall have been elected by the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with a Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

     Upon written request by the holders of shares having a net asset value of at least $25,000 (with respect to all Trusts) or at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trusts have undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

     Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Shareholder voting rights are not cumulative.

     No amendment may be made to a Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the relevant Trust except (i) to change the Trust's or a Fund's name or to make changes of a technical nature in the Declaration of Trust, (ii) to establish and designate new series or classes of Trust shares and (iii) to establish, designate or modify new and existing series or classes of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations. If one or more new series of a Trust is established and designated by the trustees, the shareholders having beneficial interests in the Funds described in this Statement shall not be entitled to vote on matters exclusively affecting such new series, such matters including, without limitation, the adoption of or any change in the investment objectives, policies or restrictions of the new series and the approval of the investment advisory contracts of the new series. Similarly, the shareholders of the new series shall not be entitled to vote on any such matters as they affect the other Funds.

Shareholder and Trustee Liability
---------------------------------

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Trust. However, the Declarations of Trust disclaim shareholder liability for acts or obligations of a Trust and require that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by a Trust or the trustees. The Declarations of Trust provide for indemnification out of each Fund's property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a Fund itself would be unable to meet its obligations.

     The Declarations of Trust further provide that the relevant Board of Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declarations of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of each Trust provide for indemnification by the Trust of trustees and officers of the relevant Trust, except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of the Trust. Such persons may not be indemnified against any liability to the Trust or the Trust's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Each Trust offers only its own Funds' shares for sale, but it is possible that a Trust might become liable for any misstatements in a Prospectus that relate to another Trust. The trustees of each Trust have considered this possible liability and approved the use of the combined Prospectus for Funds of the Trusts.

Code of Ethics
--------------

     The Funds, their advisers and subadvisers, and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permits employees to invest in securities for their own accounts, under certain circumstances, including securities that may be purchased or held by the Funds. The Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policies
---------------------

     The Board of Trustees of the Funds has adopted the Proxy Voting Policy and Guidelines (the "Guidelines") for the voting of proxies for securities held by any Funds. Under the Guidelines, the responsibility for voting proxies generally is delegated to a Funds' investment adviser or subadviser. Under the Guidelines, decisions regarding the voting of proxies are to be made solely in the interest of the Fund and its shareholders. The adviser shall exercise its fiduciary responsibilities to vote proxies with respect to the Fund's investments that are managed by that adviser in a prudent manner in accordance with the Guidelines and the proxy voting policies of the adviser or subadviser. Proposals that, in the opinion of the adviser or subadviser, are in the best interests of shareholders are generally voted "for" and proposals that, in the judgment of the adviser or subadviser, are not in the best interests of shareholders are generally voted "against". The adviser or subadviser is responsible for maintaining certain records and reporting to the Audit Committee of the Trusts in connection with the voting of proxies. The adviser or subadviser shall make available to the Fund, or CDC IXIS Asset Management Services, Inc., the Fund's administrator, the records and information maintained by the adviser or subadviser under the Guidelines.

CDC IXIS Advisers. Generally, proxy voting responsibilities and authority are delegated to a Fund's sub-adviser. In situations where CDC IXIS Advisers retains proxy voting authority, it follows the following guidelines. CDC IXIS Advisers has a fiduciary responsibility to exercise voting authority over securities held in client portfolios. Decisions regarding the voting of proxies shall be made solely in the interest of each client account advised by CDC IXIS with the exclusive purpose being to provide benefits to clients by considering those factors that affect the value of their securities.

     CDC IXIS Advisers utilizes the services of a third party proxy service provider ("Proxy Service Provider"), a proxy-voting agent. The Proxy Service Provider may maintain records, provide reports, develop models and research, and vote proxies in accordance with instructions and guidelines provided by CDC IXIS Advisers. These instructions and guidelines shall be consistent with the Proxy Voting Policy of CDC IXIS Advisers, which generally votes "for" proposals that, in the judgment of CDC IXIS Advisers, would serve to enhance shareholder value, and generally votes "against" proposals that, in the judgment of CDC IXIS Advisers, would impair shareholder value.

     These instructions and guidelines direct the proxy-voting agent, on behalf of CDC IXIS Advisers and those clients for which CDC IXIS Advisers has retained investment discretion, to vote for or against specific types of routine proposals, while generally reserving other non-routine proposals for CDC IXIS Advisers to decide on a case-by-case basis.

     With respect to proposals to be decided by CDC IXIS Advisers on a case-by-case basis, the Chairman of the Separate Account Investment Committee (the "Committee") has the responsibility to determine how the proxies should be voted and for directing the proxy-voting agent to vote accordingly. In all cases the Chairman will endeavor to vote each proxy in the interests of client accounts. The Committee shall review proxy-voting policies on an annual basis.

AEW. AEW utilizes the services of a third party proxy service provider to assist in voting proxies. When voting proxies and responding to tender offers, AEW acts prudently, solely in the best interest of its clients, and for the exclusive purpose of maximizing value to its clients. AEW takes reasonable steps under the circumstances to assure that it has actually received all of the proxies for which it has voting authority. AEW considers those factors that would affect the value of its clients' investments and may not, unless specifically directed to do so by a client, consider unrelated objectives, such as social considerations. In the event of any conflict of interest involving any proxy vote, AEW will vote in accordance with recommendations provided by an independent party proxy service provider.

CGM. CGM utilizes the services of a third party proxy service provider to assist in voting proxies. CGM's policy is to vote - not abstain from voting - on all issues presented on portfolio securities held for our advisory clients. All issues presented for security holder vote are considered from an investment point of view and voted in the best investment interests of the beneficial owners of the account holding the securities that are being voted, with the goal of maximizing the long-term value of the account.

     Proxies generally are voted by the investment manager responsible for the account holding the securities to be voted (the "manager"), under the supervision of the CGM Proxy Committee (the "Proxy Committee"). Managers may, but are not required to, consult with the Proxy Committee on how to vote particular proxies. Managers are required to follow any definitive determination by the Proxy Committee to vote a proxy in a particular manner.

     Where CGM has been directed to vote in a particular manner by a client, pursuant to a contractual obligation with that client or a specific direction from the client as to a particular proxy vote, the applicable manager will vote the proxy in the manner directed by the client, subject to any contrary determination by the Proxy Committee. Generally, proxies covering routine matters are voted in favor of management proposals, subject, in each case, to the duty to act solely in the best interest of the beneficial owners of accounts holding the securities that are being voted. Proxy items involving non-routine issues generally will be voted as recommended by management, but will be voted against management if the manager responsible for voting the proxy believes that the management recommendation is not in the best interest of the beneficial owners of accounts holding the securities that are being voted.

     The Proxy Committee shall consider all potential conflicts of interest brought to its attention, and will determine whether there exists a material conflict of interest with respect to the proxies in question. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence CGM's decision-making in voting the proxy. Where it is deemed that a material conflict of interest does not exist, the relevant manager may vote such proxy, subject to the duty to act solely in the best interest of the beneficial owners of accounts holding the securities that are being voted.

     Where is it determined by the Proxy Committee that a material conflict of interest does exist, the material conflict shall be disclosed to the applicable client and their consent shall be solicited on whether the proxy may be voted in the manner recommended by CGM. If the client does consent, then the proxy shall be voted in such a manner. If the client does not consent, the proxy shall (i) be voted in the manner directed by the client, or, lacking such direction, (ii) not be voted.

Hansberger. Hansberger utilizes the services of a third party proxy service provider ("Proxy Service Provider") to assist in voting proxies. The Proxy Service Provider is a premier proxy research, advisory, voting and vote-reporting service that specializes in global proxy voting. The Proxy Service Provider's primary function with respect to Hansberger is to apprise Hansberger of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and provide considerations and recommendations for voting on particular proxy proposals. Although Hansberger may consider the Proxy Service Provider's and others' recommendations on proxy issues, Hansberger bears ultimate responsibility for proxy voting decisions.

     Hansberger takes reasonable steps under the circumstances to ensure that proxies are received and voted in the best interest of its clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts. The financial interest of the advisory clients is the primary consideration in determining how proxies should be voted. In the case of social and political responsibility issues that in Hansberger's view do not primarily involve financial considerations, it is not possible to represent fairly the diverse views of its clients and, thus, unless a client has provided other instructions, Hansberger generally votes in accordance with the recommendations of Proxy Service Provider on these issues, although, on occasion Hansberger abstains from voting on these issues. When making proxy-voting decisions, Hansberger generally adheres to its Proxy Voting Guidelines (the "Guidelines"), as revised from time to time. The Guidelines, which have been developed with reference to the positions of the Proxy Service Provider, set forth Hansberger's positions on recurring issues and criteria for addressing non-recurring issues and incorporates many of the Proxy Service Provider's standard operating policies.

     From time to time, proxy voting proposals may raise conflicts between the interests of Hansberger's clients and the interests of Hansberger and its employees. Hansberger takes certain steps designed to ensure a decision to vote the proxies that was based on the clients' best interest and was not the product of the conflict. Hansberger's Proxy Voting Committee is primarily responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Any portfolio manager or research analyst with knowledge of a personal conflict of interest relating to a particular matter is required to disclose that conflict to the Chief Compliance Officer and may be required to recuse him or herself from the proxy voting process. Issues raising possible conflicts of interest are referred to the Proxy Voting Committee for resolution. Application of the Guidelines or voting in accordance with the Proxy Service Provider's vote recommendation should, in most cases, adequately address any possible conflicts of interest.

Harris Associates. Harris Associates' Proxy Committee has established a number of proxy voting guidelines on various issues of concern to investors. Harris Associates will normally vote proxies in accordance with these guidelines unless the Proxy Committee determines that it is in the best economic interests of shareholders to vote contrary to the guidelines. Harris Associates voting guidelines generally address issues related to boards of directors, auditors, equity based compensation plans, and shareholder rights.

     The Proxy Committee, in consultation with Harris Associates' legal and compliance departments, will monitor and resolve any potential conflicts of interest with respect to proxy voting. A conflict of interest might exist, for example, when an issuer who is soliciting proxy votes also has a client relationship with Harris Associates, when a client of Harris Associates is involved in a proxy contest (such as a corporate director), or when an employee of Harris Associates has a personal interest in a proxy matter. When a conflict of interest arises, in order to insure that proxies are voted solely in the best interests of our clients as shareholders, Harris Associates will vote in accordance with either our written guidelines or the recommendation of an independent third-party voting service. If Harris Associates believes that voting in accordance with the guidelines or the recommendation of the proxy voting service would not be in the collective best interests of shareholders, our Proxy Voting Conflicts Committee will determine how shares should be voted.

Loomis Sayles. Loomis Sayles utilizes the services of a third party proxy voting service provider ("Proxy Service Provider") to assist it in researching and voting proxies for funds (or segments of the Funds) for which Loomis Sayles has voting authority. The Proxy Service Provider has a copy of Loomis Sayles' proxy voting policy and provides vote recommendations to Loomis Sayles based on the Loomis Sayles' policy and the Proxy Service Provider's own research. All issues presented for shareholder vote will also be considered by Loomis Sayles' proxy committee (the "Proxy Committee") and, when the Proxy Committee believes necessary, the equity analyst following the company. In making the final determination about how a proxy should be voted, the Proxy Committee will generally follow the Proxy Service Provider's recommendation, unless it deviates from Loomis Sayles' express policy or the Proxy Committee determines that the Fund's best interests are served by voting otherwise.

     In addition to reviewing the Proxy Service Provider's recommendations and making the final decision about how proxies should be voted, the Proxy Committee also: (1) reviews and updates the firm's policies and procedures; (2) consults with portfolio managers and analysts; and (3) meets at least annually to discuss any issues that relate to proxy policies and voting.

     Loomis Sayles believes that by following the process discussed above, proxies will be voted in the Fund's best interest and that the decision on how to vote will not be affected by any conflicts of interest. Loomis Sayles' proxy voting policy allows for discretion on a particular proposal and the Proxy Committee determines that the Proxy Service Provider's recommendation is not in the best interests of the relevant Fund(s), then the Proxy Committee may use its discretion to vote the proxy contrary to the Proxy Service Provider's recommendation, but only after conducting a review to determine if any material conflict of interest exists. In situations in which the Proxy Committee believes that a material conflict exists, the Proxy Committee will exclude anyone at Loomis Sayles (including members of the Proxy Committee) who is subject to that conflict of interest from participating in the voting decision in any way, including from providing information, opinions or recommendations to the Proxy Committee.

Mercury Advisors. Mercury Advisors utilizes the services of a third party proxy service provider ("Proxy Service Provider") to assist in voting proxies. The Proxy Service Provider is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to Mercury Advisors include in-depth research, voting recommendations (although Mercury Advisors is not obligated to follow such recommendations), vote execution, and recordkeeping. The Proxy Service Provider will also assist the Fund in fulfilling its reporting and recordkeeping obligations.

     Mercury Advisors has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund for which it acts as a subadviser. Pursuant to these Proxy Voting Procedures, Mercury Advisors' primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that Mercury Advisors believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that Mercury Advisors considers the interests of its clients, including the Funds, and not the interests of Mercury Advisors, when voting proxies and that

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

real (or perceived) material conflicts that may arise between Mercury Advisors' interest and those of its clients are properly addressed and resolved.

     In order to implement the Proxy Voting Procedures, Mercury Advisors has formed a Proxy Voting Committee (the "Committee"). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to Mercury Advisors and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for Mercury Advisors and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

     From time to time, Mercury Advisors may be required to vote proxies in respect of an issuer where an affiliate of Mercury Advisors (each, an "Affiliate"), or a money management or other client of Mercury Advisors (each, a "Client") is involved. The Proxy Voting Procedures and Mercury Advisors' adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of Mercury Advisors' clients.

Morgan Stanley Investment Management doing business as Miller Anderson. Morgan Stanley Investment Management utilizes the services of several third party proxy service providers ("Proxy Service Providers") to assist in its responsibility for voting proxies and the overall global proxy voting process. The Proxy Service Providers provides a variety of fiduciary-level proxy related services, including in-depth research, global issuer analysis, and voting recommendations. Currently, one of these Proxy Service Providers acts as voting agent and, as such, provides vote execution, reporting and recordkeeping services and assists in voting non-U.S. proxies. The Proxy Voting Policy and Procedures is provided to the Proxy Service Provider that acts as voting agent, to be used by it as guidelines in voting on proposals.

     The Morgan Stanley Investment Management Proxy Voting Policy and Procedures set forth general proxy voting practices and responsibilities and establish a "Client Proxy Standard" pursuant to which Morgan Stanley Investment Management will, in a prudent and diligent manner, vote proxies in the best interests of clients, consistent with the objective of maximizing long-term investment returns. In addition to the proxy voting guidelines that address specific types of proposals, the Proxy Voting Policy and Procedures establish a Proxy Review Committee (the "Committee") which consists of members designated by the Chief Investment Officer and which is responsible for establishing proxy voting policies and guidelines and determining how Morgan Stanley Investment Management votes proxies on an ongoing basis. The Committee has the authority to amend the proxy voting policies and guidelines expressed in the Proxy Voting Policy and Procedures. If the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a material conflict of interest, the Committee will designate a Special Committee to review, and recommend a course of action with respect to, the conflict(s) in question.

Reich & Tang. Reich & Tang has adopted Proxy Voting Policies and Procedures that are designed to ensure that it votes proxies with respect to client securities in the best interests of its clients. The Procedures also require that Reich & Tang identify and address conflicts of interest between Reich & Tang and its clients. If a material conflict of interest exists, Reich & Tang will determine whether voting in accordance with the guidelines set forth in the Procedures is in the best interests of the client or take some other appropriate action. Reich & Tang generally votes in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated).

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Generally, Reich & Tang will vote against proposals that make it more difficult to replace members of a board of directors. For all other proposals, Reich & Tang will determine whether a proposal is in the best interests of its clients and may take into account the following factors, among others: (i) whether the proposal was recommended by management and Reich & Tang's opinion of management;
(ii) whether the proposal acts to entrench existing management; and (iii) whether the proposal fairly compensates management for past and future performance.

Vaughan Nelson. Vaughan Nelson utilizes the services of a third party proxy service provider ("Proxy Service Provider") to assist in voting proxies. Vaughan Nelson undertakes to vote all client proxies in a manner reasonably expected to ensure the client's best interest is upheld and in a manner that does not subrogate the client's best interest to that of the Vaughan Nelson's in instances where a material conflict exists. Vaughan Nelson has created a Proxy Voting Guideline ("Guideline") believed to be in the best interest of clients relating to common and recurring issues found within proxy voting material. The Guideline is the work product of Vaughan Nelson's Investment Committee and it considers the nature of the firm's business, the types of securities being managed and other sources of information including, but not limited to, research provided by an independent research firm, internal research, published information on corporate governance and experience. The Guideline helps to ensure voting consistency on issues common amongst issuers and to serve as evidence that a vote was not the product of a conflict of interest but rather a vote in accordance with a pre-determined policy. However, in many recurring and common proxy issues a "blanket voting approach" cannot be applied. In these instances the Guideline indicates that such issues will be addressed on a case-by-case basis in consultation with a portfolio manager to determine how to vote the issue in the client's best interest.

     In executing its duty to vote proxies for the client, a material conflict of interest may arise. Vaughan Nelson do not envision a large number of situations where a conflict of interest would exist, if any, between it and the client given the nature of its business, client base, relationships, the types of securities managed and the fact Vaughan Nelson is not affiliated with an investment banking or similar firm. Notwithstanding, if a conflict of interest arises Vaughan Nelson will undertake to vote the proxy or proxy issue in the client's continued best interest. This will be accomplished by either casting the vote in accordance with the Guideline, if the application of such policy to the issue at hand involves little discretion on Vaughan Nelson's part, or casting the vote as indicated by the independent third-party research firm.

     Finally, there may be circumstances or situations that may preclude or limit the manner in which a proxy is voted. These may include: 1) Mutual funds - whereby voting may be controlled by restrictions within the fund or the actions of authorized persons, 2) International Securities - whereby the perceived benefit of voting an international proxy does not outweigh the anticipated costs of doing so, 3) New Accounts - instances where security holdings assumed will be sold in the near term thereby limiting any benefit to be obtained by a vote of proxy material, or 4) Unsupervised Securities - where the firm does not have a basis on which to offer advice.

Westpeak. Westpeak's proxy voting activities are carried out under the direction of its Proxy Committee, which consists of at least three Westpeak officers. The Proxy Committee has established a comprehensive set of Proxy Voting Guidelines that is implemented by Westpeak's proxy voting agent. These guidelines identify many types of proposals commonly presented to shareholders, and reflect the Proxy Committee's general views as to how best to further the economic interest of Westpeak's clients. The Proxy Voting Guidelines include a brief summary of the rationale for each guideline.

     The voting agent analyzes each proxy issue using the Proxy Voting Guidelines. Since issues affecting the exercise of voting rights are not normally addressed in Westpeak's quantitative investment process, the Proxy Committee generally determines to vote all shares in accordance with the Proxy Voting Guidelines. The Proxy Committee may determine to vote shares contrary to the Proxy Voting Guidelines, but will only do so at a client's specific direction or if it believes that voting in such manner is in the best interests of Westpeak's clients.

     Certain types of proposals may not be contemplated by Westpeak's Proxy Voting Guidelines. In addition, Westpeak has identified a limited number of proposal types where the stringency of a pre-set guideline is not appropriate. These issues are reviewed by Westpeak's Proxy Committee and voted on a case-by-case basis in a manner Westpeak believes to be in the best interests of its clients.

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     It is possible that actual or apparent conflicts may arise between
Westpeak's interests and those of Westpeak's clients in connection with the voting of proxies. To help ensure that all proxies are voted in the best interests of Westpeak's clients, Westpeak's Compliance Officer reviews the Proxy Voting Guidelines, and each case where the Proxy Committee exercises discretion on a case-by-case basis (i.e., where a proposal is not contemplated by Westpeak's Proxy Voting Guidelines, where the Proxy Voting Guidelines specifically require a case-by-case determination, or where the Proxy Committee determines to vote contrary to Westpeak's Proxy Voting Guidelines), for material conflicts of interest. To facilitate this process, in each case where the Proxy Committee exercises discretion on a case-by-case basis, the Proxy Committee members are directed to disclose to the Compliance Officer if they have knowledge of any actual or apparent conflict of interest involving Westpeak, Westpeak's affiliates, or their respective officers, directors or employees, in connection with such proxy.

     It is Westpeak's policy that its investment decisions on behalf of clients shall not be influenced in any way by Westpeak's affiliates' client interests. This policy extends to Westpeak's voting of proxies on behalf of its clients. If Westpeak's Compliance Officer determines that a material conflict of interest exists with respect to a proxy, Westpeak may (i) notify the affected client of the conflict and seek such clients' proxy voting directions on the matter, (ii) seek voting instructions from an independent third party, or (iii) vote the proxies without seeking instructions from the client or an independent third party, provided that the basis for Westpeak's conclusion that the proxies were voted in the best interests of clients is documented in writing.

--------------------------------------------------------------------------------
                               PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

     A Fund's portfolio turnover rate for a fiscal year is calculated by dividing the lesser of purchases or sales of portfolio securities, excluding securities having maturity dates at acquisition of one year or less, for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds, thereby decreasing the Funds' total return. The portfolio turnover rate for the fiscal period ended December 31, 2003 was significantly higher for the Focused Value Fund compared to the prior fiscal period due to, among other things, higher cash flows. It is impossible to predict with certainty whether future portfolio turnover rates will be higher or lower than those experienced during past periods.

     Generally, each Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when an adviser or subadviser believes that portfolio changes are appropriate.

--------------------------------------------------------------------------------
                                HOW TO BUY SHARES
--------------------------------------------------------------------------------

     The procedures for purchasing shares of the Funds are summarized in the Prospectuses. All purchases made by check should be in U.S. dollars and made payable to CDC Nvest Funds, or, in the case of a retirement account, the custodian or trustee.

     For purchase of Fund shares by mail, the settlement date is the first business day after receipt of the check by the transfer agent so long as it is received by the close of regular trading of the New York Stock Exchange (the "Exchange") on a day when the Exchange is open; otherwise the settlement date is the second business day after receipt. For telephone orders, the settlement date is the third business day after the order is made.

     Shares may also be purchased either in writing, by phone (except for Class Y shares), by electronic funds transfer using Automated Clearing House ("ACH"), or by exchange as described in the Prospectuses through firms that are members of the NASD and that have selling agreements with the Distributor. You may also use CDC Nvest Funds Personal Access Line(R) (800-225-5478, press 1) or CDC
Nvest Funds Web site (www.cdcnvestfunds.com) to purchase Fund shares (except for Class Y shares). For more information, see the section entitled "Shareholder Services" in this Statement.

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

     A shareholder may purchase additional shares electronically through the ACH system so long as the shareholder's bank or credit union is a member of the ACH system and the shareholder has a completed, approved ACH application on file. Banks may charge a fee for transmitting funds by wire. With respect to shares purchased by federal funds, shareholders should bear in mind that wire transfers may take two or more hours to complete.

     The Distributor may at its discretion, for existing clients, accept a telephone order for the purchase of $5,000 or more of a Fund's Class A, B and C shares. Payment must be received by the Distributor within three business days following the transaction date or the order will be subject to cancellation. Telephone orders must be placed through the Distributor or your investment dealer.

     At the discretion of the Distributor, bank trust departments or trust companies may also be eligible for investment in Class Y shares at a reduced minimum, subject to certain conditions including a requirement to meet the minimum investment balance within a specified time period. Please contact the Distributor at 800-225-5478 for more information.

     If you wish transactions in your account to be effected by another person under a power of attorney from you, special rules as summarized in the Prospectus may apply.

--------------------------------------------------------------------------------
                    NET ASSET VALUE AND PUBLIC OFFERING PRICE
--------------------------------------------------------------------------------

     The method for determining the public offering price and net asset value per share is summarized in the Prospectus.

     The total net asset value of each class of shares of a Fund (the excess of the assets of such Fund attributable to such class over the liabilities attributable to such class) is determined at the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading. In addition, in CDC IXIS Advisers' or Loomis Sayles' discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if CDC IXIS Advisers or Loomis Sayles in its discretion determines that it is advisable to do so based primarily upon factors such as whether (i) there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares and (ii) whether in CDC IXIS Advisers' or Loomis Sayles' view sufficient information (e.g., prices reported by pricing services) is available for the Fund's shares to be priced. For example, the Income Funds may price their shares on days on which the Exchange is closed but the fixed income markets are open for trading. The Funds do not expect to price their shares on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Securities listed on a national securities exchange or on the NASDAQ National Market System are valued at market price (generally, their last sale price, or, if there is no reported sale during the day, the last reported bid price estimated by a broker, although "market price" for securities traded on NASDAQ will generally be considered to be the NASDAQ official closing price.) Unlisted securities traded in the over-the-counter market are valued at the last reported bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make a market in the securities. U.S. government securities are traded in the over-the-counter market. Options, interest rate futures and options thereon that are traded on exchanges are valued at their last sale price as of the close of such exchanges. Securities for which current market quotations are not readily available and all other assets are taken at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

     Generally, trading in foreign government securities and other fixed-income securities, as well as trading in equity securities in markets outside the United States, is substantially completed each day at various times prior to the close of the Exchange. Securities traded on a foreign exchange will be valued at their market price on the non-U.S. exchange except for securities traded on the London Stock Exchange ("British Equities"). British Equities will be valued at the mean between the last bid and last asked prices on the London Stock Exchange. The value of other securities principally traded outside the United States will be computed as of the completion of substantial trading for the day on the markets on which such securities principally trade. Securities principally traded outside the United States will generally be valued several hours before the close of regular trading on the Exchange, generally

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

4:00 p.m. Eastern time, when the Funds compute the net asset value of their shares. Occasionally, events affecting the value of securities principally traded outside the United States may occur between the completion of substantial trading of such securities for the day and the close of the Exchange, which events will not be reflected in the computation of a Fund's net asset value. If, in the determination of the Board of Trustees or persons acting at their direction, events materially affecting the value of a Fund's securities occur during such period, then these securities may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. When fair valuing their securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund's net asset value is calculated.

     Trading in some of the portfolio securities of some of the Funds takes place in various markets outside the United States on days and at times other than when the Exchange is open for trading. Therefore, the calculation of these Funds' net asset value does not take place at the same time as the prices of many of its portfolio securities are determined, and the value of the Fund's portfolio may change on days when the Fund is not open for business and its shares may not be purchased or redeemed.

     The per share net asset value of a class of a Fund's shares is computed by dividing the number of shares outstanding into the total net asset value attributable to such class. The public offering price of a Class A share or a Class C share of a Fund is the net asset value per share next-determined after a properly completed purchase order is accepted by CIS or State Street Bank, plus a sales charge as set forth in the Fund's Prospectus. The public offering price of a Class B or Y share of a Fund is the next-determined net asset value.

--------------------------------------------------------------------------------
                              REDUCED SALES CHARGES
--------------------------------------------------------------------------------

     The following special purchase plans are summarized in the Prospectuses and are described in greater detail below. Investors should note that in many cases, the Broker, and not the Funds, is responsible for ensuring that the investor receives current discounts.

     Cumulative Purchase Discount. A Fund shareholder may make an initial or an additional purchase of Class A shares and be entitled to a discount on the sales charge payable on that purchase. This discount will be available if the shareholder's "total investment" in the Fund reaches the breakpoint for a reduced sales charge in the table under "How Sales Charges Are Calculated - Class A shares" in the Prospectus. The total investment is determined by adding the amount of the additional purchase, including sales charge, to the current public offering price of all series and classes of shares of the CDC Nvest Funds held by the shareholder in one or more accounts. If the total investment exceeds the breakpoint, the lower sales charge applies to the entire additional investment even though some portion of that additional investment is below the breakpoint to which a reduced sales charge applies. For example, if a shareholder who already owns shares of one or more Funds or other of the CDC Nvest Funds with a value at the current public offering price of $30,000 makes an additional purchase of $20,000 of Class A shares of another Fund, CDC Nvest Fund, or Loomis Sayles Fund, the reduced sales charge of 4.5% of the public offering price will apply to the entire amount of the additional investment.

     Letter of Intent. A Letter of Intent (a "Letter"), which can be effected at any time, is a privilege available to investors that reduces the sales charge on investments in Class A shares. Ordinarily, reduced sales charges are available for single purchases of Class A shares only when they reach certain breakpoints (e.g., $50,000, $100,000, etc.). By signing a Letter, a shareholder indicates an intention to invest enough money in Class A shares within 13 months to reach a breakpoint. If the shareholder's intended aggregate purchases of all series and classes of the Trusts over a defined 13-month period will be large enough to qualify for a reduced sales charge, the shareholder may invest the smaller individual amounts at the public offering price calculated using the sales load applicable to the 13-month aggregate investment.

     A Letter is a non-binding commitment, the amount of which may be increased, decreased or canceled at

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

any time. The effective date of a Letter is the date it is received in good order by the Distributor, or, if communicated by a telephone exchange or order, at the date of telephoning provided a signed Letter, in good order, reaches the Distributor within five business days.

     A reduced sales charge is available for aggregate purchases of all series and classes of shares of the Trusts pursuant to a written Letter effected within 90 days after any purchase. In the event the account was established prior to 90 days before the effective date of the Letter, the account will be credited with the Rights of Accumulation ("ROA") towards the breakpoint level that will be reached upon the completion of the 13 months' purchases. The ROA credit is the value of all shares held as of the effective dates of the Letter based on the "public offering price computed on such date."

     The cumulative purchase discount, described above, permits the aggregate value at the current public offering price of Class A shares of any accounts with the Trusts held by a shareholder to be added to the dollar amount of the intended investment under a Letter, provided the shareholder lists them on the account application.

     State Street Bank will hold in escrow shares with a value at the current public offering price of 5% of the aggregate amount of the intended investment. The amount in escrow will be released when the commitment stated in the Letter is completed. If the shareholder does not purchase shares in the amount indicated in the Letter, the shareholder agrees to remit to State Street Bank the difference between the sales charge actually paid and that which would have been paid had the Letter not been in effect, and authorizes State Street Bank to redeem escrowed shares in the amount necessary to make up the difference in sales charges. Reinvested dividends and distributions are not included in determining whether the Letter has been completed.

          Combining Accounts. For purposes of determining the sales charge applicable to a given purchase, a shareholder may elect to combine the purchase and the shareholder's total investment (calculated at the current public offering price) in all series and classes of the CDC Nvest Funds (excluding the CDC Nvest Cash Management Trust - Money Market Series (the "Money Market Fund"), unless the shares were purchased through an exchange with another CDC Nvest
Fund) with the purchases and total investment of the shareholder's spouse, parents, children, siblings, in-laws, grandparents, grandchildren, single trust estates, individual fiduciary accounts and sole proprietorships or any other group of individuals acceptable to the Distributor. If the combined value of the purchases and total investments exceed a sales charge breakpoint as disclosed in the Prospectus, the lower sales charge applies to the entire amount of the purchase, even though some portion of that investment is below the breakpoint to which a reduced sales charge applies.

     For certain retirement plans, the Distributor may, in its discretion, combine the purchases and total investment of all qualified participants in the same retirement plan for purposes of determining the availability of a reduced sales charge.

     Purchases and total investments of individuals may not be combined with purchases and total investments of the retirement plan accounts described in the preceding paragraph for the purpose of determining the availability of a reduced sales charge. Only the purchases and total investments in tax-qualified retirement plans or other employee benefit plans in which the shareholder is the sole participant may be combined with individual accounts for purposes of determining the availability of a reduced sales charge.

     Clients of the Adviser. No front-end sales charge or CDSC applies to investments of $25,000 or more in Class A shares of the Funds by (1) clients of an adviser to any series of the Trusts; any director, officer or partner of a client of an adviser to any series of the Trusts; or the spouse, parents, children, siblings, in-laws, grandparents or grandchildren of the foregoing; (2) any individual who is a participant in a Keogh or IRA Plan under a prototype of an adviser to any series of the Trusts if at least one participant in the plan qualifies under category (1) above; and (3) an individual who invests through an IRA and is a participant in an employee benefit plan that is a client of an adviser to any series of the Trusts. Any investor eligible for this arrangement should so indicate in writing at the time of the purchase.

     Eligible Governmental Authorities. There is no sales charge or CDSC related to investments in Class A shares of any Fund by any state, county or city or any instrumentality, department, authority or agency thereof that has determined that a Fund is a legally permissible investment and that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment company.

     Investment Advisory Accounts. Class A shares of any Fund may be purchased at net asset value by investment advisers, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisers, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment adviser, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a), 403(b), 401(k) and 457 of the Code and "rabbi trusts." Investors may be charged a fee if they effect transactions through a broker or agent.

     Certain Broker-Dealers and Financial Services Organizations. Class A shares of any Fund also may be purchased at net asset value through certain broker-dealers and/or financial services organizations without any transaction fee. Such organizations may also receive compensation based upon the average value of the Fund shares held by their customers. This compensation may be paid by CDC IXIS Advisers, or its affiliates out of their own assets, and/or be paid indirectly by the Fund in the form of servicing, distribution or transfer agent fees.

     Certain Retirement Plans. Class A shares of the Funds are available at net asset value for investments by participant-directed 401(a) and 401(k) plans that have 100 or more eligible employees or by retirement plans whose third party administrator or dealer has entered into a service agreement with the Distributor and which may be subject to certain operational and minimum size requirements specified from time to time by the Distributor. The Distributor may pay compensation to such third party administrators or dealers. This compensation may be paid indirectly by the Fund in the form of service and/or distribution fees.

     Bank Trust Departments or Trust Companies. Class A shares of the Funds are available at net asset value for investments by non-discretionary and non-retirement accounts of bank trust departments or trust companies, but are unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.

     Certain Accounts of Targeted Equity Fund. For accounts established prior to February 28, 1997, having a total investment value of between (and including) $25,000 and $49,000, a reduced sales charge of 5.50% of the offering price (or 5.82% of the net amount invested), with a dealer's concession of 4.25% as a percentage of offering price, will be charged on the sale of additional Class A shares of Targeted Equity Fund if the total investment value of Targeted Equity Fund account after such sale is between (and including) $25,000 and $49,000.

     The reduction or elimination of the sales charges in connection with special purchase plans described above reflects the absence or reduction of expenses associated with such sales.

--------------------------------------------------------------------------------
                              SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

Open Accounts
-------------

     A shareholder's investment is automatically credited to an open account maintained for the shareholder by CIS. Following each additional investment or redemption from the account initiated by an investor, a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each calendar year, CIS will send each shareholder a statement providing account information which may include federal tax information on dividends and distributions paid to the shareholder during the year. This statement should be retained as a permanent record. CIS may charge a fee for providing duplicate information.

     The open account system provides for full and fractional shares expressed to three decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates. Certificates will not be issued for Class B, Class C or Class Y shares.

     The costs of maintaining the open account system are paid by the Funds and no direct charges are made to shareholders. Although the Funds have no present intention of making such direct charges to shareholders, they each reserve the right to do so. Shareholders will receive prior notice before any such charges are made.

Automatic Investment Plans (Classes A, B and C Shares)
------------------------------------------------------

     Subject to each Fund's investor eligibility requirements, investors may automatically invest in additional shares of a Fund on a monthly basis by authorizing the Distributor to draw checks on an investor's bank account. The checks are drawn under the Investment Builder Program, a program designed to facilitate such periodic payments, or through payroll deduction, and are forwarded to CIS for investment in the Fund. A plan may be opened with an initial investment of $25 or more and thereafter regular monthly checks of $25 or more will be drawn on the investor's account. The reduced minimum initial investment pursuant to an automatic investment plan is referred to in the Prospectus. An Investment Builder application or payroll deduction authorization form must be completed to open an automatic investment plan and may be obtained by calling the Distributor at 800-225-5478 or your investment dealer or by visiting our Website at www.cdcnvestfunds.com.

     This program is voluntary and may be terminated at any time by CIS upon notice to existing plan participants. The Investment Builder Program plan may be discontinued at any time by the investor by written notice to CIS, which must be received at least five business days prior to any payment date. The plan may be discontinued by State Street Bank at any time without prior notice if any check is not paid upon presentation; or by written notice to the shareholder at least thirty days prior to any payment date. State Street Bank is under no obligation to notify shareholders as to the nonpayment of any check.

Retirement Plans and Other Plans Offering Tax Benefits (Classes A, B and C
--------------------------------------------------------------------------
Shares)
-------

     The federal tax laws provide for a variety of retirement plans offering tax benefits. These plans may be funded with shares of the Funds or with certain other investments. The plans include H.R. 10 (Keogh) plans for self-employed individuals and partnerships, individual retirement accounts (IRAs), corporate pension trust and profit sharing plans, including 401(k) plans, and retirement plans for public school systems and certain tax exempt organizations, i.e., 403(b) plans.

     The reduced minimum initial investment available to retirement plans and other plans offering tax benefits is referred to in the Prospectus. For these plans, initial investments in a Fund must be at least $250 for each participant in corporate pension and profit sharing plans and Keogh plans, at least $500 for IRAs and Coverdell Education Savings Accounts and at least $100 for any subsequent investments. There is a special initial and subsequent investment minimum of $25 for payroll deduction investment programs for SARSEP, SEP, SIMPLE Plans, 403(b) and certain other plans. Income dividends and capital gain distributions must be reinvested (unless the investor is over age 59 1/2 or disabled). These types of accounts may be subject to fees. Plan documents and further information can be obtained from the Distributor.

     Certain retirement plans may also be eligible to purchase Class Y shares. See the Prospectus relating to Class Y shares.

Systematic Withdrawal Plans (Classes A, B and C Shares)
-------------------------------------------------------

     An investor owning a Fund's shares having a value of $10,000 or more at the current public offering price may establish a Systematic Withdrawal Plan ("Plan") providing for periodic payments of a fixed or variable amount. An investor may terminate the plan at any time. A form for use in establishing such a plan is available from the servicing agent or your investment dealer. Withdrawals may be paid to a person other than the shareholder if a signature guarantee is provided. Please consult your investment dealer or the Distributor.

     A shareholder under a Plan may elect to receive payments monthly, quarterly, semiannually or annually for a fixed amount of not less than $50 or a variable amount based on (1) the market value of a stated number of shares, (2) a specified percentage of the account's market value or (3) a specified number of years for liquidating the account (e.g., a 20-year program of 240 monthly payments would be liquidated at a monthly rate of 1/240, 1/239, 1/238, etc.). The initial payment under a variable payment option may be $50 or more.

     In the case of shares subject to a CDSC, the amount or percentage you specify may not, on an annualized basis, exceed 10% of the value, as of the time you make the election, of your account with the Fund with respect to which you are electing the Plan. Withdrawals of Class B shares of a Fund under the Plan will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in your account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such Fund in your account. No CDSC applies to redemptions pursuant to the Plan.

     All shares under the Plan must be held in an open (uncertificated) account. Income dividends and capital gain distributions will be reinvested (without a sales charge in the case of Class A shares) at net asset value determined on the record date.

     Since withdrawal payments represent proceeds from the liquidation of shares, withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, a shareholder should consider whether a Plan and the specified amounts to be withdrawn are appropriate in the circumstances. The Funds and the Distributor make no recommendations or representations in this regard. It may be appropriate for a shareholder to consult a tax adviser before establishing such a plan. See "Redemptions" and "Income Dividends, Capital Gains Distributions and Tax Status" or "Taxation of Funds" below for certain information as to federal income taxes.

     It may be disadvantageous for a shareholder to purchase on a regular basis additional Fund shares with a sales charge while redeeming shares under a Plan. Accordingly, the Funds and the Distributor do not recommend additional investments in Class A shares by a shareholder who has a withdrawal plan in effect and who would be subject to a sales load on such additional investments. CDC Nvest Funds may modify or terminate this program at any time.

     Because of statutory restrictions this Plan is not available to pension or profit-sharing plans, IRAs or 403(b) plans that have State Street Bank as trustee.

Dividend Diversification Program
--------------------------------

     You may also establish a Dividend Diversification Program, which allows you to have all dividends and any other distributions automatically invested in shares of the same class of another CDC Nvest Fund, subject to the investor eligibility requirements of that other Fund and to state securities law requirements. Shares will be purchased at the selected Fund's net asset value (without a sales charge or CDSC) on the dividend record date. A dividend diversification account must be in the same registration (shareholder name) as the distributing Fund account and, if a new account in the purchased Fund is being established, the purchased Fund's minimum investment requirements must be met. Before establishing a Dividend Diversification Program into any other CDC Nvest Fund, you must obtain and carefully read a copy of that Fund's Prospectus.

Exchange Privilege
------------------

     A shareholder may exchange the shares of any Fund for shares of the same class of an other CDC Nvest Fund, Money Market Fund or series of Loomis Sayles Funds I or Loomis Sayles Funds II that offers that class (subject to the investor eligibility requirements, if any, of the fund into which the exchange is being made and any other limits on the sales of or exchanges into that fund) on the basis of relative net asset values at the time of the exchange without any sales charge. An exchange of shares in one fund for shares of another fund is a taxable event on which gain or loss may be recognized. In certain limited circumstances, the Distributor may waive the requirement that shareholders pay the difference between any sales charge already paid on their shares and the higher sales charge of the fund into which they are exchanging at the time of the exchange. When an exchange is made from the Class A, Class B or Class C shares of one Fund to the same class of shares of another Fund, the shares received by the shareholder in the exchange will have the same age characteristics as the shares exchanged. The age of the shares determines the expiration of the CDSC and, for the Class B shares, the conversion date. As stated above, if you own Class A, Class B or Class C shares, you may also elect to exchange your shares of any Fund for shares of the same class of the Money Market Fund. On all exchanges of Class A or C shares subject to a CDSC and Class B shares into the Money Market Fund, the exchange stops the aging period relating to the CDSC, and, for Class B shares only, relating to conversion to Class A shares. The aging period resumes only when an exchange is made back into Classes A, B and C shares of a Fund. Shareholders may also exchange their shares in the Money Market Fund for shares of the same class of any other CDC Nvest Fund listed below, subject to those funds' eligibility requirements and sales charges. Class C shares in accounts of CDC Nvest Cash Management Trust - Money Market Series may exchange into Class C shares of a CDC Nvest Fund subject to its CDSC schedule. If you own Class Y shares, you may exchange those shares for Class Y shares of other Funds, for Institutional Class shares of any other series of Loomis Sayles Funds I or Loomis Sayles Funds II that offers Institutional Class shares, or for Class A shares of the Money Market Fund. These options are summarized in the Prospectuses. An exchange may be effected, provided that neither the registered name nor address of the accounts is different and provided that a certificate representing the shares being exchanged has not been issued to the shareholder, by (1) a telephone request to the Fund or CIS at 800-225-5478 or (2) a written exchange request to the Fund or CDC IXIS Asset Management Services, P.O. Box 219579, Kansas City, MO 64121-9579. You must acknowledge receipt of a current Prospectus for a Fund before an exchange for that Fund can be effected. The minimum amount for an exchange is the minimum amount to open an account or the total net asset value of your account, whichever is less.

     Agents, general agents, directors and senior officers of New England Financial and its insurance company subsidiaries may, at the discretion of New England Financial, elect to exchange Class A shares of any series of the Trusts acquired in connection with deferred compensation plans offered by New England Financial for Class Y shares of any series of the Trusts which offers Class Y shares. To obtain a Prospectus and more information about Class Y shares, please call the Distributor toll free at 800-225-5478.

     Before requesting an exchange into any other CDC Nvest Fund, Money Market Fund, or series of Loomis Sayles Funds I or Loomis Sayles Funds II, please read its prospectus carefully. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Except as otherwise permitted by SEC rule, shareholders will receive at least 60 days' advance notice of any material change to the exchange privilege.

The investment objectives of the CDC Nvest Funds and Money Market Fund as set forth in their prospectuses are as follows:

Equity Funds:
-------------

     AEW Real Estate Fund seeks to provide investors with above-average income and long-term growth of capital.

     CGM Advisor Targeted Equity Fund seeks long-term growth of capital through investments in equity securities of companies whose earnings are expected to grow at a faster rate than that of the overall United States economy.

     Hansberger International Fund seeks long-term growth of capital.

     Harris Associates Focused Value Fund seeks long-term capital appreciation.

     Harris Associates Large Cap Value Fund seeks opportunities for long-term capital growth and income.

     Vaughan Nelson Small Cap Value Fund seeks capital appreciation.

     Westpeak Capital Growth Fund seeks long-term growth of capital.

     Loomis Sayles Growth Fund seeks long-term growth of capital.

     Loomis Sayles International Equity Fund seeks high investment total return through a combination of capital appreciation and current income.

     Loomis Sayles Research Fund seeks to provide long-term growth of capital.

Star Funds:
-----------

     CDC Nvest Star Advisers Fund seeks long-term growth of capital.

     CDC Nvest Star Growth Fund seeks long-term growth of capital.

     CDC Nvest Star Value Fund seeks a reasonable, long-term investment return from a combination of market appreciation and dividend income from equity securities.

Moderate Diversified Portfolio:
-------------------------------

     CDC IXIS Moderate Diversified Portfolio seeks long-term capital appreciation, with income as a secondary goal.

Income Funds:
------------

     Loomis Sayles Government Securities Fund seeks a high level of current income consistent with safety of principal by investing in U.S. government securities.

     Loomis Sayles Limited Term Government and Agency Fund seeks a high current return consistent with preservation of capital.

     Loomis Sayles Strategic Income Fund seeks high current income with a secondary objective of capital growth.

     Loomis Sayles Core Plus Bond Fund seeks a high level of current income consistent with what the Fund considers reasonable risk. It invests primarily in corporate and U.S. government bonds.

     Loomis Sayles High Income Fund seeks high current income plus the opportunity for capital appreciation to produce a high total return.

     Loomis Sayles Investment Grade Bond Fund seeks high total investment return through a combination of current income and capital appreciation.

Tax Free Income Funds:
----------------------

     Loomis Sayles Municipal Income Fund seeks as high a level of current income exempt from federal income taxes as is consistent with reasonable risk and protection of shareholders' capital.

     Loomis Sayles Massachusetts Tax Free Income Fund seeks to maintain a high a level of current income exempt from federal and Massachusetts personal income taxes.

Money Market Fund:
------------------

     CDC Nvest Cash Management Trust - Money Market Series seeks maximum current income consistent with preservation of capital and liquidity.

As of December 31, 2003, the net assets of the CDC Nvest Funds and the Money Market Fund totaled approximately $4.7 billion.

Automatic Exchange Plan (Classes A, B and C Shares)
---------------------------------------------------

     As described in the Prospectus following the caption "Additional Investor Services," a shareholder may establish an Automatic Exchange Plan under which shares of a Fund are automatically exchanged each month for shares of the same class of one or more of the other Funds. Registration on all accounts must be identical. The two dates each month on which exchanges may be made are the 15th and 28th (or the first business day thereafter if either the 15th or the 28th is not a business day) until the account is exhausted or until CIS is notified in writing to terminate the plan. Exchanges may be made in amounts of $100 or more. The Service Options Form to establish an Automatic Exchange Plan is available from CIS or your financial representative.

Broker Trading Privileges
-------------------------

     The Distributor may, from time to time, enter into agreements with one or more brokers or other intermediaries to accept purchase and redemption orders for Fund shares until the close of regular trading on the Exchange (normally, 4:00 p.m. Eastern time on each day that the Exchange is open for trading); such purchase and redemption orders will be deemed to have been received by the Fund when the authorized broker or intermediary accepts such orders; and such orders will be priced using that Fund's net asset value next computed after the orders are placed with and accepted by such brokers or intermediaries. Any purchase and redemption orders received by a broker or intermediary under these agreements will be transmitted daily to the Distributor no later than the time specified in such agreement; but, in any event, no later than 9:30 a.m. following the day that such purchase or redemption orders are received by the broker or intermediary.

Self-Servicing Your Account with CDC Nvest Funds Personal Access Line(R) and
------------------------------------------------------------------------------
Web Site
--------

     CDC Nvest Funds shareholders may access account information, including share balances and recent account activity online, by visiting our Web site at www.cdcnvestfunds.com. Transactions may also be processed online for certain accounts (restrictions may apply). Such transactions include purchases, redemptions and exchanges, and shareholders are automatically eligible for these features. CDC Nvest Funds has taken measures to ensure the security of shareholder accounts, including the encryption of data and the use of personal identification (PIN) numbers. In addition, you may restrict these privileges from your account by calling CDC Nvest Funds at 800-225-5478, or writing to us at P.O. Box 219579, Kansas City, MO 64121-9579. More information regarding these features may be found on our Web site at www.cdcnvestfunds.com.

Investor activities through these mediums are subject to the terms and conditions outlined in the following CDC Nvest Funds Online and Telephonic Customer Agreement. This agreement is also posted on our Web site. The initiation of any activity through the CDC Nvest Funds Personal Access Line(R) or Web site at www.cdcnvestfunds.com by an investor shall indicate agreement with the following terms and conditions:

            CDC Nvest Funds Online and Telephonic Customer Agreement

NOTE: ACCESSING OR REQUESTING ACCOUNT INFORMATION OR TRANSACTIONS THROUGH THIS SITE CONSTITUTES AND SHALL BE DEEMED TO BE AN ACCEPTANCE OF THE FOLLOWING TERMS AND CONDITIONS.

     The accuracy, completeness and timeliness of all mutual fund information provided is the sole responsibility of the mutual fund company that provides the information. No party that provides a connection between this Web site and a mutual fund or its transfer agency system can verify or ensure the receipt of any information transmitted to or from a mutual fund or its transfer agent, or the acceptance by, or completion of any transaction with, a mutual fund.

     The online acknowledgments or other messages that appear on your screen for transactions entered do not mean that the transactions have been received, accepted or rejected by the mutual fund. These acknowledgments are only an indication that the transactional information entered by you has either been transmitted to the mutual fund, or that it cannot be transmitted. It is the responsibility of the mutual fund to confirm to you that it has received the information and accepted or rejected a transaction. It is the responsibility of the mutual fund to deliver to you a current prospectus, confirmation statement and any other documents or information required by applicable law.

NO TRANSACTION SHALL BE DEEMED ACCEPTED UNTIL YOU RECEIVE A WRITTEN CONFIRMATION FROM THE FUND COMPANY.

     You are responsible for reviewing all mutual fund account statements received by you in the mail in order to verify the accuracy of all mutual fund account information provided in the statement and transactions entered through this site. You are also responsible for promptly notifying the mutual fund of any errors or inaccuracies relating to information contained in, or omitted from, your mutual fund account statements, including errors or inaccuracies arising from the transactions conducted through this site.

TRANSACTIONS ARE SUBJECT TO ALL REQUIREMENTS, RESTRICTIONS AND FEES AS SET FORTH IN THE PROSPECTUS OF THE SELECTED FUND.

THE CONDITIONS SET FORTH IN THIS AGREEMENT EXTEND NOT ONLY TO TRANSACTIONS TRANSMITTED VIA THE INTERNET BUT TO TELEPHONIC TRANSACTIONS INITIATED THROUGH THE CDC NVEST FUNDS PERSONAL ACCESS LINE(R)

     You are responsible for the confidentiality and use of your personal identification numbers, account numbers, social security numbers and any other personal information required to access the site or transmit telephonically. Any individual that possesses the information required to pass through all security measures will be presumed to be you. All transactions submitted by an individual presumed to be you will be solely your responsibility.

     You agree that CDC Nvest Funds does not have the responsibility to inquire as to the legitimacy or propriety of any instructions received from you or any person believed to be you, and is not responsible or liable for any losses that may occur from acting on such instructions.

     CDC Nvest Funds is not responsible for incorrect data received via the Internet or telephonically from you or any person believed to be you. Transactions submitted over the Internet and telephonically are solely your responsibility and CDC Nvest Funds makes no warranty as to the correctness, completeness, or the accuracy of any transmission. Similarly CDC Nvest Funds bears no responsibility for the performance of any computer hardware, software, or the performance of any ancillary equipment and services such as telephone lines, modems, or Internet service providers.

     The processing of transactions over this site or telephonically will involve the transmission of personal data including social security numbers, account numbers and personal identification numbers. While CDC Nvest Funds has taken reasonable security precautions including data encryption designed to protect the integrity of data transmitted to and from the areas of our Web site that relate to the processing of transactions, we disclaim any liability for the interception of such data.

You agree to immediately notify CDC Nvest Funds if any of the following occurs:

1. You do not receive confirmation of a transaction submitted via the Internet or telephonically within five (5) business days.

2. You receive confirmation of a transaction of which you have no knowledge and was not initiated or authorized by you.

3. You transmit a transaction for which you do not receive a confirmation number.

4. You have reason to believe that others may have gained access to your personal identification number (PIN) or other personal data.

5. You notice an unexplained discrepancy in account balances or other changes to your account, including address changes, and banking instructions on any confirmations or statements.

     Any costs incurred in connection with the use of the CDC Nvest Funds Personal Access Line(R) or the CDC Nvest Funds Internet site including telephone line costs and Internet service provider costs are solely your responsibility. Similarly CDC Nvest Funds makes no warranties concerning the availability of Internet services or network availability.

     CDC Nvest Funds reserves the right to suspend, terminate or modify the Internet capabilities offered to shareholders without notice.

YOU HAVE THE ABILITY TO RESTRICT INTERNET AND TELEPHONIC ACCESS TO YOUR ACCOUNTS BY NOTIFYING CDC NVEST FUNDS OF YOUR DESIRE TO DO SO.

Written notifications to CDC Nvest Funds should be sent to:

     CDC Nvest Funds
     P. O. Box 219579
     Kansas City, MO 64121-9579

Notification may also be made by calling 800-225-5478 during normal business hours.

--------------------------------------------------------------------------------
                                   REDEMPTIONS
--------------------------------------------------------------------------------

     The procedures for redemption of shares of a Fund are summarized in its Prospectus. As described in the Prospectus, a CDSC may be imposed on certain purchases of Classes A, B and C shares. For purposes of the CDSC, an exchange of shares from one Fund to another Fund is not considered a redemption or a purchase. For federal tax purposes, however, such an exchange is considered a sale and a purchase and, therefore, would be considered a taxable event on which you may recognize a gain or loss. In determining whether a CDSC is applicable to a redemption of Class A, Class B or Class C shares, the calculation will be determined in the manner that results in the lowest rate being charged. Therefore, for Class B shares it will be assumed that the redemption is first of any Class A shares in the shareholder's Fund account, second of shares held for over six years, third of shares issued in connection with dividend reinvestment and fourth of shares held longest during the six-year period. For Class C shares and Class A shares subject to CDSC, it will be assumed that the redemption is first of any shares that have been in the shareholder's Fund account for over a year, and second of any shares that have been in the shareholder's Fund account for under a year. The charge will not be applied to dollar amounts representing an increase in the net asset value of shares since the time of purchase or reinvested distributions associated with such shares. Unless you request otherwise at the time of redemption, the CDSC is deducted from the redemption, not the amount remaining in the account.

     To illustrate, assume an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares under dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in the net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 4% (the applicable rate in the second year after purchase).

     Class B shares purchased prior to May 1, 1997 are not subject to a CDSC on redemption.

     The Funds will only accept signature guarantees bearing the STAMP 2000 Medallion imprint. However, a signature guarantee will not be required if the proceeds of the redemption do not exceed $100,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address, or if the proceeds are going to a bank on file.

     If you select the telephone redemption service in the manner described in the next paragraph, shares of a Fund may be redeemed by calling toll free 800-225-5478. A wire fee, currently $5.00, will be deducted from the proceeds. Telephone redemption requests must be received by the close of regular trading on the Exchange. Requests made after that time or on a day when the Exchange is not open for business will receive the next business day's closing price. The proceeds of a telephone withdrawal will normally be sent on the first business day following receipt of a proper redemption request, which complies with the redemption procedures established by the Funds from time to time.

     In order to redeem shares by telephone, a shareholder must either select this service when completing the Fund application or must do so subsequently on the Service Options Form, which is available at www.cdcnvestfunds.com or from your investment dealer. When selecting the service, a shareholder may have their withdrawal proceeds sent to his or her bank, in which case the shareholder must designate a bank account on his or her application or Service Options Form to which the redemption proceeds should be sent as well as provide a check marked "VOID" and/or a deposit slip that includes the routing number of his or her bank. Any change in the bank account so designated may be made by furnishing to CIS or your investment dealer a completed Service Options Form, which may require a signature guarantee. Whenever the Service Options Form is used, the shareholder's signature must be guaranteed as described above. Telephone redemptions may only be made if the designated bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. The Funds, the Distributor and State Street Bank are not responsible for the authenticity of withdrawal instructions received by telephone, subject to established verification procedures. CIS, as agreed to with the Funds, will employ reasonable procedures to confirm that your telephone instructions are genuine, and if it does not, if may be liable for any losses due to unauthorized or fraudulent instructions. Such verification procedures include, but are not limited to, requiring a form of personal identification prior to acting on an investor's telephone instructions and recording an investor's instructions.

     The redemption price will be the net asset value per share (less any applicable CDSC and redemption fee) next determined after the redemption request and any necessary special documentation are received by State Street Bank or your investment dealer in proper form. Payment normally will be made by State Street Bank on behalf of the Fund within seven days thereafter. However, in the event of a request to redeem shares for which the Fund has not yet received good payment, the Funds reserve the right to withhold payments of redemption proceeds if the purchase of shares was made by a check which was deposited within ten calendar days prior to the redemption request (unless the Fund is aware that the check has cleared).

     The CDSC may be waived on redemptions made from IRA accounts due to attainment of age 59 1/2 for IRA shareholders who established accounts prior to January 3, 1995. The CDSC may also be waived on redemptions made from IRA accounts due to death, disability, return of excess contribution, required minimum distributions at age 70 1/2 (waivers apply only to amounts necessary to meet the required minimum amount), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of the account, and redemptions made from the account to pay custodial fees.

     The CDSC may be waived on redemptions made from 403(b)(7) custodial accounts due to attainment of age 59 1/2 for shareholders who established custodial accounts prior to January 3, 1995. The CDSC may also be waived on redemptions made from 403(b)(7) custodial accounts due to death or disability.

     The CDSC may also be waived on redemptions necessary to pay plan participants or beneficiaries from qualified retirement plans under Section 401 of the Code, including profit sharing plans, money purchase plans, 401(k) and custodial accounts under Section 403(b)(7) of the Code. Distributions necessary to pay plan participants and beneficiaries include payment made due to death, disability, separation from service, normal or early retirement as defined in the plan document, loans from the plan and hardship withdrawals, return of excess contributions, required minimum distributions at age 70 1/2 (waivers only apply to amounts necessary to meet the required minimum amount), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of your account, and redemptions made from qualified retirement accounts or Section 403(b)(7) custodial accounts necessary to pay custodial fees.

     A CDSC will apply in the event of plan level transfers, including transfers due to changes in investment where assets are transferred outside of CDC Nvest Funds, including IRA and 403(b)(7) participant-directed transfers of assets to other custodians (except for the reasons given above) or qualified transfers of assets due to trustee-directed movement of plan assets due to merger, acquisition or addition of additional funds to the plan.

     In order to redeem shares electronically through the ACH system, a shareholder's bank or credit union must be a member of the ACH system and the shareholder must have a completed, approved ACH application on file. In addition, the telephone request must be received no later than 4:00 p.m. (Eastern time). Upon receipt of the required information, the appropriate number shares will be redeemed and the monies forwarded to the bank designated on the shareholder's application through the ACH system. The redemption will be processed the day the telephone call is made and the monies generally will arrive at the shareholder's bank within three business days. The availability of these monies will depend on the individual bank's rules.

     The Funds will normally redeem shares for cash; however, the Funds reserve the right to pay the redemption price wholly or partly in kind if the Trust's Board of Trustees determines it to be advisable and in the

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interest of the remaining shareholders of a Fund. The redemptions in kind will be selected by the Fund's subadviser in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Funds are obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of the relevant Fund at the beginning of such period. Certain Funds may impose a redemption fee, as disclosed in the Prospectus. A redemption constitutes a sale of shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See also "Income Dividends, Capital Gain Distributions and Tax Status," below.

Small Account Policy
--------------------

     When your account falls below a set minimum as determined by the Board of Trustees from time to time, the Fund may charge you a fee in the amount of $20. This does not apply to certain qualified retirement plans. The Fund will impose this fee by selling the number of shares from your account necessary to pay the fee. The Funds also reserve the right to close your account and send you the proceeds if the balance in your account below a set minimum as determined by the Board of Trustees.

Reinstatement Privilege (Class A shares only)
---------------------------------------------

     The Prospectus describes redeeming shareholders' reinstatement privileges for Class A shares. Written notice and the investment check from persons wishing to exercise this reinstatement privilege must be received by your investment dealer within 120 days after the date of the redemption. The reinstatement or exchange will be made at net asset value next determined after receipt of the notice and the investment check and will be limited to the amount of the redemption proceeds or to the nearest full share if fractional shares are not purchased.

     Even though an account is reinstated, the redemption will constitute a sale for federal income tax purposes. Investors who reinstate their accounts by purchasing shares of the Funds should consult with their tax advisers with respect to the effect of the "wash sale" rule if a loss is realized at the time of the redemption.

--------------------------------------------------------------------------------
                             PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

Yield and Total Return
----------------------

     Each Fund may advertise the yield of each class of its shares. Each Fund's yield will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses of the relevant Trust allocated to each Fund. These factors, possible differences in the methods used in calculating yield and the tax exempt status of distributions should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of the Fund. Yields do not take into account any applicable sales charges or CDSC. Yield may be stated with or without giving effect to any expense limitations in effect for a Fund. For those funds that present yields reflecting an expense limitation or waiver, its yield would have been lower if no limitation or waiver were in effect. Yields and total returns will generally be higher for Class A shares than for Class B and Class C shares of the same Fund, because of the higher levels of expenses borne by the Class B and Class C shares. Because of its lower operating expenses, Class Y shares of each Fund can be expected to achieve a higher yield and total return than the same Fund's Classes A, B and C shares.

     Each Fund may also present one or more distribution rates for each class in its sales literature. These rates will be determined by annualizing the class's distributions from net investment income and net short-term capital gain over a recent 12-month, 3-month or 30-day period and dividing that amount by the maximum offering price or the net asset value. If the net asset value, rather than the maximum offering price, is used to calculate the distribution rate, the rate will be higher.

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     At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

     Investors in the Funds are specifically advised that share prices, expressed as the net asset values per share, will vary just as yield will vary. An investor's focus on the yield of a Fund to the exclusion of the consideration of the share price of that Fund may result in the investor's misunderstanding the total return he or she may derive from the Fund.

--------------------------------------------------------------------------------
           INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS
--------------------------------------------------------------------------------

     As described in the Prospectus, it is the policy of each Fund to pay its shareholders, as dividends, substantially all net investment income and to distribute annually all net realized long-term capital gains, if any, after offsetting any capital loss carryovers.

     Ordinary income dividends and capital gain distributions are payable in full and fractional shares of the relevant class of the particular Fund based upon the net asset value determined as of the close of the Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their ordinary income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to CDC Nvest Funds. In order for a change to be in effect for any dividend or distribution, it must be received by CDC Nvest Funds on or before the record date for such dividend or distribution.

     If you elect to receive your dividends in cash and the dividend checks sent to you are returned "undeliverable" to the Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

     As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31st of the succeeding year.

     Taxation of Funds. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify, each Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute at least 90% of the sum of its taxable net investment income, net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and (iii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash, U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses. So long as it qualifies for treatment as a regulated investment company, a Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions. If a Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

     An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's

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ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31st (or December 31st, if the Fund is so permitted to elect and so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax.

     Taxation of Fund Distributions. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level. Income derived from investments in fixed-income securities is not eligible for treatment as qualified dividend income.

     Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares (other than "exempt-interest dividends" paid by the Municipal Income and Massachusetts Funds, as described in the relevant Prospectuses). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Distributions declared and payable by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared.

     Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2008.

     In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property,
(3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company. Technical corrections legislation is pending which would change the preceding rule by substituting "121-day" for "120-day" and "181-day" for "180-day." The Treasury Department and the Internal Revenue Service have indicated that taxpayers may apply the qualified dividend income rules as if these technical corrections have already been enacted.

     In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. Only qualified dividend income received by the Fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than dividends properly designated as capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

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

     If a Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the tax basis in a shareholder's shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of such shares.

     Sale or Redemption of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

     A loss on the sale of shares held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received with respect to such shares and thereafter treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within a period beginning 30 days prior to the sale of the loss shares and ending 30 days after such sale.

     Exempt-Interest Dividends. A Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of obligations the interest on which is exempt from federal income tax. Distributions that the Fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may be taxable for federal alternative minimum tax purposes and for state and local purposes. If the Fund intends to be qualified to pay exempt-interest dividends, the Fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

     Investors may not deduct part or all of the interest on indebtedness, if any, incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Massachusetts and Municipal Income Funds. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholders that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed Funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

     Passive Foreign Investment Companies. Funds investing in foreign securities may own shares in certain foreign investment entities, referred to as "passive foreign investment companies." In order to avoid U.S. federal income tax, and an additional charge on a portion of any "excess distribution" from such companies or gain from the disposition of such shares, each Fund may elect to "mark to market" annually its investments in such entities and to distribute any resulting net gain to shareholders. Each Fund may also elect to treat the passive foreign investment company as a "qualified electing fund." As a result, each Fund may be required to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund-level tax. Income from investments in passive foreign investment companies generally will not qualify for treatment as qualified dividend income.

     Foreign Taxes. Funds investing in foreign securities may be liable to foreign governments for taxes relating primarily to investment income or capital gains on foreign securities in the Fund's portfolio. Each Fund may in some circumstances be eligible to, and in its discretion may, make an election under the Code that would allow Fund shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by that Fund to foreign countries in respect of foreign securities held at least a minimum period specified in the Code. If a Fund makes the

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

election, the amount of each shareholder's distribution reported on the information returns filed by such Fund with the IRS must be increased by the amount of the shareholder's portion of the Fund's foreign tax paid. A shareholder's ability to claim all or a part of a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code.

     Foreign Currency Transactions. Transactions in foreign currencies, foreign-currency denominated debt securities and certain foreign currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

     Financial Products. A Fund's investments in options, futures contracts, hedging transactions, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character distributions to Fund shareholders.

     Certain of each Fund's hedging activities (including its transactions, if any, in foreign currencies and foreign currency denominated instruments) are likely to result in a difference between the Fund's book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company.

     Securities loans may or may not be structured in a manner to preserve qualified dividend income treatment on dividends paid with respect to the securities lent. A Fund may receive substitute payments (instead of the dividend) that will not be eligible for treatment as qualified dividend income, taxed at the rate applicable to long-term capital gains.
     Securities issued or purchased at a discount. The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income net yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

     Real Estate Investment Trusts ("REITs"). A Fund's investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make required distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). The Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Income from REIT securities generally will not be eligible for treatment as qualified dividend income. This is true notwithstanding that, under technical corrections legislation currently pending in Congress (which, as described above, may be treated as enacted), REITs are generally able to pass through the tax treatment of qualified dividend income they receive.

     Under current law, the Funds serve to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if either: (1) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"); or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. The Fund may invest in REITs that hold residual interests in REMICs.

     Backup Withholding. Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number ("TIN"), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for

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

amounts paid after December 31, 2010.

     Other Tax Matters. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

     Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local and, where applicable, foreign taxes.

     The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates described above (or a reduced rate of withholding provided by treaty).

          If a shareholder recognizes a loss with respect to the fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The financial statements of the Funds and the related reports of independent auditors included in the Funds' Annual Reports for the year ended December 31, 2003 (January 31, 2004 for AEW Real Estate Fund) are incorporated herein by reference. The financial statements and financial highlights for these Funds included in their Annual Reports for the year ended December 31, 2003 (January 31, 2004 for AEW Real Estate Fund) are incorporated by reference to such reports. The Funds' annual reports are available upon request and without charge. Each Fund will send a single copy of its annual report to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may request additional copies of any annual report by telephone at (800) 225-5478 or by writing to the Distributor at: CDC IXIS Asset Management Distributors, L.P., 399 Boylston Street, Boston, Massachusetts 02116. The annual and semi-annual reports are also available on-line at the SEC's website, at www.sec.gov.

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                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

     Certain of the Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund's overall dollar-weighted average quality, unrated securities are treated as if rated, based on the adviser's or subadviser's view of their comparability to rated securities. A Fund's use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by the adviser or a subadviser to be of comparable quality). The percentage of a Fund's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

Moody's Investors Service, Inc.

     Corporate and Municipal Bond Ratings

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as

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

having extremely poor prospects of ever attaining any real investment standing.

     Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

     Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

     Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

     Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's Ratings Services

     Issue Credit Rating Definitions

     A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

     Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

     Investment Grade

     AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

     Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.

     C: A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     CI: The rating CI is reserved for income bonds on which no interest is being paid. D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

     The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Commercial Paper Rating Definitions

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                                      Registration Nos. 33-62061
                                                                        811-7345
                            CDC NVEST FUNDS TRUST III

                                     PART C
                                OTHER INFORMATION

Item 23. Exhibits

(a)             Articles of Incorporation.

     (1) The Registrant's Restatement of Amended Agreement and Declaration of Trust dated April 25, 2002 (the "Agreement and Declaration") is incorporated by reference to exhibit (a)(1) to post-effective amendment ("PEA") No. 22 to the initial registration statement (the "Registration Statement") filed on April 29, 2002.

     (2) Amendment No. 1 dated November 22, 2002 to the Agreement and Declaration is incorporated by reference to exhibit (a)(2) to PEA No. 23 to the Registration Statement filed on February 28, 2003.

     (3) Amendment No. 2 dated February 28, 2003 to the Agreement and Declaration is incorporated by reference to exhibit (a)(3) to PEA No. 25 to the Registration Statement filed on February 27, 2004.

     (4) Amendment No. 3 dated August 22, 2003 to the Agreement and Declaration is incorporated by reference to exhibit (a)(4) to PEA No. 25 to the Registration Statement filed on February 27, 2004.

(b)             By-Laws.


     (1) The Registrant's Amended and Restated By-Laws are incorporated by reference to exhibit (b)(1) to PEA No. 26 to the Registration Statement filed on April 29, 2004.


(c)             Instruments Defining Rights of Security Holders.

                Rights of shareholders are described in Article III, Section 6 of the Agreement and Declaration is incorporated by reference to exhibit (a)(1) to PEA No. 22 to the Registration Statement filed on April 29, 2002 and to exhibit (a)(4) incorporated by reference to PEA No. 25 to the Registration Statement filed on February 27, 2004.

(d)             Investment Advisory Contracts.

     (1) Advisory Agreement dated March 15, 2001 between the Registrant, on behalf of Harris Associates Focused Value Fund (formerly CDC Nvest Select Fund) and CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers") is incorporated by reference to exhibit
                (d)(1)(v) to PEA No. 16 to the Registration Statement filed on April 30, 2001.

     (2) Subadvisory Agreement dated March 15, 2001 among the Registrant, on behalf of Harris Associates Focused Value Fund, CDC IXIS Advisers and Harris Associates L.P. ("Harris Associates") is incorporated by reference to exhibit (d)(2)(v) to PEA No. 16 to the Registration Statement filed on April 30, 2001.


     (3) Form of Advisory Agreement between the Registrant, on behalf of CDC IXIS Moderate Diversified Portfolio, and CDC IXIS Advisers to be filed by amendment.

     (4) Form of Subadvisory agreement among the Registrant, on behalf of its CDC IXIS Moderate Diversified Portfolio, CDC IXIS Advisers and Loomis Sayles & Company, L.P. ("Loomis Sayles") to be filed by amendment.

     (5) Form of Subadvisory agreement among the Registrant, on behalf of its CDC IXIS Moderate Diversified Portfolio, CDC IXIS Advisers and Loomis Sayles to be filed by amendment

     (6) Form of Subadvisory agreement among the Registrant, on behalf of its CDC IXIS Moderate Diversified Portfolio, CDC IXIS Advisers and Reich & Tang Asset Management, LLC ("Reich & Tang") to be filed by amendment.

     (7) Form of Subadvisory agreement among the Registrant, on behalf of its CDC IXIS Moderate Diversified Portfolio, CDC IXIS Advisers and Harris Associates to be filed by amendment .

     (8) Form of Subadvisory Agreement among the Registrant, on behalf of its CDC IXIS Moderate Diversified Portfolio, CDC IXIS Advisers and Hansberger Global Investors, Inc. ("Hansberger"). to be filed by amendment


(e)             Underwriting Contracts.

     (1) Distribution Agreement dated March 3, 2003 between the Registrant, on behalf of Harris Associates Focused Value Fund, and CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors") is incorporated by reference to exhibit (e)(1) to PEA No. 24 to the Registration Statement filed on April 29, 2003.


     (2) Form of Dealer Agreement used by CDC IXIS Distributors is iincorporated by reference to exhibit (e)(2) to PEA No. 26 to the Registration Statement filed on April 29, 2004.

     (3) Form of Distribution Agreement between the Registrant, on behalf of CDC IXIS Moderate Diversified Portfolio, and CDC IXIS Distributors to be filed by amendment.


(f)             Bonus or Profit Sharing Contracts.

                Not applicable.

(g)             Custodian Agreements.

     (1) Custody Agreement dated May 1, 2002 between the Registrant, on behalf of Harris Associates Focused Value Fund, and Investors Bank & Trust Company ("IBT") is incorporated by reference to exhibit (g)(1) to PEA No. 23 to the Registration Statement filed on February 28, 2003.

     (2) Delegation Agreement dated May 1, 2002 between Registrant, on behalf of Harris Associates Focused Value Fund, and IBT is incorporated by reference to exhibit (g)(2) to PEA No. 23 to the Registration Statement filed on February 28, 2003.

(h)             Other Material Contracts.

     (1)  (i)   Transfer Agency and Service Agreement dated November 1, 1999 among the Registrant, on behalf of its respective series, CDC
                Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Cash
                Management Trust and CDC Nvest Tax Exempt Money Market Trust and
                CDC IXIS Asset Management Services, Inc. ("CIS") is incorporated by reference to exhibit (h)(1) to

                PEA No. 11 to the Registration Statement filed on April 27,
                2000.

          (ii) First Addendum to Transfer Agency and Service Agreement dated September 12, 3003 is incorporated by reference to exhibit
                (h)(1)(ii) to PEA No. 25 to the Registration Statement filed on February 27, 2004.

          (iii) Second Addendum to Transfer Agency and Service Agreement dated January 1, 2004 is incorporated by reference to exhibit
                (h)(1)(iii) to PEA No. 25 to the Registration Statement filed on February 27, 2004.

     (2)  (i)   Administrative Services Agreement dated October 1, 2003
                among the Registrant, on behalf of its respective series, CDC
                Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Cash
                Management Trust, CDC Nvest Companies Trust I, Loomis Sayles
                Funds I and Loomis Sayles Funds II and CIS is incorporated by reference to exhibit (h)(2)(i) to PEA No. 25 to the Registration
                Statement filed on February 27, 2004.


     (3) Fee Waiver/Expense Reimbursement Undertakings dated April 30, 2004 between CDC IXIS Advisers and the Registrant and its respective series enumerated in such undertakings is incorporated by reference to exhibit (h)(3) to PEA No.26 to the Registration Statement filed on April 29, 2004.


     (4) Securities Lending Agency Agreement dated May 1, 2002 between the Registrant, on behalf of Harris Associates Focused Value Fund, and IBT is incorporated by reference to exhibit (h)(4) to PEA No. 23 to the Registration Statement filed on February 28, 2003.

     (5) Reliance Agreement for Exchange Privileges dated September 30, 2003 by and among CDC Nvest Companies Trust I, CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, Registrant, CDC Nvest Cash Management Trust, Loomis Sayles Funds I and Loomis Sayles Funds II is incorporated by reference to exhibit (h)(4) to PEA No. 25 to the Registration Statement filed on February 27, 2004.

(i)             Legal Opinion.

                Opinion of Ropes & Gray with respect to Harris Associates Focused Value Fund is incorporated by reference to exhibit i(3) to PEA No. 15 to the Registration Statement filed on March 12, 2001.


                Opinion of Ropes & Gray with respect to CDC IXIS Moderate Diversified Portfolio to be filed by amendment.


(j)             Other Opinions.




(k)             Omitted Financial Statements.

                Not applicable.

(l)             Initial Capital Agreements.

                Not applicable.

(m)             Rule 12b-1 Plans.

          (a) Rule 12b-1 Plan relating to class A shares of Harris Associates Focused Value Fund is incorporated by reference to exhibit m(13) to PEA No. 15 to the Registration Statement filed on March 12, 2001.

          (b) Rule 12b-1 Plan relating to class B shares of Harris Associates Focused Value Fund is incorporated by reference to exhibit
                (m)(b) to PEA No. 24 to the Registration Statement filed on April 29, 2003.

          (c) Rule 12b-1 Plan relating to class C shares of Harris Associates Focused Value Fund is incorporated by reference to exhibit m
                (15) to PEA No. 15 to the Registration Statement filed on March 12, 2001.


          (d) Rule 12b-1 Plan relating to class A shares of CDC IXIS Moderate Diversified Portfolio Fund to be filed by amendment.

          (e) Rule 12b-1 Plan relating to class B shares of CDC IXIS Moderate Diversified Portfolio to be filed by amendment.

          (f) Rule 12b-1 Plan relating to class C shares of CDC IXIS Moderate Diversified Portfolio to be filed by amendment.


(n)             Rule 18f-3 Plan

                Registrant's Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940, as amended, effective February 2004, is incorporated by reference to exhibit (n) to PEA No. 25 to the Registration Statement filed on February 27, 2004.

(p)             Code of Ethics

     (1) Code of Ethics dated August 22, 2003 for Registrant is incorporated by reference to exhibit (p)(1) to PEA No. 25 to the Registration Statement filed on February 27, 2004.

     (2) Code of Ethics dated July 1, 2003 for CDC IXIS Advisers and CDC IXIS Distributors is incorporated by reference to exhibit (p)(2) to PEA No. 25 to the Registration Statement filed on February 27, 2004.

     (3) Code of Ethics effective January 31, 2002 for Harris Associates is incorporated by reference to exhibit (p)(5) to PEA No. 23 to the Registration Statement filed on February 28, 2003.


     (4) Code of Ethics dated January 14, 2000 as amended March 1, 2004 of Loomis Sayles is filed herewith.

     (5) Code of Ethics dated February 1, 2001 for Hansberger is filed herewith.

     (6) Code of Ethics effective January 13, 2003 of Reich & Tang is filed herewith.


(q)             Powers of Attorney

                Power of Attorney for Peter S. Voss, Graham T. Allison, Jr., Daniel M. Cain, Kenneth J. Cowan, Richard Darman, John T. Hailer, Sandra O. Moose, John A. Shane, Edward Benjamin, Paul Chenault and Robert Blanding dated June 12, 2003 designating John M. Loder, John E. Pelletier and Nicholas H. Palmerino as attorneys to sign for each Trustee is incorporated by reference to exhibit (q) to PEA No. 25 to the Registration Statement filed on February 27, 2004.

Item 24. Persons Controlled by or under Common Control with the Fund.

     The Registrant is not aware of any person controlled by or under common control with any of its series. Persons that owned of record, as of April 6, 2004, 25% or more of outstanding voting securities of one or more series of the Registrant, and thus may be deemed to "control" the Harris Associates Focused Value Fund within the meaning of section 2(a)(9) of the Investment Company Act of 1940, as amended, are listed in the statement of additional information under the section titled "Ownership of Fund Shares".

Item 25. Indemnification.

     Under Article 4 of the Registrant's By-laws, any past or present Trustee or officer of the Registrant (hereinafter referred to as a "Covered Person") shall be indemnified to the fullest extent permitted by law against all liability and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding to which he or she may be a party or otherwise involved by reason of his or her being or having been a Covered Person. That provision does not authorize indemnification when it is determined that such covered person would otherwise be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. This description is modified in its entirety by the provision of Article 4 of the Registrant's By-laws contained in PEA No.6 to the Registration Statement filed on April 29, 2004 as exhibit (b)(1) and which is incorporated by reference.

     The Distribution Agreement, the Custodian Agreement, the Transfer Agency and Service Agreement and the Administrative Services Agreement (the "Agreements") contained herein and in various post-effective amendments and incorporated herein by reference, provide for indemnification. The general effect of these provisions is to indemnify entities contracting with the Registrant against liability and expenses in certain circumstances. This description is modified in its entirety by the provisions of the Agreements as contained in this Registration Statement and incorporated herein by reference.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any claim, action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     Registrant and its Trustees, officers and employees are insured, under a policy of insurance maintained by the Registrant in conjunction with CDC IXIS Asset Management North America, L.P. and its affiliates, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such Trustees or officers. The policy expressly excludes coverage for any Trustee or officer for any claim arising out of any fraudulent act or omission, any dishonest act or omission or any criminal act or omission of the Trustee or officer.

Item 26. Business and Other Connections of Investment Adviser

(a) CDC IXIS Advisers, a wholly-owned subsidiary of CDC IXIS Asset Management North America, L.P., serves as investment adviser to the Harris Associates Focused Value Fund. CDC IXIS Advisers was organized in 1995.

     The list required by this Item 26 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and partners of CDC IXIS Advisers during the past two years is incorporated herein by reference to schedules A, C and D of Form ADV filed by CDC IXIS Advisers pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act")(File No. 801-48408; IARD/CRD No. 106800).


(b) Harris Associates serves as subadviser to the Harris Associates Focused Value Fund and CDC IXIS Moderate Diversified Portfolio. Harris Associates serves as investment adviser to mutual funds, individuals, trusts, retirement plans, endowments and foundations, and manages several private partnerships, and is a registered commodity trading adviser and commodity pool operator.


     The list required by this Item 26 regarding any other business, profession or employment of a substantial nature engaged in by officers and partners of Harris Associates during the past two years is incorporated herein by reference to schedules A, C and D of Form ADV filed by Harris Associates pursuant to the Advisers Act (SEC File No. 801-50333; IARD/CRD No. 106960).


(c) Loomis Sayles, subadviser of the Registrant's CDC IXIS Moderate Diversified Portfolio, provides investment advice to a number of other registered investment companies and to other organizations and individuals.

     The list required by this Item 26 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and partners of Loomis Sayles during the past two years is incorporated herein by reference to schedules A, C and D of Form ADV filed by Loomis Sayles pursuant to the Investment Advisers Act of 1940 as amended (the "Advisers Act") (SEC File No. 801-170; IARD/CRD No. 105377).

(d) Hansberger serves as subadviser to Registrant's CDC IXIS Moderate Diversified Portfolio

     The list required by this Item 26 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and directors of Hansberger during the past two years is incorporated herein by reference to schedules A, C and D of Form ADV filed by Hansberger pursuant to the Advisers Act (File No. 801-46059; IARD/CRD No. 106039).

(e) Reich & Tang serves as subadviser to the Registrant's CDC IXIS Moderate Diversified Portfolio. Reich & Tang serves as the investment adviser to a number of other registered investment companies.

     The list required by this Item 26 regarding any other business, profession, vocation or employment of substantial nature engaged in by officers and directors of Reich & Tang during the past two years is incorporated herein by reference to schedules A, C and D of form ADV filed by Reich & Tang pursuant to the Advisers Act (SEC File No. 801-47230; IARD/CRD No. 106186).


Item 27. Principal Underwriter

(a) CDC IXIS Asset Management Distributors, L.P. also serves as principal underwriter for:

     CDC Nvest Funds Trust I
     CDC Nvest Funds Trust II
     CDC Nvest Cash Management Trust
     CDC Nvest Companies Trust I
     Loomis Sayles Funds I
     Loomis Sayles Funds II

(b) The general partner and officers of the Registrant's principal underwriter, CDC IXIS Asset Management Distributors, L.P., and their addresses are as follows:

                                Positions and Offices         Positions and Offices
          Name               with Principal Underwriter          with Registrant
--------------------------------------------------------------------------------------
CDC IXIS Asset Management  General Partner                 None
Distribution Corp.

John T. Hailer             President and Chief Executive   President, Chief Executive
                           Officer                         Officer and Trustee

John E. Pelletier          Executive Vice President,       Secretary and Clerk
                           General Counsel, Secretary and
                           Clerk

Scott E. Wennerholm        Executive Vice                  None
                           President, Treasurer, Chief
                           Financial Officer, and Chief
                           Operating Officer

Coleen Downs Dinneen       Senior Vice President, Deputy   Assistant Secretary
                           General Counsel, Assistant
                           Secretary and Assistant Clerk

Beatriz Pina Smith         Vice President and Assistant    None
                           Treasurer, Controller

Anthony Loureiro           Vice President and Chief        None
                           Compliance Officer

Joanne Kane                Anti-Money Laundering           None
                           Compliance Officer

Frank S. Maselli           Executive Vice President        None

Susannah Wardly            Senior Vice President           None

Maureen O'Neill            Senior Vice President           None

Curt Overway               Senior Vice President           None

Matt Witkos                Executive Vice President        None

Robert Krantz              Executive Vice President        None

Jeff Coron                 Senior Vice President           None

The principal business address of all the above persons or entities is 399 Boylston Street, Boston, MA 02116.

(c)  Not applicable.

Item 28. Location of Accounts and Records

     The following companies maintain possession of the documents required by the specified rules:

          For all series of Registrant:

          (i)   CDC Nvest Funds Trust III
                399 Boylston Street
                Boston, MA 02116

          (ii)  CDC IXIS Asset Management Services, Inc.
                399 Boylston Street
                Boston, MA 02116

          (iii) State Street Bank and Trust Company
                225 Franklin Street
                Boston, Massachusetts 02110

          (iv)  Investors Bank & Trust Company
                200 Clarendon Street
                Boston, Massachusetts 02116

          (v)   CDC IXIS Asset Management Advisers, L.P.
                399 Boylston Street
                Boston, MA 02116

          (vi)  CDC IXIS Asset Management Distributors, L.P.
                399 Boylston Street
                Boston, Massachusetts 02116

          (vii) Harris Associates L.P.
                Two North LaSalle Street
                Chicago, Illinois 60602

Item 29. Management Services

     None.

Item 30. Undertakings

(a) The Registrant undertakes to provide a copy of the annual report of any of its series to any person who receives a prospectus for such series and who requests the annual report.

(b) The Registrant hereby undertakes that, if requested to do so by holders of at least 10% of the Fund's outstanding shares, it will call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and will assist in communications between shareholders for such purpose as provided in Section 16(c) of the Investment Company Act of 1940.

                            CDC NVEST FUNDS TRUST III
                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all requirements for effectiveness of this Post Effective Amendment ("PEA") No. 27 to its Registration Statement under Rule 485(a) under the Securities Act of 1933, as amended, and has duly caused this PEA No. 27 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 30/th/ day of April, 2004.

                                        CDC NVEST FUNDS TRUST III


                                        By:  /s/ John T. Hailer
                                             -----------------------------------
                                             John T. Hailer
                                             Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                     Title                     Date
----------------------------  ------------------------  ------------------------

/s/ PETER S. VOSS*
----------------------------  Chairman of the Board;    April 30, 2004
                              Trustee
Peter S. Voss

/s/ Nicholas H. Palmerino
----------------------------  Treasurer                 April 30, 2004
Nicholas H. Palmerino

/s/ GRAHAM T. ALLISON, JR.*
----------------------------  Trustee                   April 30, 2004
Graham T. Allison, Jr.

/s/ EDWARD A. BENJAMIN*
----------------------------  Trustee                   April 30, 2004
Edward A. Benjamin

/s/ ROBERT J. BLANDING*
----------------------------  Trustee                   April 30, 2004
Robert J. Blanding

/s/ DANIEL M. CAIN*
----------------------------  Trustee                   April 30, 2004
Daniel M. Cain

/s/ PAUL G. CHENAULT*
----------------------------  Trustee                   April 30, 2004
Paul G. Chenault

/s/ KENNETH J. COWAN*
----------------------------  Trustee                   April 30, 2004
Kenneth J. Cowan

/s/ RICHARD DARMAN*
----------------------------  Trustee                   April 30, 2004
Richard Darman

/s/ John T. Hailer
----------------------------  Chief Executive Officer;  April 30, 2004
                              President; Trustee
John T. Hailer

/s/ SANDRA O. MOOSE*
----------------------------  Trustee                   April 30, 2004
Sandra O. Moose

/s/ JOHN A. SHANE*
----------------------------  Trustee                   April 30, 2004
John A. Shane


                                        *By:  /s/ John E. Pelletier
                                              ----------------------------------
                                              John E. Pelletier
                                              Attorney-In-Fact
                                              April 30, 2004**

** Powers of Attorney are incorporated by reference to exhibit (q) to PEA No. 25 to the Registration Statement filed on February 27, 2004.

                            CDC Nvest Funds Trust III

                                  Exhibit Index

                        Exhibits for Item 23 of Form N-1A

Exhibit   Exhibit Description
(p)(4)    Code of Ethics of Loomis, Sayles & Company, L.P.
(p)(5)    Code of Ethics of Hansberger Global Investors, Inc.
(p)(6)    Code of Ethics of Reich & Tang Asset Management, LLC